UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of registrant as specified in charter)
                                    --------


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
              (Address of principal executive offices) (Zip code)

                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                    (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                   DATE OF FISCAL YEAR END: JANUARY 31, 2010

                   DATE OF REPORTING PERIOD: JANUARY 31, 2010

ITEM 1.    REPORTS TO STOCKHOLDERS.

                                   (GRAPHIC)

                                 ANNUAL REPORT

                        HANCOCK HORIZON FAMILY OF FUNDS

                                JANUARY 31, 2010

                       The Advisors' Inner Circle Fund II

HANCOCK HORIZON FAMILY OF FUNDS                                           (LOGO)
                                                                JANUARY 31, 2010

                                TABLE OF CONTENTS

Shareholder Letter ........................................................    2
Economic Overview and Investment Outlook ..................................    4
Investment Philosophy .....................................................   12
Management's Discussion of Fund Performance ...............................   13
Disclosure of Fund Expenses ...............................................   34
FINANCIAL STATEMENTS
Schedules of Investments ..................................................   36
Statements of Assets and Liabilities ......................................   53
Statements of Operations ..................................................   56
Statements of Changes in Net Assets .......................................   58
Financial Highlights ......................................................   62
Notes to Financial Statements .............................................   76
Report of Independent Registered Public Accounting Firm ...................   89
Trustees and Officers of The Advisors' Inner Circle Fund II ...............   90
Notice to Shareholders ....................................................   98

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors' Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-346-6300; and (ii) on the Commission's website at http://www.sec.gov.

SHAREHOLDER LETTER

DEAR SHAREHOLDER,

As another year ends and a new one begins, we anticipate a more stable market where security selection will once again be vital. In mid-2009, the markets experienced a "trash" led rally where fundamentals were ignored and low quality investments were the big winners. We don't expect this trend to continue in 2010, which should be beneficial to our disciplined investment styles and philosophy. As always, we hope to continue to help you meet the challenges on your horizon in 2010 with experience, strength, stability, and integrity.

HANCOCK HORIZON QUANTITATIVE LONG/SHORT AND HANCOCK HORIZON DIVERSIFIED INTERNATIONAL FUNDS CELEBRATE THEIR FIRST ANNIVERSARY

On September 30, 2008, we introduced two new members to the Hancock Horizon family, the Hancock Horizon Quantitative Long/Short Fund and the Hancock Horizon Diversified International Fund. The Hancock Horizon Diversified International Fund had stellar performance returning 65.63% (Trust Class Shares) for one year and 11.09% since inception, both numbers as of January 31, 2010. This one year performance puts the Hancock Horizon Diversified International Fund in the top 5% of its peers according to Lipper Financial. Although the Hancock Horizon Quantitative Long/Short Fund's performance has not lived up to expectations due to the aforementioned anomalies in the market, we believe that this fund will be well positioned as the market returns to normalcy.

HANCOCK HORIZON BURKENROAD FUND'S ASSETS ARE UP 65% IN THE LAST YEAR

At the beginning of our 2009 fiscal year, the Hancock Horizon Burkenroad Fund had a little over $28 million in assets. As of January 31, 2010 the Fund's assets were over $46 million and up 65% in one year. We contribute this great success to both management and increased distribution efforts. The Hancock Horizon Burkenroad Fund returned 35% (Class A Shares) for the one year period and has returned 9.0% since inception, which puts it in the top 6% of all small cap value funds according to Lipper Financial.

HANCOCK HORIZON TREASURY MONEY MARKET FUND CHANGES NAME AND STRATEGY

In March 2009, the Hancock Horizon Treasury Money Market Fund changed its name to the Hancock Horizon Government Money Market Fund, and as the name suggests, the investment strategy was changed to incorporate investments in various obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This change was made to enhance returns for investors while continuing to invest in the safest and highest quality assets. These changes have not affected the Fund's top AAAm rating from Moody's and Standard & Poor's.


---------------
Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

As we approach our ten year anniversary as a mutual fund complex, we would like to take this opportunity to thank you for your investment in the Hancock Horizon Funds. We appreciate your support and confidence in our management team and look forward to continuing to serve your investment needs in the future.

Sincerely,


/s/ Clifton Saik

Clifton Saik
Executive Vice President

ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK

A year ago, we noted that governments and central banks around the world were pulling out all the stops in an effort to revive the credit markets and restore normal functionality. The unprecedented response to the financial crisis from government monetary and fiscal policy was undoubtedly necessary to contain the panic and stabilize the markets. It was also clear at the time that going forward, governments would become more involved in economic matters and assume a more active role in the regulation of the financial system. The lessons of history suggested that the heavy hand of government would not be removed quickly, leading inevitably to unintended consequences. Academic analysis of credit busts in the past and the current "Great Contraction" indicated that a return to normalcy would take time, lots of time.

Carmen Reinhart and Kenneth Rogoff (THE AFTERMATH OF FINANCIAL CRISES and THIS TIME IS DIFFERENT, EIGHT CENTURIES OF FINANCIAL FOLLY) found that following severe financial crises, increases in government debt were quite large driven by declining tax revenues and new government spending programs intended to cushion the downturn. Their studies of past cycles showed that following a two year decline in output, below trend GDP growth usually persisted for years, the average decline in inflation adjusted house prices approached 35% and common stock prices, on average, declined more than 50% over a period of 36 months. Authors Reinhart and Rogoff also warned that while the current crisis appeared to be evolving according to historical precedent, the global nature of the event would probably strain the finances of individual countries and raise the risk of sovereign debt default.

In January 2009, the United States was in the 13th month of recession according to the NBER recession dating committee. Our guess was that the domestic contraction would approach the 18 month average duration of severe recessions in the past, indicating that negative real GDP figures would be recorded through mid-year 2009. Since we were dealing with a balance sheet recession rather than the normal interest rate and inventory adjustment cycle, below trend GDP growth was likely to persist for some time beyond the end of the recession. Private sector deleveraging, the process of rebuilding balance sheets, would be a powerful counterweight to government monetary and fiscal stimulus programs. It was also already evident that declining tax receipts and government spending would create a huge budget deficit with future consequences related to periods of inflation and/or deflation, the international position of the dollar and the U.S. standard of living.

The uncertainties, political and economic, suggested a troubled future for investors, but as a result of the 2008 crash, common stock valuation readings from late 2008 through early 2009 were at attractive levels not seen in decades. Our survey of various models designed to register overvalued or undervalued conditions presented a uniformly positive picture. While the monetary and fiscal stimulus programs underway and contemplated would create problems in the future, they would be sufficient to contain the crisis and support a recovery. The implied potential gain from common stocks was in the double digit range (10% annualized) for the next three to five years. According to the historical record, prospective ten-year returns were almost as good following

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                                                                          (LOGO)
                                                                JANUARY 31, 2010

similar valuation readings in the past. However, using the historic cycle evidence as a guide, the range-bound secular bear market in the major common stock indices that has been in effect since the bursting of the technology bubble in 2000 could continue perhaps for another three to five years. The existing secular bear period had exhibited a deflationary bias in contrast to the inflationary theme of the last one, which spanned approximately 16 years between 1965 and 1982. Bond total returns, therefore, in the relatively low inflation environment of the past decade, exceeded returns on cash-equivalent investments. We believed that bonds would continue to provide a superior alternative to cash-equivalents for the foreseeable future because rising inflation was not yet on the radar screen, and deflationary forces are usually predominant in the aftermath of a credit bubble. The credit panic had also driven yields of high quality corporate bonds and tax-free municipal securities up to very attractive levels, presenting investors with an excellent buying opportunity.

Economic and market trends generally followed our expectations during the balance of 2009, and broadly emulated the patterns of activity encompassing similar events in the past. The recession apparently ended some time early in the third quarter of 2009. At least that is what the statistics suggest. The National Bureau of Economic Research (NBER), the official arbiter of recession beginnings and endings, will mark the date after all the data is collected and carefully analyzed. Common stock prices rallied and bond prices moved higher as economic conditions stabilized. The real surprise during the past 12 months was the magnitude of the recovery in stock prices. That a strong recovery rally of some kind would likely ensue following massive government stimulus and good valuation readings was not surprising, but the 70% advance in the S&P 500 Index from the March 2009 low to the recent high in January 2010 exceeded anything seen since the 1930s in terms of size and speed. Another surprising characteristic of the stock market advance in 2009 was the significant outperformance of beaten-down, lower quality stocks with unattractive fundamentals compared to higher quality stocks with favorable fundamentals. Outsized returns from low quality securities are typical during rallies from major market lows, but this event eclipsed anything seen in the past 25 years. It was a "gamblers and speculator's delight" quipped one market strategist. The relatively poor gains accruing to higher quality stocks with actual earnings and dividends, for example, was disappointing for investors who employ fundamental relative value disciplines, but history shows that this kind of performance disparity is unsustainable in the long-term.

The year began, however, on a positive note for us, relatively speaking, and through February the performance of most of our equity investment styles exceeded respective benchmark indices. This relative performance advantage changed abruptly in March. Essentially, with most of the action occurring in the first eight weeks following the early March low, poor quality stocks with relatively poor or no earnings, reduced or eliminated dividends, poor return on equity and high debt to equity outperformed high quality stocks with superior fundamentals. For quality-oriented investors like us who focus on fundamental factors that are highly correlated with superior long-term results, the past year was frustrating to say the least. We have seen this sort of thing happen before. Most recently, something similar occurred in 2003 when the largest gains accrued to stocks with no earnings at all. In 1999 during the technology bubble, speculative issues with no earnings or incredibly high price-to-earnings ratios outperformed. Another so called "beta rally", defined by the participation of high risk/high volatility stocks, occurred coming out of the 1990-91 recession. Over the past twenty-five years, these periods to varying degrees produced short-term performance interruptions in disciplined, fundamentally-based investment programs like ours. They took a bite out of the long-term performance record, but none of these episodes were sustained. Good fundamentals once again became correlated with good performance. Historically, this kind of action often occurs following a bear market low, so while we do not believe that the 2003-2007 cyclical advance will be repeated in the near future, the weight of evidence, including this "garbage led" rally, suggests that the worst has been seen for common stocks - for a time at least. We still have to worry about government intrusion into the private sector and the Fed's easy-money exit strategy. From a stock selection standpoint, we believe the historic record of demonstrated long-term success using time-tested, logical fundamental inputs will be replicated going forward. We have difficulty imagining a world turned upside down in which consistently rebalancing an equity portfolio into stocks with relatively poor fundamentals will be the path to superior long-term results.

The bond market also experienced a rapid turnaround in 2009 following the 2008 credit panic that engulfed everything but U.S. treasuries. High single-digit and double-digit total returns, for example, were recorded by intermediate to long-term corporate and municipal bonds. Short-term cash equivalent returns were practically nil.

This speculative period also produced an unusual reversal of investment adviser returns from 2008 to 2009, according to Mark Hulbert's THE HULBERT FINANCIAL DIGEST. Hulbert wrote in the January issue that, "Never before in my 30 years of tracking investment newsletters have I seen such stunning reversals in advisers' yearly rankings from one year to the next." As an example, he pointed out that the newsletter portfolio that was "dead last for performance in 2008" produced a gain that ranked in the 98th percentile (100 being the best) for 2009. We observed that similar performance anomalies from 2008 to 2009 occurred in the world of institutional investing. In his January report, Hulbert also pointed out the obvious - that selecting an adviser based on performance over a single year is not conducive to long-term investment success. To demonstrate the value of focusing on performance periods exceeding one year as a means of selecting potentially superior performing managers and strategies/styles in the future, Hulbert created from his performance rating database, three hypothetical portfolios rebalanced annually over the last 20 years. The first portfolio was initially invested and rebalanced annually in the adviser portfolio with the best return during the previous calendar year. The

                                                                          (LOGO)
                                                                JANUARY 31, 2010

second portfolio was invested in the adviser portfolio with the best trailing five-year return through the end of the previous calendar year and rebalanced annually. The third portfolio used a ten-year performance time period with annual rebalancing to the advisor with the best trailing ten-year return. The portfolio invested using the one-year evaluation process recorded an annualized loss over the 20-year period. The portfolio based on the trailing five-year performance produced positive results with the best gains realized using the trailing ten-year returns. Now, analysts and statisticians of all stripes will argue, correctly, that this simple test is not a statistically robust examination of manager skill-and-return persistence. The conclusion that longer time periods provide more useful comparisons between investment advisors is, however, supported by voluminous academic research, particularly when the advisor universe is populated with disciplined investors who consistently adhere to a particular style or investment philosophy.

Examining the current economic, political and financial market picture, leading U.S. economic indicators support a forecast of rising business activity at least through mid-year. Recent reports from both the manufacturing and service sectors are positive. Unfortunately, the employment picture, while improving, remains weak and credit is not expanding. Year-over-year percentage changes in consumer installment credit, mortgage demand, and business credit are still declining. Money supply (M2) growth is about 2% over the past twelve months and is approaching a reading of no growth at all over the past six months. Unless money growth begins to expand quickly and/or the velocity or turnover of money accelerates, economic growth will begin to falter in the second half of 2010. The "high frequency" economic conditions index developed and recently published by researchers at the Philadelphia Federal Reserve Bank has for several months been signaling a plateau or slowing in the rate of economic growth. The growth rate of the Economic Cycle Research Institute's (ECRI) leading economic index
(WLI), historically a very sensitive barometer of future conditions, recently touched a 25-week low causing managing director Lakshman Achuthan to say that, "while the U.S. expansion is well set to strengthen in the near term, the current easing in WLI growth.... suggests that growth will begin to throttle back by mid-year." Real GDP forecasts, for all of 2010, range from an above average 4% to a below average 2%. Current data suggests that forecasts toward the low end of this range will prove to be more accurate. ECRI researchers believe that the path of economic growth in coming years will be bumpy and marred by more frequent recession pot holes, a not surprising expectation given the severity of the financial crisis and what has transpired after similar events in the past. The economic forecaster's task is always difficult and imprecise, but the current situation is particularly hard to read because of the unprecedented fiscal and monetary policies employed in an attempt to mitigate the damage. No one is really sure, for example, how much of the recovery to date is "real" and how much is solely due to government support. Have Keyne's "animal spirits" been revived, and if so, are they strong enough to

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ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONTINUED)

withstand a withdrawal of fiscal stimulus and the implementation of the Federal Reserve's "exit strategy"? Only time will tell.

Europe's economic difficulties stemming from the financial crisis mirror those of the United States, but in contrast to our 5.7% real GDP bounce in the fourth quarter of 2009, European growth almost stalled, rising only 0.1% in the 16 nation euro region from the previous quarter. The German economy, strongest in the region, stagnated in the fourth quarter, recording a GDP growth rate of zero percent. According to a Stratfor Global Intelligence Brief, the only countries in the region experiencing increased growth or initial signs of growth following recession were Estonia, France, Slovenia and the United Kingdom. Unemployment in the Eurozone is 10%, export growth is sluggish and a sovereign debt crisis has erupted with Greece at its center. The fiscal crisis in Greece is symptomatic of credit problems throughout the developed world. The European Union has ordered Greece to take appropriate action to reduce its deficit and pledged action to "protect the currency region", but at this writing has offered no specifics. Greece is the poster child for other ailing countries in the region, notably Portugal, Italy, Ireland, and Spain. A debt default by Greece or any Eurozone member state is almost unthinkable given the unpleasant ramifications. Therefore, some kind of intervention by the European Union in conjunction with the International Monetary Fund is likely in order to avert a panic and hopefully facilitate an orderly adjustment process in Greece and in the affected countries. Whatever path this intervention takes, it will be a lengthy, painful and politically messy affair. The United Kingdom and the United States are not immune from the trials and tribulations facing the Eurozone. Public sector debt in Italy and Greece, for example, exceeds 100% of GDP. In the United States and the United Kingdom, current trends suggest that both countries could pass that milestone in just a couple of years. In the Eurozone and on this side of the Atlantic, the debate about what to do has begun in earnest. According to the International Monetary Fund as reported by Nial Ferguson in the FINANCIAL TIMES, fiscal adjustments necessary to restore financial equilibrium in the developed economies over the next ten years would require, for example, fiscal tightening equal to 13% of GDP in Japan and the United Kingdom; 9% in Ireland, Spain and Greece; and 8.8% in the United States. Credit default swaps (CDS) measure the cost of buying insurance against a bond default. In the sovereign sector of the CDS market, the cost of buying insurance to hedge against default has risen for almost every country around the world. Bianco Research, which has been carefully tracking trends in the credit markets from the beginning of the crisis, recently concluded:

     "The 'Great Recession' has essentially only resulted in the deleveraging of the non-financial sector and a big releveraging of the government sector. Was the only problem that the financial sector was too leveraged? If so, the Great Recession returned the markets to sane debt levels. If not, then the government releveraging has prevented the correction and deleveraging needed to put the credit

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                                                                          (LOGO)
                                                                JANUARY 31, 2010

     crisis firmly behind us. We fear the latter may be closer to the truth and the credit crisis is only partially complete. The next major deleveraging will occur in the government sector."

Government deleveraging means fiscal restraint in the form of reduced discretionary spending, higher taxes, reductions in entitlement programs or some combination thereof. Politicians and their constituents usually resist making changes until forced to do so by economic and market conditions. Perhaps such an inflection point is approaching.

At the recent market high in January 2010, common stocks, using the S&P 500 Index as a guide, were about 10 percentage points below an overvalued reading based on a variety of measurement formulas. The rally from the March 9, 2009, low had recorded a gain of about 70% at that point. Because economic growth estimates several years out were essentially unchanged from the same time last year when common stocks appeared undervalued, much of the then expected double-digit multi-year annual return going forward had already been realized. Current readings (mid-February, 2010) now imply that single-digit annual returns are more likely at the 3-to-5 year time horizon. Common stock valuation measures do not provide useful market timing signals, but are valuable in assessing longer-term return potential which can then be compared to the expected risk/reward picture for other asset classes, thereby allowing for the development of an appropriate investment asset allocation strategy. In our opinion, the weight of evidence continues to suggest that investors willing to accept a moderate amount of risk should maintain balanced portfolios with approximately equal portions of common stocks and bonds.

The high octane investment climate that produced two bubbles in less than ten years driven by low interest rates, low inflation, widespread use of leverage, risk seeking behavior, low taxes and lax regulation is history. The future seems destined to be marked by more regulation, risk-aversion, deleveraging in the private and public sectors, more government intrusion into the private sector, and higher taxes. This is not a recipe for a quick return to above average trend growth in the U.S. economy or, for that matter, the developed world generally. Relatively faster growth is expected in some emerging markets due to demographics (younger, faster growing populations) and lower levels of public and private debt. The strategic attractiveness of emerging markets is well recognized, consequently the current valuation picture is neutral at best. At the present time, we are aware of no investable asset that represents outstanding value or in media parlance "a screaming buy." Residential real estate is in the process of stabilizing, but until the inventory of unsold units is worked off and foreclosures moderate, price increases will be modest. The down cycle in commercial real estate has not run its course according to industry reports, so broadly speaking, it seems a bit early to look for opportunities there. Commodities are still considered an investable asset class in the institutional world even though they produce no income. The accepted belief among so-called

ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONCLUDED)

long-term commodity investors is that China and other emerging economies will grow fast enough for long enough to produce a chronic supply/demand imbalance and ever-rising prices. History shows, however, that price rises encourage the search for new supplies and substitutions; therefore, the element of cyclicality in commodity prices cannot be easily dismissed. Adjusted for inflation, commodity prices have been falling for the past 60 years, interrupted by price spikes during the great inflation of the 1970s, and more recently by the industrialization of emerging economies, stockpiling by China, and innovative commodity investment techniques. In the light of history, commodities should probably be considered a more speculative investment class subject to periodic bull and bear markets. Given prospects for moderate growth in most of the world for an indeterminate period, last year's bounce in the Commodity Research Bureau Index probably represents a reflex rally following the 2008 crash rather than a new leg in a long-term uptrend.

Halfway through the first quarter of 2010, we find U.S. economic activity improving and the weight of evidence suggests that the recession ended last June or July. Valuation measures are no longer signaling a cheap stock market and bond yields no longer reflect a large premium for perceived risk. Globally, the picture is much the same. The developed world is in the early stage of recovery with some emerging economies already in well established expansions. On the surface, the picture appears sound, but the underlying structure remains fragile, built upon a foundation of excessive public and private debt. Withdrawing the unprecedented amounts of government stimulus and exercising fiscal restraint without negatively impacting economies will be difficult if not impossible. Since this particular situation has no historical precedent, no one in authority knows exactly what to do or when to do it, hence the need for investors to exercise some measure of caution. Something, however, must be done toward restoring financial equilibrium before markets force the issue. As Carmen Reinhart and Kenneth Rogoff put it in London's FINANCIAL TIMES, "No matter how much one wants to believe the present illusion of normalcy in markets.... unless this time is different-which so far has not been the case- yesterday's financial crisis could easily morph into tomorrow's government debt crisis."


/s/ John Portwood

John Portwood, CFA
Hancock Bank Chief Investment Strategist

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                                                                          (LOGO)
                                                                JANUARY 31, 2010

TO DETERMINE IF THE FUND(S) ARE AN APPROPRIATE INVESTMENT FOR YOU, CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISK FACTORS AND CHARGES AND EXPENSES BEFORE INVESTING. THIS AND OTHER INFORMATION CAN BE FOUND IN THE FUND'S PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-88-346-6300 OR VISITING OUR WEBSITE AT www.hancockhorizonfunds.com. PLEASE READ IT CAREFULLY BEFORE INVESTING.

Mutual fund investing involves risk including the loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from difference in generally accepted accounting principles, or from social, economic, or political instability in other nations. Smaller companies typically exhibit higher volatility. With short sales, you risk paying more for a security than you received from its sale.

The material represents the manager's assessment of the market environment at a specific point in time and should not be relied upon as investment advice.

THE HANCOCK HORIZON FUNDS INVESTMENT PHILOSOPHY                           (LOGO)
                                                                JANUARY 31, 2010

     High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds. An example of our focus on quality is the fact that Standard & Poor's Corporation and Moody's Investors Service has rated the Hancock Horizon Government Money Market Fund AAA and Aaa, respectively, their highest quality rating for this type of money market fund.

     Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that will ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the foreseeable future.

     With a high-quality, value-conscious and disciplined investment approach, it naturally follows that control of risk is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                               (LOGO)
                                                                JANUARY 31, 2010

     The HANCOCK HORIZON GOVERNMENT MONEY MARKET FUND (the "Fund") seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund has traditionally endeavored to achieve this objective by investing primarily in short-term obligations of U.S. Government Agencies and repurchase agreements collateralized by U.S. Government obligations. During the fiscal year, the Fund expanded the permissible investments to include short-term government agency securities in order to better accomplish its objectives. In the course of this evolution, the Fund's name was changed.

     For the year ended January 31, 2010, the Fund generated a total return of 0.01% for Trust Class, 0.01% for Institutional Sweep Class and 0.01% for Class
A. This compares to a 0.05% return for the iMoneyNet Government & Agencies Retail category.

     The Fund's holdings consisted of U.S. Treasury Obligations, U.S. Government Agency Obligations and U.S. Agency collateralized repurchase agreements. The short-term structure of the Fund allowed it to earn a competitive yield while providing the necessary degree of safety and liquidity to our shareholders. The Fund complied with industry standard requirements for money market funds as to quality, maturity and diversification of investments. The Fund maintains an AAAm rating by both Standard & Poor's Corporation and Moody's.

     The sub-prime mortgage meltdown, which in turn triggered the global credit market meltdown, forced the Federal Reserve to take drastic and unprecedented action. The net result of the Fed's accommodative effort was to push down short-term government interest rates to near 0% indefinitely. The financial benefits to U.S. fiscal, monetary and economic policy were many. This policy, however, presented extreme challenges for short-term investors. In this environment, the 1-year Treasury Bill declined to a yield of 0.28% while the 6-month U.S. Treasury Bill dropped to 0.15% and the 3-month U.S. Treasury Bill dropped to 0.08%.

     Looking ahead, the massive government stimulus and the natural healing process of the business cycle are resulting in positive domestic economic growth. However, the high levels of public and private debt in conjunction with elevated unemployment levels will likely result in a more sluggish recovery than in recent history. Given the excess global capacity existing in both human and manufacturing resources, we see little inflationary pressure on the horizon. All of these factors point to a continuation of the extremely low short-term interest rate environment for most of 2010. During this period, we will continue to focus on quality government money market securities and look for unique investment opportunities.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK
     HORIZON GOVERNMENT MONEY MARKET FUND, TRUST CLASS, INSTITUTIONAL SWEEP CLASS OR CLASS A, VERSUS THE IMONEYNET GOVERNMENT & AGENCIES RETAIL CATEGORY

                              (PERFORMANCE GRAPH)

Initial Investment Date        5/31/00  Jan 01  Jan 02  Jan 03  Jan 04  Jan 05  Jan 06  Jan 07  Jan 08  Jan 09  Jan 10
-----------------------        ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Hancock Horizon Government
   Money Market Fund, Trust    $10,000 $10,396 $10,708 $10,822 $10,873 $10,962 $11,255 $11,755 $12,236 $12,363 $12,365
Hancock Horizon Government
   Money Market Fund, Class A  $10,000 $10,363 $10,620 $10,680 $10,687 $10,727 $10,959 $11,389 $11,796 $11,873 $11,875
Hancock Horizon Government
   Money Market Fund, Sweep    $10,000 $10,379 $10,664 $10,750 $10,774 $10,835 $11,097 $11,561 $12,004 $12,104 $12,105
iMoneyNet Government &
   Agencies, Retail            $10,000 $10,399 $10,729 $10,843 $10,892 $10,974 $11,267 $11,763 $12,276 $12,455 $12,462

The IMONEYNET GOVERNMENT & AGENCIES RETAIL category is a widely recognized composite of money market funds that invest in U.S. Treasury bills, repurchase agreements, or securities issued by agencies of the U.S. Government. The number of funds in the average varies. It is not possible to invest directly in an iMoneyNet category.

     The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.

                            ONE-YEAR     ANNUALIZED      ANNUALIZED        ANNUALIZED
                             RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
                            --------   -------------   -------------   -----------------
Trust Class                  0.01%         1.70%           2.44%             2.22%
Institutional Sweep Class    0.01%         1.55%           2.24%             2.00%
Class A                      0.01%         1.40%           2.05%             1.79%

FOR PERIODS ENDED JANUARY 31, 2010. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

                                SECTOR WEIGHTINGS

                                   (PIE CHART)

U.S. GOVERNMENT AGENCY OBLIGATIONS   68.8%
REPURCHASE AGREEMENTS                31.2%

%    of Total Portfolio Investments

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at a $1.00 per share, it is possible to lose money by investing in the Fund.

     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

     The HANCOCK HORIZON STRATEGIC INCOME BOND FUND (the "Fund") seeks total return through current income and capital appreciation, consistent with the preservation of capital. The Fund will attempt to achieve this objective by investing primarily in a mix of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities and investment-grade corporate debt with an intermediate-term maturity structure.

     For the year ended January 31, 2010, the Fund generated a total return of 8.99% for Trust Class, 8.67% for Class A (without load), and 7.89% for Class C. This compares to an 8.27% return for the Fund's benchmark index, the Barclays Intermediate U.S. Aggregate Index. The Lipper Corporate A-Rated Debt Funds Objective category returned 16.92%. The primary factors contributing to the Funds superior performance relative to its benchmark for the one-year period ended January 31, 2010 were an underweighting in lower yielding Treasury securities and conversely an emphasis on higher yielding corporate, mortgage and agency securities. The Fund initiated its shift away from Treasury securities into higher yielding corporate and agency securities in October of 2008 and the transition continued throughout 2009.

     The U.S. credit market crisis which began in 2007 with the subprime mortgage meltdown finally ended in March of 2009. Massive government support from the Federal Reserve and the U.S. Treasury provided the stability necessary to restore the fractured confidence in the banking system. In addition, the U.S. Congress approved the addition of almost a trillion dollars of fiscal stimulus to the economy in an effort to spur growth. Following the governmental stabilization of the banking system in early 2009, the fixed income markets began their healing process. Deeply discounted corporate bond prices recovered from their depressed levels as the panic subsided. The Federal Reserve and U.S. Treasury worked together to maintain short-term interest rates near 0%. Interest rates on longer-term Treasury securities began 2009 at historic lows but drifted higher throughout the year due to the record amount of Treasury debt issuance. While Treasury rates overall remained relatively low, the complex mix of government intervention taking place resulted in a historically large differential between short- and longer-term Treasury interest rates.

     At year end, total government securities represented 49% of total portfolio investments. Mortgage-backed government agency securities comprised 24% of total portfolio investments while non-mortgage government agency securities comprised 25%. Investment grade corporate bonds, high yield corporate bonds, municipal bonds, exchange traded funds and money market funds rounded out the portfolio at 23%, 4%, 4%, 11% and 9%, respectively. The Fund owned no U.S. Treasury securities. The year ended with the Fund's average effective maturity at 5.2 years and a weighted average effective duration of 3.8 years. Average quality of the Fund is "AA".

     Looking ahead, the massive government stimulus and the natural healing process of the business cycle should result in positive domestic economic growth. However, the high levels of public and private debt in conjunction with elevated unemployment levels will likely result in a more sluggish recovery than in recent history. Given the excess global capacity existing in both human and manufacturing resources, we see little inflationary pressure on the horizon. Our investment strategy will continue to focus primarily on investment grade securities of an intermediate-term maturity.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON STRATEGIC INCOME BOND FUND, TRUST CLASS, CLASS A (WITH LOAD),
       OR CLASS C, VERSUS THE BARCLAYS INTERMEDIATE U.S. AGGREGATE INDEX,
             AND THE LIPPER CORPORATE A-RATED DEBT FUNDS OBJECTIVE

                              (PERFORMANCE GRAPH)

Initial Investment Date           5/31/00   Jan 01   Jan 02   Jan 03   Jan 04   Jan 05   Jan 06   Jan 07   Jan 08   Jan 09   Jan 10
-----------------------           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Hancock Horizon Strategic Income
   Bond Fund, Trust               $10,000  $10,856  $11,571  $12,469  $12,860  $13,095  $13,228  $13,757  $14,962  $15,253  $16,625
Hancock Horizon Strategic Income
   Bond Fund, Class A             $ 9,600  $10,405  $11,065  $11,890  $12,234  $12,427  $12,523  $12,992  $14,088  $14,336  $15,579
Hancock Horizon Strategic Income
   Bond Fund, Class C             $10,000  $10,792  $11,413  $12,185  $12,443  $12,543  $12,544  $12,949  $13,940  $14,064  $15,174
Barclays Intermediate US
   Aggregate Index                $10,000  $11,080  $11,935  $12,989  $13,558  $14,023  $14,273  $14,911  $16,235  $16,692  $18,073
Lipper Corporate A-Rated Debt
   Funds Objective                $10,000  $11,079  $11,804  $12,758  $13,604  $14,149  $14,331  $14,889  $15,754  $14,608  $17,080

THE BARCLAYS INTERMEDIATE U.S. AGGREGATE INDEX represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

LIPPER CORPORATE A-RATED DEBT FUNDS OBJECTIVE is comprised of securities rated "A" or better or government issue.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

                      ONE-YEAR     ANNUALIZED      ANNUALIZED        ANNUALIZED
                       RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
                      --------   -------------   -------------   -----------------
Trust Class             8.99%        6.51%           4.89%             5.40%
Class A                 8.67%        6.24%           4.62%             5.14%
Class A, with load*     4.31%        4.80%           3.77%             4.69%
Class C                 7.89%        5.43%           3.88%             4.41%

FOR PERIODS ENDED JANUARY 31, 2010. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

*    REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 4.00%.

                                SECTOR WEIGHTINGS

                                   (PIE CHART)

U.S. GOVERNMENT AGENCY OBLIGATIONS            25.0%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS   24.1%
CORPORATE BONDS                               27.0%
EXCHANGE TRADED FUNDS                         11.2%
CASH EQUIVALENT                                8.5%
MUNICIPAL BOND                                 4.2%

%    of Total Portfolio Investments

                             CREDIT QUALITY RATINGS
                                     MOODY'S

                                   (PIE CHART)

AAA - 50.6%
AA - 4.9%
A - 15.8%
BAA - 7.3%
BA - 0.8%
B - 0.6%
Not Rated - 20.0%

                                       S&P

                                   (PIE CHART)

AAA - 52.7%
AA - 2.6%
A - 16.3%
BBB - 7.0%
B - 1.4%
Not Rated - 20.0%

                                                                          (LOGO)
                                                                JANUARY 31, 2010

     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

     The HANCOCK HORIZON VALUE FUND (the "Fund") seeks long-term capital appreciation with a secondary goal of current income.

     Horizon Advisers chooses stocks that they believe to be "undervalued" based on its fundamental research and analysis of various characteristics, including historic and expected earnings and dividends, sales and market position.

     At January 31, 2010, common stocks represented 99% of total portfolio investments. The Fund's largest holdings were in Financial, Consumer Discretionary, and Industrials stocks, while having little or no exposure to Telecommunications or Consumer Staples stocks.

     The Fund's return for the year ended January 31, 2010 was 15.51% for Trust Class, 15.29% for Class A (without load), and 14.34% for Class C. This compares unfavorably to the Fund's benchmark, the Russell 1000 Value Index, and the S&P 500 which returned 31.44% and 33.14%, respectively for the same period.

     The Fund produced disappointing results for the year as lower quality stocks led the market. The Fund's underperformance relative to the Russell 1000 Value Index could primarily be attributed to an under-weight and poor stock selection within the Financial sector. Poor stock selection within Consumer Discretionary and Industrial stocks also negatively impacted performance. Overall, sector decisions provided a boost to performance of almost 3%. Specifically, underweighting Energy and Telecommunication Services stocks and overweighting Consumer Discretionary and Material stocks were beneficial sector decisions. Lubrizol, Occidental Petroleum, and QLogic were top performers for the Fund while First Energy, Ameren, and CSX were detractors from performance.

     The quantitative model used during the stock selection process had a difficult time over the last year, especially during the second and third quarters of 2009. Our process focuses on what we consider to be high quality stocks. These types of stocks struggled as we rebounded off of the March 2009 lows and hence our performance lagged. We have experienced similar periods of time in the past and firmly believe our model will again assist our management team in producing outstanding results for our shareholders.

     The Fund's long-term numbers remain quite impressive. According to Lipper Analytical, the Fund's performance since its inception (5/31/00) ranked in the top 40% of all Multicap Value Funds. Trust Class was ranked 15th out of 107, Class A was 21st, and Class C was 43rd.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON VALUE FUND, TRUST CLASS, CLASS A (WITH LOAD), OR CLASS C, VERSUS THE
     RUSSELL 1000 VALUE INDEX, AND THE LIPPER MULTI-CAP VALUE CLASSIFICATION

                              (PERFORMANCE GRAPH)

Initial Investment Date           5/31/00   Jan 01   Jan 02  Jan 03   Jan 04   Jan 05   Jan 06   Jan 07  Jan 08   Jan 09   Jan 10
-----------------------           -------  -------  -------  ------  -------  -------  -------  -------  -------  -------  -------
Hancock Horizon Value Fund,
   Trust                          $10,000  $11,011  $10,971  $9,904  $13,145  $15,859  $18,636  $21,401  $21,121  $14,107  $16,295
Hancock Horizon Value Fund,
   Class A                        $ 9,475  $10,413  $10,351  $9,326  $12,342  $14,855  $17,417  $19,945  $19,638  $13,076  $15,075
Hancock Horizon Value Fund,
   Class C                        $10,000  $10,940  $10,808  $9,660  $12,698  $15,164  $17,646  $20,067  $19,628  $12,983  $14,845
Frank Russell 1000 Value Index    $10,000  $10,705  $ 9,990  $8,299  $11,253  $12,654  $14,327  $17,075  $16,156  $ 9,406  $12,363
Lipper Multi-Cap Value
   Classification                 $10,000  $11,293  $10,975  $9,026  $12,468  $13,737  $15,619  $17,929  $16,855  $ 9,989  $13,691

RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

LIPPER MULTI-CAP VALUE FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.

                      ONE-YEAR     ANNUALIZED      ANNUALIZED        ANNUALIZED
                       RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
                      --------   -------------   -------------   -----------------
Trust Class            15.51%        (8.69)%          0.54%             5.18%
Class A                15.29%        (8.91)%          0.29%             4.92%
Class A, with load*     9.22%       (10.53)%         (0.78)%            4.34%
Class C                14.34%        (9.56)%         (0.42)%            4.17%

FOR PERIODS ENDED JANUARY 31, 2010. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

*    REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

                                SECTOR WEIGHTINGS

                                   (PIE CHART)

FINANCIALS                   15.4%
CONSUMER DISCRETIONARY       15.1%
INDUSTRIALS                  12.3%
ENERGY                       11.5%
MATERIALS                    11.4%
HEALTH CARE                   8.5%
INFORMATION TECHNOLOGY        8.5%
UTILITIES                     7.2%
CONSUMER STAPLES              5.9%
TELECOMMUNICATION SERVICES    2.9%
CASH EQUIVALENT               1.3%

%    of Total Portfolio Investments

                             TOP TEN EQUITY HOLDINGS

                               Percentage of
                             Total Investments
                             -----------------
1. Lubrizol                         2.1%
2. Teradata                         1.9%
3. Limited Brands                   1.9%
4. Apache                           1.9%
5. Raytheon                         1.9%
6. QLogic                           1.9%
7. McDonald's                       1.9%
8. AmerisourceBergen, Cl A          1.8%
9. Occidental Petroleum             1.8%
10. UnitedHealth Group              1.8%

     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

     The HANCOCK HORIZON GROWTH FUND (the "Fund") seeks capital appreciation by investing primarily in U.S. companies whose sales and earnings are expected to grow at an above average rate.

     Horizon Advisers employs a strict quantitative method of analysis in our investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth as measured by a company's return on equity, and relative price-to-earnings ratio and cash flow.

     At January 31, 2010, common stocks represented 99% of total portfolio investments. The Fund's largest holdings were in Consumer Discretionary, Technology, and Industrials stocks, while Energy, Telecommunications, and Utility stocks accounted for minimal or no exposure.

     The Fund's return for year period ended January 31, 2010 was 23.81% for Trust Class, 23.48% for Class A (without load), and 22.69% for Class C. This compares unfavorably to the Fund's benchmark, the Russell 1000 Growth Index, and the S&P 500 which returned 37.85% and 33.14%, respectively for the same period.

     The Fund produced disappointing results for the year as lower quality stocks led the market. The Fund's underperformance relative to the Russell 1000 Growth Index could primarily be attributed to an underweight and poor stock selection within the Technology sector. Poor stock selection within Health Care and Industrial stocks also negatively impacted performance. Stock selection within Consumer Discretionary boosted performance. Underweighting Energy and Staples stocks and overweighting Consumer Discretionary stocks were beneficial sector decisions. Big Lots, Polo Ralph Lauren, and Citrix Systems were top performers for the Fund while Techne, AFLAC, and Harris were detractors from performance.

     The quantitative model used during the stock selection process had a difficult time over the last year, especially during the second and third quarters of 2009. Our process focuses on what we consider to be high quality stocks. These types of stocks struggled as we rebounded off of the March 2009 lows and hence our performance lagged. We have experienced similar periods of time in the past and firmly believe our model will again assist our management team in producing outstanding results for our shareholders.

     While the last year was difficult for the Growth Fund, the Fund's long-term performance remains impressive. According to Lipper Analytical, the Fund's performance since its inception (1/31/01) ranked in the top 40% of all Multicap Growth Funds. Trust Class was ranked 50th out of 219, Class A was 58th, and Class C was 80th.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON GROWTH FUND, TRUST CLASS, CLASS A (WITH LOAD), OR CLASS C,
         VERSUS THE RUSSELL 1000 GROWTH INDEX, AND THE LIPPER MULTI-CAP
                             GROWTH CLASSIFICATION

                              (PERFORMANCE GRAPH)

Initial Investment Date      1/31/00   Jan 02   Jan 03   Jan 04    Jan 05    Jan 06    Jan 07   Jan 08    Jan 09    Jan 10
-----------------------      -------   ------   ------   ------   -------   -------   -------   ------    ------   -------
Hancock Horizon Growth
   Fund, Trust               $10,000   $8,876   $7,142   $9,829   $11,016   $13,545   $13,825   $13,481   $8,092   $10,019
Hancock Horizon Growth
   Fund, Class A             $ 9,475   $8,395   $6,740   $9,260   $10,347   $12,691   $12,917   $12,569   $7,527   $ 9,294
Hancock Horizon Growth
   Fund, Class C             $10,000   $8,800   $7,013   $9,560   $10,607   $12,907   $13,045   $12,598   $7,486   $ 9,185
Russell 1000 Growth Index    $10,000   $7,312   $5,238   $7,107   $ 7,157   $ 7,930   $ 8,719   $ 8,763   $5,570   $ 7,678
Lipper Multi-Cap Growth
   Classification            $10,000   $7,609   $5,502   $7,809   $ 8,162   $ 9,754   $10,306   $10,543   $6,353   $ 8,773

RUSSELL 1000 GROWTH INDEX is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LIPPER MULTI-CAP GROWTH FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.

                                SECTOR WEIGHTINGS

                                   (PIE CHART)

INFORMATION TECHNOLOGY       26.1%
CONSUMER DISCRETIONARY       21.1%
ENERGY                        2.7%
FINANCIALS                    5.1%
MATERIALS                     7.3%
CONSUMER STAPLES              8.0%
HEALTH CARE                  13.1%
INDUSTRIALS                  13.8%
TELECOMMUNICATION SERVICES    1.5%
CASH EQUIVALENT               1.3%

%    of Total Portfolio Investments

                      ONE-YEAR     ANNUALIZED      ANNUALIZED        ANNUALIZED
                       RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
                      --------   -------------   -------------   -----------------
Trust Class            23.81%       (10.18)%        (1.88)%            0.02%
Class A                23.48%       (10.39)%        (2.12)%           (0.21)%
Class A, with load*    17.04%       (11.99)%        (3.18)%           (0.81)%
Class C                22.69%       (11.04)%        (2.84)%           (0.94)%

FOR PERIODS ENDED JANUARY 31, 2010. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON JANUARY 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

*    REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

                             TOP TEN EQUITY HOLDINGS

                                       Percentage of
                                     Total Investments
                                     -----------------
1. Polo Ralph Lauren, Cl A                 2.4%
2. Big Lots                                2.3%
3. Oracle                                  2.3%
4. Amphenol, Cl A                          2.2%
5. International Business Machines         2.2%
6. BMC Software                            2.2%
7. Aflac                                   2.2%
8. Becton Dickinson                        2.0%
9. JM Smucker                              2.0%
10. Gap                                    2.0%

     Products of technology companies in which the Fund invests may be subject to severe competition and rapid obsolescence. Holdings are subject to change.

     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

     The HANCOCK HORIZON BURKENROAD FUND (the "Fund") seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.

     Horizon Advisers intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.

     At January 31, 2010, common stocks represented 97% of total portfolio investments. The Fund's largest holdings were in Consumer Discretionary, Industrials, and Financial stocks, while Telecommunications, Utilities, and Consumer Staples stocks accounted for minimal exposure.

     The Fund's return for the year ended January 31, 2010 was 35.01% and 34.66% for Class A (without load) and Class D, respectively. These results underperformed the Fund's benchmark, the Russell 2000 Index which returned 37.82% for that same period.

     Stock selection within Industrials and Materials boosted performance. The underweighting of Health Care stocks and overweighting Consumer Discretionary stocks were beneficial sector decisions. An underweight in the Technology sector and poor stock selection within Consumer Discretionary stocks negatively impacted performance. Walter Energy, Fossil, and Temple Inland were top performers for the Fund while Amerisafe, Team, and Immucor were detractors from performance.

     The Fund's long-term numbers remain very impressive. Since it's inception on December 31, 2001, the Fund has returned 8.98% annualized for Class A shareholders (without load) and 8.76% annualized for Class D shareholders. This compares very favorably to the Russell 2000 annualized return of 3.96%.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE BURKENROAD FUND, CLASS A (WITH LOAD) OR CLASS D, VERSUS THE RUSSELL 2000
           INDEX, AND THE LIPPER SMALL-CAP VALUE FUNDS CLASSIFICATION

                              (PERFORMANCE GRAPH)

Initial Investment Date           1/31/00   Jan 02  Jan 03   Jan 04   Jan 05   Jan 06   Jan 07  Jan 08   Jan 09    Jan 10
-----------------------           -------  -------  ------  -------  -------  -------  -------  ------   ------   -------
Burkenroad Fund, Class A          $ 9,475  $ 9,507  $9,025  $13,165  $15,881  $18,634  $19,919  $19,095  $14,061  $18,985
Burkenroad Fund, Class D          $10,000  $10,033  $9,518  $13,841  $16,660  $19,512  $20,835  $19,917  $14,639  $19,712
Russell 2000 Index                $10,000  $ 9,896  $7,731  $12,218  $13,277  $15,785  $17,434  $15,727  $ 9,933  $13,689
Lipper Small-Cap Value Funds
   Classification                 $10,000  $10,079  $8,621  $13,131  $14,909  $17,615  $19,447  $17,358  $10,734  $15,600

RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

LIPPER SMALL-CAP VALUE FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Small-Cap Value Funds Category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.

                                SECTOR WEIGHTINGS

                                   (PIE CHART)

TELECOMMUNICATION SERVICES    1.5%
INDUSTRIALS                  15.6%
CONSUMER DISCRETIONARY       14.5%
FINANCIALS                   13.8%
ENERGY                       12.4%
INFORMATION TECHNOLOGY       10.0%
MATERIALS                     8.9%
HEALTH CARE                   8.1%
CONSUMER STAPLES              6.5%
UTILITIES                     5.3%
CASH EQUIVALENTS              3.4%

%    of Total Portfolio Investments

                      ONE-YEAR     ANNUALIZED      ANNUALIZED        ANNUALIZED
                       RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
                      --------   -------------   -------------   -----------------
Class A                35.01%       (1.59)%          3.64%             8.98%
Class A, with load*    27.91%       (3.35)%          2.53%             8.25%
Class D                34.66%       (1.83)%          3.42%             8.76%

FOR PERIODS ENDED JANUARY 31, 2010. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

*    REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

                            TOP TEN EQUITY HOLDINGS

                                         Percentage of
                                       Total Investments
                                       -----------------
 1. Fossil                                   2.8%
 2. Tupperware Brands                        2.3%
 3. Walter Energy                            2.2%
 4. Tech Data                                2.0%
 5. CARBO Ceramics                           2.0%
 6. Rackspace Hosting                        2.0%
 7. Schweitzer-Mauduit International         1.9%
 8. RadioShack                               1.9%
 9. Dril-Quip                                1.9%
10. Spectra Energy Partners                  1.9%

     The BURKENROAD REPORTS is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. This program is designed to teach the students how to produce objective investment research by studying publicly held companies located in the Deep South.

     The Hancock Horizon Burkenroad Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operation of the Fund.

     In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

     The HANCOCK HORIZON QUANTITATIVE LONG/SHORT FUND (the "Fund") seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the U.S. included in the S&P 1500 Composite Index.

     Horizon Advisers establishes long positions in common stocks we believe to be "undervalued" and establishes short positions in common stocks we believe to be "overvalued" based on quantitative, fundamental and technical analyses. Our quantitative model ranks stocks according to their relative attractiveness based on the following factors: financial strength, analyst earnings estimates, share buy backs, earnings quality, and economic value added.

     On January 31, 2010, the Fund had a net long position of 99%, with about 10% of the Fund's value in short positions. The Fund's largest holdings were in Health Care, Technology, and Consumer Discretionary, while having little exposure to Energy, Financial, and Telecommunication stocks.

     The Fund's return for the year ended January 31, 2010 was 7.41% for Trust Class, 7.06% for Class A (without load), and 6.38% for Class C. This compares unfavorably to the Fund's benchmark, the S&P 1500 Composite Index which returned 34.12% for the same period.

     The Fund benefited from stock selection in Utilities and by being underweight Energy relative to the S&P 1500 Composite Index. However, stock selection in Technology and Consumer Discretionary were two major detractors from performance.

     The Fund started the year very well in relative terms, for the first 2 months, with significant outperformance to the S&P 1500 Composite Index. However, during the market rebound that started in mid-March, we began to see that the stocks that rallied most were the ones with poorer fundamentals. This went counter to our strategy of focusing on companies that exhibit good fundamental characteristics. This led to significant underperformance for the rest of the year. We remain disciplined in our approach to continue with our strategy that focuses on fundamental factors that are highly correlated with superior long-term results.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
       HANCOCK HORIZON QUANTITATIVE LONG/SHORT FUND, TRUST CLASS, CLASS A
                  (WITH LOAD), OR CLASS C, VERSUS THE S&P 1500
        COMPOSITE INDEX, AND THE LIPPER LONG/SHORT EQUITY CLASSIFICATION

                              (PERFORMANCE GRAPH)

Initial Investment Date                                9/30/08  Oct 08  Jan 09  Apr 09  Jul 09  Oct 09  Jan 10
-----------------------                                -------  ------  ------  ------  ------  ------  ------
Hancock Horizon Quantitative Long/Short Fund, Trust    $10,000  $8,300  $7,557  $7,437  $7,957  $7,884  $8,117
Hancock Horizon Quantitative Long/Short Fund, Class A  $ 9,475  $7,871  $7,157  $7,043  $7,523  $7,447  $7,662
Hancock Horizon Quantitative Long/Short Fund, Class C  $10,000  $8,293  $7,527  $7,393  $7,893  $7,793  $8,007
S&P 1500 Composite Index                               $10,000  $8,268  $7,104  $7,614  $8,657  $9,117  $9,528
Lipper Long/Short Equity Classification                $10,000  $8,716  $8,020  $8,323  $9,156  $9,473  $9,595

The S&P 1500 COMPOSITE INDEX is a broad market portfolio representing the large cap, mid cap, and small cap segments of the U.S. Equity market.

LIPPER LONG/SHORT EQUITY CLASSIFICATION is comprised of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager's view of the market.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.

                               SECTOR WEIGHTINGS

                                  (PIE CHART)

TELECOMMUNICATION SERVICES    1.3%
CONSUMER DISCRETIONARY       24.4%
INFORMATION TECHNOLOGY       19.9%
HEALTH CARE                  19.6%
MATERIALS                    10.5%
INDUSTRIALS                   9.5%
CONSUMER STAPLES              6.7%
FINANCIALS                    4.1%
CASH EQUIVALENTS              2.3%
ENERGY                        1.7%

%    of Total Portfolio Investments, which excludes securities sold short.

                      ONE-YEAR       ANNUALIZED
                       RETURN    INCEPTION TO DATE
                      --------   -----------------
Trust Class            7.41%         (14.48)%
Class A                7.06%         (14.72)%
Class A, with load*    1.42%         (18.10)%
Class C                6.38%         (15.36)%

FOR PERIODS ENDED JANUARY 31, 2010. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 2008.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

*    REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

                        TOP TEN EQUITY HOLDINGS -- LONG

                                      Percentage of Total
                                       Investments-Long
                                      -------------------
1. World Fuel Services                      1.7%
2. Priceline.com                            1.7%
3. Wyndham Worldwide                        1.6%
4. Schweitzer-Mauduit International         1.6%
5. Coca-Cola Enterprises                    1.6%
6. Mylan                                    1.6%
7. AmerisourceBergen, Cl A                  1.5%
8. ConAgra Foods                            1.5%
9. TreeHouse Foods                          1.4%
10. JDA Software Group                      1.4%

     With short sales, you risk paying more for a security than you received from its sale.

     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

     The HANCOCK HORIZON DIVERSIFIED INTERNATIONAL FUND (the "Fund") seeks capital appreciation by investing in foreign companies believed to be undervalued with above-average price appreciation potential. The Fund's investments are ordinarily diversified among regions and countries, including emerging market countries, as determined by the Fund's sub-adviser, EARNEST Partners, LLC (the "Sub-Adviser").

     The Sub-Adviser is a fundamental, bottom-up investment manager that seeks to construct a portfolio that will outperform the Fund's benchmark, the MSCI All Country Ex-US Index, while controlling volatility and risk. The Sub-Adviser implements this screen developed in-house philosophy called RETURN PATTERN RECOGNITION(R), thorough fundamental analysis, and risk management that minimize the likelihood of meaningfully underperforming the benchmark. Potential Fund investments are first screened based on such qualities as valuation measures, market trends, operating trends, growth measures, and profitability measures. After screening the relevant universe, the Sub-Adviser utilizes an in-depth fundamental review and a statistical risk management approach to select Fund investments.

     At January 31, 2010, the Fund's largest geographic concentrations were in Europe, Asia (ex. Japan), and the Americas (ex-U.S) which represented roughly 75% of common stock investments. The Fund's largest sector exposures were in Financials, Energy, and Materials.

     The Fund's returns for the year ended January 31, 2010 were 65.63% for Trust Class, 65.23% for Class A (without load), and 63.96% for Class C. These returns were well ahead of the Fund's benchmark, the MSCI All Country ex-US Index, which returned 47.58% for the same time period.

     Outperformance relative to the MSCI All Country ex-US Index was generated primarily by strong stock selection, with stocks in almost every sector outperforming their respective benchmark peers. The Fund's relative overweight to developing markets was also a positive contributor, while its relative overweight to Healthcare (one of the weakest performing sectors in the index for the year) was a detractor. Absolute returns for the Fund were led by Financials, Industrials and Materials - all which rose more than 70%. Information Technology companies, which hold a smaller weight in the portfolio, rose more than 100%.

     The international markets rallied in 2009, as investors realized that the global financial market meltdown once feared would not come to pass. Although the economic environment for the developed markets remained difficult, developing countries actually saw their economies grow - led by China, whose GDP rose 9% for the year. The developing countries led the world not only in economic growth, but also in equity market growth. In fact, the MSCI-measured country indices of Brazil, Russia, India, and China all reported gains between 63% (China) and 129% (Brazil) for the year. The growth of the emerging nations has been supported through a combination of fiscal and monetary support from central governments around the world, with fiscal stimuli supporting the purchasing power of consumers, and relaxed monetary policies easing access to necessary capital. Active government

                                                                          (LOGO)
                                                                JANUARY 31, 2010

support on a fiscal level, however, will eventually recede. Personal consumption will then resume its critical importance, but will be hampered by the additional challenge of diluted purchasing power from the marked increase in money supply across major world currencies, including the U.S., China, and the Eurozone. Sustained economic growth will depend on real economic recovery in the developed nations; and global investors are scrutinizing the path of stabilization in the U.S., which still accounts for nearly 25% of the world's economy.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON DIVERSIFIED INTERNATIONAL FUND, TRUST CLASS, CLASS A
   (WITH LOAD), OR CLASS C, VERSUS THE MSCI ALL COUNTRY EX-US INDEX, AND THE
               LIPPER INTERNATIONAL MULTI-CAP CORE CLASSIFICATION

                              (PERFORMANCE GRAPH)

Initial Investment Date                                  9/30/08  Oct 08  Jan 09  Apr 09   Jul 09   Oct 09   Jan 10
-----------------------                                  -------  ------  ------  ------  -------  -------  -------
Hancock Horizon Diversified International Fund, Trust    $10,000  $7,893  $6,947  $7,977  $10,266  $11,116  $11,506
Hancock Horizon Diversified International Fund, Class A  $ 9,475  $7,492  $6,579  $7,555  $ 9,710  $10,508  $10,870
Hancock Horizon Diversified International Fund, Class C  $10,000  $7,887  $6,923  $7,937  $10,180  $10,995  $11,350
MSCI All Country ex-US Index                             $10,000  $7,798  $7,080  $7,879  $ 9,712  $10,458  $10,448
Lipper International Multi-Cap Core Classification       $10,000  $7,850  $7,117  $7,740  $ 9,477  $10,046  $10,071

The MSCI ALL COUNTRY EX-US INDEX is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. It includes both developed and emerging markets.

LIPPER INTERNATIONAL MULTI-CAP CORE CLASSIFICATION invests in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to S&P/Citigroup World ex-US BMI.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONCLUDED)

                                SECTOR WEIGHTINGS

                                  (PIE CHART)

CONSUMER STAPLES               2.0%
FINANCIALS                    32.8%
MATERIALS                     11.2%
ENERGY                        11.1%
HEALTH CARE                   10.2%
CASH EQUIVALENTS               8.8%
INDUSTRIALS                    8.6%
CONSUMER DISCRETIONARY         4.3%
EXCHANGE TRADED FUNDS          4.3%
INFORMATION TECHNOLOGY         4.0%
TELECOMMUNICATION SERVICES     2.7%

%    of Total Portfolio Investments

                      ONE-YEAR      ANNUALIZED
                       RETURN    INCEPTION TO DATE
                      --------   -----------------
Trust Class            65.63%         11.09%
Class A                65.23%         10.85%
Class A, with load*    56.48%          6.46%
Class C                63.96%          9.97%

FOR PERIODS ENDED JANUARY 31, 2010. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 2008.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

*    REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

                             COUNTRY WEIGHTINGS(1)

United Kingdom    14.7%
China             10.1%
Japan              9.0%
Switzerland        8.1%
Brazil             7.5%
Austria            6.4%
Norway             6.2%
Netherlands        5.7%
France             4.1%
Hong Kong          3.2%
Australia          2.9%
Spain              2.7%
South Korea        2.6%
Ireland            2.5%
Singapore          2.5%
Bermuda            2.3%
Turkey             2.3%
Columbia           1.6%
India              1.4%
United States      1.2%
Canada             1.2%
Mexico             1.2%
Czech Republic     0.6%
                 -----
                 100.0%

(1) % of Total Portfolio Investments (excluding the iShares MSCI Index Fund, Dreyfus Government Cash Management holding and Hancock Horizon Government Money Market Fund).

                                                                          (LOGO)
                                                                JANUARY 31, 2010

                    TOP TEN EQUITY HOLDINGS, INCLUDING ETFS

                                                Percentage of
                                             Total Investments
                                             -----------------
 1. Orient Overseas International                  2.8%
 2. iShares MSCI EAFE Index Fund                   2.8%
 3. ARM Holdings ADR                               2.8%
 4. DnB                                            2.7%
 5. Rio Tinto ADR                                  2.6%
 6. BHP Billiton ADR                               2.6%
 7. Mapfre                                         2.4%
 8. Secom                                          2.4%
 9. Schoeller-Bleckmann Oilfield Equipment         2.3%
10. Shire                                          2.3%

     There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic or political instability in other nations.

     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropri- ate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN -- This section helps you to estimate the actual expenses that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the "Expenses Paid During Period" column.

- HYPOTHETICAL 5% RETURN -- This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column
     3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

                                BEGINNING     ENDING                 EXPENSES
                                 ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                  VALUE       VALUE      EXPENSE      DURING
                                 8/1/09      1/31/10      RATIOS     PERIOD*
                                ---------   ---------   ----------   --------
GOVERNMENT MONEY MARKET FUND
ACTUAL FUND RETURN
Trust Class .................   $1,000.00   $1,000.10      0.34%      $ 1.71
Institutional Sweep Class ...    1,000.00    1,000.10      0.34%        1.71
Class A .....................    1,000.00    1,000.10      0.34%        1.71
HYPOTHETICAL 5% RETURN
Trust Class .................   $1,000.00   $1,023.49      0.34%      $ 1.73
Institutional Sweep Class ...    1,000.00    1,023.49      0.34%        1.73
Class A .....................    1,000.00    1,023.49      0.34%        1.73
STRATEGIC INCOME BOND FUND
ACTUAL FUND RETURN
Trust Class .................   $1,000.00   $1,036.10      0.75%      $ 3.85
Class A .....................    1,000.00    1,034.90      1.00%        5.13
Class C .....................    1,000.00    1,030.90      1.75%        8.96
HYPOTHETICAL 5% RETURN
Trust Class .................   $1,000.00   $1,021.42      0.75%      $ 3.82
Class A .....................    1,000.00    1,020.16      1.00%        5.09
Class C .....................    1,000.00    1,016.38      1.75%        8.89
VALUE FUND
ACTUAL FUND RETURN
Trust Class .................   $1,000.00   $1,068.10      1.05%      $ 5.47
Class A .....................    1,000.00    1,067.10      1.30%        6.77
Class C .....................    1,000.00    1,062.70      2.05%       10.66
HYPOTHETICAL 5% RETURN
Trust Class .................   $1,000.00   $1,019.91      1.05%      $ 5.35
Class A .....................    1,000.00    1,018.65      1.30%        6.61
Class C .....................    1,000.00    1,014.87      2.05%       10.41
GROWTH FUND
ACTUAL FUND RETURN
Trust Class .................   $1,000.00   $1,059.70      1.10%      $ 5.71
Class A .....................    1,000.00    1,058.10      1.35%        7.00
Class C .....................    1,000.00    1,055.10      2.10%       10.88
HYPOTHETICAL 5% RETURN
Trust Class .................   $1,000.00   $1,019.66      1.10%      $ 5.60
Class A .....................    1,000.00    1,018.40      1.35%        6.87
Class C .....................    1,000.00    1,014.62      2.10%       10.66
BURKENROAD FUND
ACTUAL FUND RETURN
Class A .....................   $1,000.00   $1,062.10      1.40%      $ 7.28
Class D .....................    1,000.00    1,060.80      1.65%        8.57
HYPOTHETICAL 5% RETURN
Class A .....................   $1,000.00   $1,018.15      1.40%      $ 7.12
Class D .....................    1,000.00    1,016.89      1.65%        8.39

                                BEGINNING     ENDING                 EXPENSES
                                 ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                  VALUE       VALUE       EXPENSE     DURING
                                 8/1/09      1/31/10      RATIOS      PERIOD*
                                ---------   ---------   ----------   --------
QUANTITATIVE LONG/SHORT FUND
ACTUAL FUND RETURN
Trust Class .................   $1,000.00   $1,020.10    1.75%(1)     $ 8.91
Class A .....................    1,000.00    1,018.50    2.00%(1)      10.18
Class C .....................    1,000.00    1,014.40    2.76%(1)      14.01
HYPOTHETICAL 5% RETURN
Trust Class .................   $1,000.00   $1,016.38    1.75%(1)     $ 8.89
Class A .....................    1,000.00    1,015.12    2.00%(1)      10.16
Class C .....................    1,000.00    1,011.29    2.76%(1)      13.99
DIVERSIFIED INTERNATIONAL FUND
ACTUAL FUND RETURN
Trust Class .................   $1,000.00   $1,120.70    1.50%        $ 8.02
Class A .....................    1,000.00    1,119.50    1.75%          9.35
Class C .....................    1,000.00    1,114.90    2.50%         13.33
HYPOTHETICAL 5% RETURN
Trust Class .................   $1,000.00   $1,017.64    1.50%        $ 7.63
Class A .....................    1,000.00    1,016.38    1.75%          8.89
Class C .....................    1,000.00    1,012.60    2.50%         12.68

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(1) Ratios include the effects of dividend expense and interest expense from securities sold short.

SCHEDULES OF INVESTMENTS

GOVERNMENT MONEY MARKET FUND

                                                       FACE AMOUNT     VALUE
DESCRIPTION                                               (000)        (000)
-----------                                            -----------   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 68.8%
         FFCB (A)
         0.156%, 10/26/10                              $    40,000   $    40,000
         FHLB (A)
         0.610%, 02/03/10                                   25,000        25,000
         0.680%, 02/05/10                                   25,000        25,000
         0.800%, 03/12/10                                   45,000        45,000
         0.610%, 04/06/10                                   40,000        40,000
         FHLB
         0.500%, 10/29/10                                   25,000        25,000
         FHLMC
         0.180%, 02/23/10 (B)                              100,000        99,989
                                                                     -----------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (COST $299,989 (000))                                                 299,989
                                                                     -----------
REPURCHASE AGREEMENTS (C) -- 31.2%
      Deutsche Bank
         0.110%, dated 01/29/10, to be
         repurchased on 02/01/10,
         repurchase price $65,000,596
         (collateralized by a U.S. Government
         obligation, par value $66,300,000,
         0.000%, 02/05/10 with total
         market value $66,300,000)                          65,000        65,000
      South Street
         0.130%, dated 01/29/10, to be
         repurchased on 02/01/10, repurchase
         price $71,235,552 (collateralized
         by various U.S. Government
         obligations, ranging in par value
         $2,813,600 - $40,572,566, 0.875% -
         6.000%, 01/31/11 - 08/15/39, with
         total market value $72,659,513)                    71,235        71,235
                                                                     -----------
   TOTAL REPURCHASE AGREEMENTS (COST $136,235 (000))                     136,235
                                                                     -----------
   TOTAL INVESTMENTS -- 100.0% (COST $436,224 (000))                 $   436,224
                                                                     -----------

Percentages are based on net assets $436,236 (000).

(A) Variable Rate Security -- The rate reported is the rate in effect at January 31, 2010.

(B) Discount note -- The rate reported is the effective yield at time of purchase.

(C)  Tri-party Repurchase Agreements.

FFCB -- Federal Farm Credit Bank

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

    The accompanying notes are an integral part of the financial statements.

SCHEDULES OF INVESTMENTS                                                  (LOGO)
                                                                JANUARY 31, 2010

STRATEGIC INCOME BOND FUND

                                                          FACE AMOUNT     VALUE
DESCRIPTION                                                  (000)        (000)
-----------                                              ------------   --------
CORPORATE BONDS -- 27.2%
   Aerospace & Defense -- 2.1%
      General Dynamics
         4.500%, 08/15/10                                $      1,000   $  1,023
      Honeywell International
         5.300%, 03/01/18                                       1,400      1,504
                                                                        --------
      TOTAL AEROSPACE & DEFENSE                                            2,527
                                                                        --------
   Agriculture -- 1.8%
      Cargill (A)
         4.375%, 06/01/13                                       2,000      2,099
                                                                        --------
      TOTAL AGRICULTURE                                                    2,099
                                                                        --------
   Banks -- 0.9%
      Citigroup
         5.300%, 01/07/16                                       1,000      1,008
                                                                        --------
      TOTAL BANKS                                                          1,008
                                                                        --------
   Building & Construction -- 1.3%
      CRH America
         8.125%, 07/15/18                                       1,300      1,537
                                                                        --------
      TOTAL BUILDING & CONSTRUCTION                                        1,537
                                                                        --------
   Chemicals -- 1.8%
      Dow Chemical
         6.000%, 10/01/12                                       1,000      1,085
      E.I. du Pont de Nemours
         4.125%, 04/30/10                                       1,000      1,009
                                                                        --------
      TOTAL CHEMICALS                                                      2,094
                                                                        --------
   Coatings/Paint -- 0.4%
      Sherwin-Williams
         3.125%, 12/15/14                                         500        505
                                                                        --------
      TOTAL COATINGS/PAINT                                                   505
                                                                        --------
   Electrical Services & Equipment -- 0.7%
      Pacificorp
         6.900%, 11/15/11                                         793        871
                                                                        --------
      TOTAL ELECTRICAL SERVICES & EQUIPMENT                                  871
                                                                        --------
   Electrical Utilities -- 0.9%
      Northeast Utilities
         5.650%, 06/01/13                                       1,000      1,055
                                                                        --------
      TOTAL ELECTRICAL UTILITIES                                           1,055
                                                                        --------

                                                          FACE AMOUNT     VALUE
DESCRIPTION                                                  (000)        (000)
-----------                                              ------------   --------
   Entertainment -- 0.9%
      Walt Disney
         4.500%, 12/15/13                                $      1,000   $  1,109
                                                                        --------
      TOTAL ENTERTAINMENT                                                  1,109
                                                                        --------
   Financial Services -- 6.7%
      Boeing Capital
         6.500%, 02/15/12                                       1,000      1,103
      Ford Motor Credit
         7.375%, 02/01/11                                         650        662
      General Electric Capital
         6.875%, 11/15/10                                         500        525
      Lehman Brothers Holdings (B)
         6.875%, 05/02/18                                       1,500        330
      Merrill Lynch
         6.050%, 05/16/16                                       1,000      1,020
      Morgan Stanley
         5.550%, 04/27/17                                         970        996
      New York Life Global Funding (A)
         4.600%, 04/15/13                                       1,600      1,690
      Simon Property Group REIT
         5.600%, 09/01/11                                       1,500      1,571
                                                                        --------
      TOTAL FINANCIAL SERVICES                                             7,897
                                                                        --------
   Food, Beverage & Tobacco -- 0.7%
      Campbell Soup
         6.750%, 02/15/11                                         500        532
      PepsiCo
         3.100%, 01/15/15                                         250        254
                                                                        --------
      TOTAL FOOD, BEVERAGE & TOBACCO                                         786
                                                                        --------
   Industrials -- 0.9%
      Praxair
         2.125%, 06/14/13                                       1,100      1,108
                                                                        --------
      TOTAL INDUSTRIALS                                                    1,108
                                                                        --------
   Medical Products & Services --1.8%
      Humana
         7.200%, 06/15/18                                       1,425      1,550
      Medco Health Solutions
         7.250%, 08/15/13                                         500        570
                                                                        --------
      TOTAL MEDICAL PRODUCTS & SERVICES                                    2,120
                                                                        --------

SCHEDULES OF INVESTMENTS

                                                          FACE AMOUNT     VALUE
DESCRIPTION                                                  (000)        (000)
-----------                                              ------------   --------
   Oil Exploration & Production -- 0.8%
      Anadarko Petroleum
         5.000%, 10/01/12                                $        850   $    901
                                                                        --------
      TOTAL OIL EXPLORATION & PRODUCTION                                     901
                                                                        --------
   Printing & Publishing -- 0.9%
      Gannett
         5.750%, 06/01/11                                       1,000      1,010
                                                                        --------
      TOTAL PRINTING & PUBLISHING                                          1,010
                                                                        --------
   Retail -- 1.4%
      Target
         5.375%, 05/01/17                                       1,000      1,070
      Yum! Brands
         6.250%, 04/15/16                                         500        547
                                                                        --------
      TOTAL RETAIL                                                         1,617
                                                                        --------
   Telephones & Telecommunication -- 2.3%
      BellSouth
         6.000%, 10/15/11                                       1,000      1,082
      SBC Communications
         5.875%, 08/15/12                                       1,000      1,103
      GTE
         6.840%, 04/15/18                                         445        491
                                                                        --------
      TOTAL TELEPHONES & TELECOMMUNICATIONS                                2,676
                                                                        --------
   Transportation Services -- 0.9%
      United Parcel Service
         3.875%, 04/01/14                                       1,000      1,058
                                                                        --------
      TOTAL TRANSPORTATION SERVICES                                        1,058
                                                                        --------
      TOTAL CORPORATE BONDS (COST $31,209 (000))                          31,978
                                                                        --------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   OBLIGATIONS -- 24.2%
      FHLMC
         7.000%, 12/01/14                                           4          4
         7.000%, 04/01/15                                           5          6
         5.500%, 08/01/21                                         555        595
         5.500%, 10/01/36                                         915        971
         5.000%, 01/01/13                                         569        589
         5.000%, 10/01/16                                         347        369
         5.000%, 04/01/22                                       1,014      1,075
         5.000%, 04/01/23                                         725        767
         4.500%, 05/01/24                                       1,757      1,830

                                                          FACE AMOUNT     VALUE
DESCRIPTION                                                  (000)        (000)
-----------                                              ------------   --------
      FNMA
         7.500%, 12/01/30                                $         18   $     20
         6.500%, 01/01/32                                         134        147
         6.000%, 08/01/35                                       1,192      1,282
         6.000%, 05/01/36                                         811        870
         6.000%, 07/01/36                                         638        685
         5.500%, 06/01/25                                       1,307      1,400
         5.500%, 10/01/34                                         425        451
         5.500%, 01/01/36                                         838        889
         5.500%, 02/01/36                                       1,123      1,192
         5.500%, 04/01/36                                         906        962
         5.000%, 10/01/18                                         253        269
         5.000%, 12/01/18                                         302        322
         5.000%, 11/01/21                                       1,105      1,168
         5.000%, 05/01/38                                       1,730      1,800
         4.500%, 07/01/18                                         655        691
         4.500%, 07/01/24                                       2,304      2,401
         4.000%, 09/01/10                                         383        388
      GNMA
         7.500%, 08/15/12                                           4          5
         7.500%, 09/15/13                                           3          3
         7.500%, 12/20/29                                           2          3
         6.500%, 09/15/13                                          13         14
         6.500%, 04/15/14                                           1          1
         6.500%, 03/15/31                                          24         25
         6.500%, 07/15/31                                         393        430
         6.000%, 05/15/28                                           3          3
         6.000%, 09/15/34                                         281        302
         6.000%, 11/15/34                                         134        144
         6.000%, 12/15/34                                         174        187
         5.500%, 01/15/36                                       1,185      1,258
         5.500%, 04/15/36                                         768        816
         5.000%, 09/15/17                                         146        156
         5.000%, 12/15/17                                         278        297
         5.000%, 10/15/18                                          24         25
         5.000%, 11/15/18                                          23         25
         5.000%, 01/15/19                                         484        517
         5.000%, 03/15/33                                          25         26
         5.000%, 04/15/33                                          17         18
         5.000%, 06/15/33                                          62         65
         5.000%, 04/15/38                                       2,082      2,174
         4.500%, 02/15/20                                         891        941
                                                                        --------
      TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
         OBLIGATIONS
         (COST $27,082 (000))                                             28,578
                                                                        --------

SCHEDULES OF INVESTMENTS                                                  (LOGO)
                                                                JANUARY 31, 2010

STRATEGIC INCOME BOND FUND (CONCLUDED)

                                                          FACE AMOUNT     VALUE
DESCRIPTION                                              (000)/SHARES     (000)
-----------                                              ------------   --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 25.2%
      FFCB
         5.540%, 11/07/16                                $      1,500   $  1,696
         4.450%, 06/01/15                                       2,500      2,702
         3.350%, 12/28/15                                       1,750      1,745
      FHLB
         5.250%, 06/10/11                                       3,000      3,178
         5.125%, 06/11/38                                       1,500      1,523
         5.000%, 12/09/16                                       1,000      1,102
         5.000%, 11/17/17                                       1,000      1,105
         5.000%, 12/08/17                                       1,000      1,086
         4.500%, 06/21/10                                       1,500      1,525
         2.250%, 04/13/12                                       1,500      1,535
      FHLMC
         7.000%, 03/15/10                                       1,500      1,513
         5.250%, 04/18/16                                       1,000      1,114
         5.125%, 08/23/10                                       2,000      2,054
         4.500%, 01/15/15                                       1,750      1,901
      FNMA
         6.250%, 05/15/29                                       1,500      1,753
         5.500%, 03/15/11                                       1,500      1,584
         5.000%, 02/13/17                                         500        550
         4.140%, 02/04/10                                       2,000      2,000
                                                                        --------
      TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
         (COST $28,174 (000))                                             29,666
                                                                        --------
EXCHANGE TRADED FUNDS -- 11.3%
      iShares iBoxx High Yield Fund                            51,000      4,397
      iShares iBoxx Investment Grade
         Corporate Bond Fund                                   84,458      8,906
                                                                        --------
      TOTAL EXCHANGE TRADED FUNDS (COST $12,717 (000))                    13,303
                                                                        --------
CASH EQUIVALENTS -- 8.5%
   Hancock Horizon Government
      Money Market Fund, Trust
      Class Shares, 0.010% (C)(D)                           5,317,761      5,318
   SEI Daily Income Trust Prime
      Obligations Fund, Cl A, 0.070% (C)                    4,725,132      4,725
                                                                        --------
   TOTAL CASH EQUIVALENTS (COST $10,043 (000))                            10,043
                                                                        --------

                                                          FACE AMOUNT     VALUE
DESCRIPTION                                                  (000)        (000)
-----------                                              ------------   --------
MUNICIPAL BONDS -- 4.2%
      City of Lafayette Louisiana,
         Public Improvements, Ser A
         7.230%, 03/01/34                                $      1,000   $    980
      Florida State, Board of Education
         4.650%, 06/01/20                                       1,500      1,497
      Pennsylvania State
         4.450%, 02/15/20                                       1,500      1,522
      State of California
         5.250%, 08/01/38                                       1,000        922
                                                                        --------
      TOTAL MUNICIPAL BONDS (COST $4,994 (000))                            4,921
                                                                        --------
      TOTAL INVESTMENTS -- 100.6%
         (COST $114,219 (000))                                          $118,489
                                                                        --------

Percentages are based on net assets $117,809 (000).

(A) 144A -- Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2010, the value of these securities amounted to $3,789 (000s), representing 3.2% of net assets.

(B)  Security is in default on interest payments.

(C)  The rate reported is the 7-day effective yield as of January 31, 2010.

(D)  Investment in Affiliated Company.

Cl -- Class
FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
REIT -- Real Estate Investment Trust
Ser -- Series

The accompanying notes are an integral part of the financial statements.

SCHEDULES OF INVESTMENTS

VALUE FUND

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
COMMON STOCK -- 99.1%
   Aerospace & Defense -- 5.1%
      L-3 Communications Holdings, Cl 3                        23,000   $  1,917
      Raytheon                                                 46,000      2,412
      Rockwell Collins                                         40,000      2,127
                                                                        --------
   TOTAL AEROSPACE & DEFENSE                                               6,456
                                                                        --------
   Automotive -- 1.5%
      O'Reilly Automotive*                                     50,000      1,890
                                                                        --------
   TOTAL AUTOMOTIVE                                                        1,890
                                                                        --------
   Banks -- 3.1%
      JPMorgan Chase                                           47,000      1,830
      Wells Fargo                                              75,000      2,132
                                                                        --------
   TOTAL BANKS                                                             3,962
                                                                        --------
   Chemicals -- 6.8%
      E.I. du Pont de Nemours                                  60,000      1,957
      Lubrizol                                                 36,000      2,653
      PPG Industries                                           34,000      1,995
      Sigma-Aldrich                                            43,000      2,057
                                                                        --------
   TOTAL CHEMICALS                                                         8,662
                                                                        --------
   Computers & Services -- 5.5%
      EMC*                                                    130,000      2,167
      QLogic*                                                 140,000      2,407
      Teradata*                                                89,000      2,489
                                                                        --------
   TOTAL COMPUTERS & SERVICES                                              7,063
                                                                        --------
   Containers & Packaging -- 1.7%
      Ball                                                     42,000      2,133
                                                                        --------
   TOTAL CONTAINERS & PACKAGING                                            2,133
                                                                        --------
   Drugs -- 3.3%
      Abbott Laboratories                                      40,000      2,118
      Bristol-Myers Squibb                                     84,000      2,046
                                                                        --------
   TOTAL DRUGS                                                             4,164
                                                                        --------
   Electrical Utilities -- 4.2%
      American Electric Power                                  36,000      1,247
      DTE Energy                                               44,000      1,850
      OGE Energy                                               62,000      2,246
                                                                        --------
   TOTAL ELECTRICAL UTILITIES                                              5,343
                                                                        --------

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Entertainment -- 1.7%
      Walt Disney                                              75,000   $  2,216
                                                                        --------
   TOTAL ENTERTAINMENT                                                     2,216
                                                                        --------
   Financial Services -- 3.0%
      Ameriprise Financial                                     52,000      1,988
      Goldman Sachs Group                                      12,000      1,785
                                                                        --------
   TOTAL FINANCIAL SERVICES                                                3,773
                                                                        --------
   Food, Beverage & Tobacco -- 5.9%
      Campbell Soup                                            54,000      1,788
      General Mills                                            28,000      1,997
      Kellogg                                                  36,000      1,959
      Molson Coors Brewing, Cl B                               43,000      1,806
                                                                        --------
   TOTAL FOOD, BEVERAGE & TOBACCO                                          7,550
                                                                        --------
   Gas & Natural Gas -- 3.3%
      Oneok                                                    45,000      1,899
      Spectra Energy                                          108,000      2,295
                                                                        --------
   TOTAL GAS & NATURAL GAS                                                 4,194
                                                                        --------
   Household Products -- 1.7%
      Newell Rubbermaid                                       164,000      2,225
                                                                        --------
   TOTAL HOUSEHOLD PRODUCTS                                                2,225
                                                                        --------
   Industrials -- 1.5%
      Carlisle                                                 58,000      1,944
                                                                        --------
   TOTAL INDUSTRIALS                                                       1,944
                                                                        --------
   Insurance -- 9.5%
      American Financial Group                                 83,000      2,059
      Chubb                                                    40,000      2,000
      Reinsurance Group of America, Cl A                       42,000      2,046
      Torchmark                                                45,000      2,021
      Travelers                                                38,000      1,925
      Unum Group                                              103,000      2,016
                                                                        --------
   TOTAL INSURANCE                                                        12,067
                                                                        --------
   Machinery -- 1.6%
      Illinois Tool Works                                      47,570      2,074
                                                                        --------
   TOTAL MACHINERY                                                         2,074
                                                                        --------

SCHEDULES OF INVESTMENTS                                                  (LOGO)
                                                                JANUARY 31, 2010

VALUE FUND (CONCLUDED)

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Managed Health Care -- 1.8%
      UnitedHealth Group                                       70,000   $  2,310
                                                                        --------
   TOTAL MANAGED HEALTH CARE                                               2,310
                                                                        --------
   Medical Products & Services -- 1.6%
      Zimmer Holdings*                                         36,000      2,028
                                                                        --------
   TOTAL MEDICAL PRODUCTS & SERVICES                                       2,028
                                                                        --------
   Metals & Mining -- 1.3%
      Freeport-McMoRan Copper & Gold                           25,000      1,667
                                                                        --------
   TOTAL METALS & MINING                                                   1,667
                                                                        --------
   Multi-Utilities -- 1.5%
      Sempra Energy                                            39,000      1,979
                                                                        --------
   TOTAL MULTI-UTILITIES                                                   1,979
                                                                        --------
   Office Furniture & Fixtures -- 1.3%
      Avery Dennison                                           53,000      1,723
                                                                        --------
   TOTAL OFFICE FURNITURE & FIXTURES                                       1,723
                                                                        --------
   Oil Drilling & Refining -- 1.6%
      Schlumberger                                             32,000      2,031
                                                                        --------
   TOTAL OIL DRILLING & REFINING                                           2,031
                                                                        --------
   Paper & Paper Products -- 1.6%
      Bemis                                                    75,000      2,105
                                                                        --------
   TOTAL PAPER & PAPER PRODUCTS                                            2,105
                                                                        --------
   Petroleum & Fuel Products -- 5.3%
      Apache                                                   25,000      2,469
      Newfield Exploration*                                    39,000      1,909
      Occidental Petroleum                                     30,000      2,350
                                                                        --------
   TOTAL PETROLEUM & FUEL PRODUCTS                                         6,728
                                                                        --------
   Petroleum Refining -- 2.9%
      Marathon Oil                                             60,000      1,789
      Murphy Oil                                               37,000      1,890
                                                                        --------
   TOTAL PETROLEUM REFINING                                                3,679
                                                                        --------

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Retail -- 10.2%
      Family Dollar Stores                                     65,000   $  2,007
      Genuine Parts                                            59,000      2,223
      Kohl's*                                                  41,000      2,065
      Limited Brands                                          130,000      2,473
      McDonald's                                               38,000      2,372
      VF                                                       27,000      1,945
                                                                        --------
   TOTAL RETAIL                                                           13,085
                                                                        --------
   Semi-Conductors & Instruments -- 1.5%
      Applied Materials                                       158,000      1,924
                                                                        --------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                     1,924
                                                                        --------
   Telephones & Telecommunication -- 4.4%
      AT&T                                                     75,000      1,902
      Harris                                                   44,000      1,889
      Verizon Communications                                   60,000      1,765
                                                                        --------
   TOTAL TELEPHONES & TELECOMMUNICATION                                    5,556
                                                                        --------
   Transportation Services -- 2.8%
      Caterpillar                                              36,000      1,881
      CSX                                                      40,000      1,714
                                                                        --------
   TOTAL TRANSPORTATION SERVICES                                           3,595
                                                                        --------
   Wholesale -- 1.9%
      AmerisourceBergen, Cl A                                  87,000      2,372
                                                                        --------
   TOTAL WHOLESALE                                                         2,372
                                                                        --------
   TOTAL COMMON STOCK (COST $117,360 (000))                              126,498
                                                                        --------
CASH EQUIVALENT -- 1.3%
      Hancock Horizon Government
         Money Market Fund, Trust
         Class Shares, 0.010% (A)(B)                        1,731,015      1,731
                                                                        --------
   TOTAL CASH EQUIVALENT (COST $1,731 (000))                               1,731
                                                                        --------
   TOTAL INVESTMENTS -- 100.4%
      (COST $119,091 (000))                                             $128,229
                                                                        --------

Percentages are based on net assets $127,663 (000).

*    Non-income producing security.

(A)  Investment in Affiliated Company.

(B)  The rate reported is the 7-day effective yield as of January 31, 2010.

Cl -- Class

The accompanying notes are an integral part of the financial statements.

SCHEDULES OF INVESTMENTS

GROWTH FUND

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
COMMON STOCK -- 98.9%
   Aerospace & Defense -- 2.6%
      Alliant Techsystems*                                     10,000   $    790
      ITT                                                      20,000        966
                                                                        --------
   TOTAL AEROSPACE & DEFENSE                                               1,756
                                                                        --------
   Beauty Products -- 4.6%
      Avon Products                                            32,000        964
      Estee Lauder, Cl A                                       21,000      1,103
      NBTY*                                                    22,000        980
                                                                        --------
   TOTAL BEAUTY PRODUCTS                                                   3,047
                                                                        --------
   Chemicals -- 3.0%
      Albemarle                                                27,000        964
      RPM International                                        54,000      1,010
                                                                        --------
   TOTAL CHEMICALS                                                         1,974
                                                                        --------
   Computers & Services -- 8.8%
      Apple*                                                    6,000      1,153
      Fiserv*                                                  24,000      1,081
      Hewlett-Packard                                          25,000      1,177
      International Business Machines                          12,000      1,468
      Western Digital*                                         26,000        988
                                                                        --------
   TOTAL COMPUTERS & SERVICES                                              5,867
                                                                        --------
   Consumer Products -- 1.7%
      Nike, Cl B                                               18,000      1,148
                                                                        --------
   TOTAL CONSUMER PRODUCTS                                                 1,148
                                                                        --------
   Containers & Packaging -- 1.7%
      Pactiv*                                                  50,000      1,128
                                                                        --------
   TOTAL CONTAINERS & PACKAGING                                            1,128
                                                                        --------
   Data Processing & Outsourced Services -- 1.9%
      Computer Sciences*                                       25,000      1,282
                                                                        --------
   TOTAL DATA PROCESSING & OUTSOURCED SERVICES                             1,282
                                                                        --------
   Drugs -- 2.9%
      Merck                                                    21,914        837
      Mylan*                                                   59,000      1,075
                                                                        --------
   TOTAL DRUGS                                                             1,912
                                                                        --------

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Educational Services -- 1.3%
      ITT Educational Services*                                 9,000   $    872
                                                                        --------
   TOTAL EDUCATIONAL SERVICES                                                872
                                                                        --------
   Electronic Components & Equipment -- 3.7%
      Amphenol, Cl A                                           37,000      1,474
      Avnet*                                                   37,000        978
                                                                        --------
   TOTAL ELECTRONIC COMPONENTS & EQUIPMENT                                 2,452
                                                                        --------
   Engineering Services -- 1.7%
      URS*                                                     25,000      1,122
                                                                        --------
   TOTAL ENGINEERING SERVICES                                              1,122
                                                                        --------
   Financial Services -- 1.1%
      T Rowe Price Group                                       15,000        744
                                                                        --------
   TOTAL FINANCIAL SERVICES                                                  744
                                                                        --------
   Food, Beverage & Tobacco -- 3.5%
      Hormel Foods                                             26,000      1,006
      JM Smucker                                               22,000      1,322
                                                                        --------
   TOTAL FOOD, BEVERAGE & TOBACCO                                          2,328
                                                                        --------
   Industrials -- 3.2%
      3M                                                       11,000        885
      WW Grainger                                              13,000      1,291
                                                                        --------
   TOTAL INDUSTRIALS                                                       2,176
                                                                        --------
   Information Technology -- 9.0%
      BMC Software*                                            38,000      1,468
      Cognizant Technology Solutions, Cl A*                    25,000      1,092
      eBay*                                                    39,000        898
      Google, Cl A*                                             2,000      1,059
      Oracle                                                   67,000      1,545
                                                                        --------
   TOTAL INFORMATION TECHNOLOGY                                            6,062
                                                                        --------
   Insurance -- 4.0%
      Aflac                                                    30,000      1,453
      Principal Financial Group                                24,000        553
      Prudential Financial                                     13,000        650
                                                                        --------
   TOTAL INSURANCE                                                         2,656
                                                                        --------
   Machinery -- 2.5%
      Pall                                                     27,000        931
      Valmont Industries                                       11,000        764
                                                                        --------
   TOTAL MACHINERY                                                         1,695
                                                                        --------

SCHEDULES OF INVESTMENTS                                                  (LOGO)
                                                                JANUARY 31, 2010

GROWTH FUND (CONCLUDED)

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Medical Products & Services -- 10.3%
      Baxter International                                     22,000   $  1,267
      Becton Dickinson                                         18,000      1,357
      Hospira*                                                 21,000      1,063
      Idexx Laboratories*                                      20,000      1,050
      Laboratory Corp of America*                              14,000        995
      Waters*                                                  20,000      1,140
                                                                        --------
   TOTAL MEDICAL PRODUCTS & SERVICES                                       6,872
                                                                        --------
   Metals & Mining -- 1.3%
      Newmont Mining                                           20,000        857
                                                                        --------
   TOTAL METALS & MINING                                                     857
                                                                        --------
   Paper & Paper Products -- 1.3%
      International Paper                                      39,000        893
                                                                        --------
   TOTAL PAPER & PAPER PRODUCTS                                              893
                                                                        --------
   Petroleum & Fuel Products -- 2.7%
      Cameron International*                                   24,000        904
      Diamond Offshore Drilling                                10,000        915
                                                                        --------
   TOTAL PETROLEUM & FUEL PRODUCTS                                         1,819
                                                                        --------
   Retail -- 18.1%
      Bed Bath & Beyond*                                       30,000      1,161
      Big Lots*                                                55,000      1,563
      Coach                                                    27,000        942
      Dollar Tree*                                             20,000        990
      Gap                                                      69,000      1,317
      Polo Ralph Lauren, Cl A                                  20,000      1,640
      Ross Stores                                              25,000      1,148
      Target                                                   23,000      1,179
      TJX                                                      30,000      1,140
      Yum! Brands                                              30,000      1,026
                                                                        --------
   TOTAL RETAIL                                                           12,106
                                                                        --------

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Semi-Conductors & Instruments -- 2.8%
      Analog Devices                                           33,000   $    890
      Texas Instruments                                        42,000        945
                                                                        --------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                     1,835
                                                                        --------
   Telephones & Telecommunication -- 1.5%
      CenturyTel                                               30,000      1,020
                                                                        --------
   TOTAL TELEPHONES & TELECOMMUNICATION                                    1,020
                                                                        --------
   Transportation Services -- 3.7%
      Bucyrus International, Cl A                              16,000        838
      Joy Global                                               16,000        732
      Union Pacific                                            15,000        907
                                                                        --------
   TOTAL TRANSPORTATION SERVICES                                           2,477
                                                                        --------
   TOTAL COMMON STOCK (COST $59,130 (000))                                66,100
                                                                        --------
CASH EQUIVALENT -- 1.3%
      Hancock Horizon Government
         Money Market Fund, Trust
         Class Shares, 0.010% (A)(B)                          893,831        894
                                                                        --------
   TOTAL CASH EQUIVALENT (COST $894 (000))                                   894
                                                                        --------
   TOTAL INVESTMENTS -- 100.2% (COST $60,024 (000))                     $ 66,994
                                                                        --------

Percentages are based on net assets $66,840 (000).

*    Non-income producing security.

(A)  Investment in Affiliated Company.

(B)  The rate reported is the 7-day effective yield as of January 31, 2010.

Cl   -- Class

The accompanying notes are an integral part of the financial statements.

SCHEDULES OF INVESTMENTS

BURKENROAD FUND

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
COMMON STOCK -- 96.7%
   Airlines -- 1.0%
      Airtran Holdings*                                       100,000   $    482
                                                                        --------
   TOTAL AIRLINES                                                            482
                                                                        --------
   Banks -- 5.5%
      Iberiabank                                               14,000        748
      Midsouth Bancorp                                         11,116        168
      Prosperity Bancshares                                    20,000        806
      Southside Bancshares                                     35,000        697
      Teche Holding                                             4,000        125
                                                                        --------
   TOTAL BANKS                                                             2,544
                                                                        --------
   Commercial Services -- 4.0%
      Comfort Systems USA                                      60,000        703
      Rollins                                                  35,000        689
      Team*                                                    26,000        464
                                                                        --------
   TOTAL COMMERCIAL SERVICES                                               1,856
                                                                        --------
   Computer & Electronics Retail -- 1.9%
      RadioShack                                               46,000        898
                                                                        --------
   TOTAL COMPUTER & ELECTRONICS RETAIL                                       898
                                                                        --------
   Computers & Services -- 1.3%
      Adtran                                                   29,000        615
                                                                        --------
   TOTAL COMPUTERS & SERVICES                                                615
                                                                        --------
   Containers & Packaging -- 1.7%
      Bway Holding*                                            45,000        768
                                                                        --------
   TOTAL CONTAINERS & PACKAGING                                              768
                                                                        --------
   Correctional Institutions -- 1.4%
      Geo Group*                                               35,000        647
                                                                        --------
   TOTAL CORRECTIONAL INSTITUTIONS                                           647
                                                                        --------
   Electrical Utilities -- 1.7%
      El Paso Electric*                                        40,000        770
                                                                        --------
   TOTAL ELECTRICAL UTILITIES                                                770
                                                                        --------
   Engineering Services -- 3.2%
      Orion Marine Group*                                      45,000        852
      Shaw Group*                                              20,000        646
                                                                        --------
   TOTAL ENGINEERING SERVICES                                              1,498
                                                                        --------

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Financial Services -- 1.6%
      Ezcorp, Cl A*                                            40,000   $    726
                                                                        --------
   TOTAL FINANCIAL SERVICES                                                  726
                                                                        --------
   Food, Beverage & Tobacco -- 6.5%
      Cal-Maine Foods                                          23,000        751
      Flowers Foods                                            28,000        680
      National Beverage                                        65,000        749
      Sanderson Farms                                          18,000        842
                                                                        --------
   TOTAL FOOD, BEVERAGE & TOBACCO                                          3,022
                                                                        --------
   Gas & Natural Gas -- 1.9%
      Spectra Energy Partners (A)                              30,000        885
                                                                        --------
   TOTAL GAS & NATURAL GAS                                                   885
                                                                        --------
   Household Products -- 2.3%
      Tupperware Brands                                        25,000      1,062
                                                                        --------
   TOTAL HOUSEHOLD PRODUCTS                                                1,062
                                                                        --------
   Insurance -- 4.5%
      Amerisafe*                                               40,000        692
      Infinity Property & Casualty                             18,000        714
      ProAssurance*                                            13,000        660
                                                                        --------
   TOTAL INSURANCE                                                         2,066
                                                                        --------
   Leasing & Renting -- 1.3%
      Aaron Rents                                              21,000        585
                                                                        --------
   TOTAL LEASING & RENTING                                                   585
                                                                        --------
   Manufacturing -- 1.6%
      AZZ                                                      25,000        752
                                                                        --------
   TOTAL MANUFACTURING                                                       752
                                                                        --------
   Medical Products & Services -- 8.1%
      Cyberonics*                                              40,000        750
      Immucor*                                                 40,000        742
      LHC Group*                                               21,000        646
      Mednax*                                                  15,000        853
      US Physical Therapy*                                     48,000        752
                                                                        --------
   TOTAL MEDICAL PRODUCTS & SERVICES                                       3,743
                                                                        --------

SCHEDULES OF INVESTMENTS                                                  (LOGO)
                                                                JANUARY 31, 2010

BURKENROAD FUND (CONCLUDED)

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
Metals & Mining -- 2.0%
      CARBO Ceramics                                           14,000   $    923
                                                                        --------
   TOTAL METALS & MINING                                                     923
                                                                        --------
   Office Furniture & Fixtures -- 3.8%
      SYKES Enterprises*                                       35,000        840
      Tech Data*                                               23,000        937
                                                                        --------
   TOTAL OFFICE FURNITURE & FIXTURES                                       1,777
                                                                        --------
   Paper & Paper Products -- 5.0%
      Rock-Tenn, Cl A                                          17,000        725
      Schweitzer-Mauduit International                         12,000        903
      Temple-Inland                                            40,000        695
                                                                        --------
   TOTAL PAPER & PAPER PRODUCTS                                            2,323
                                                                        --------
   Petroleum & Fuel Products -- 11.4%
      Dril-Quip*                                               17,000        892
      Gulf Island Fabrication                                  35,000        611
      Hornbeck Offshore Services*                              30,000        645
      SEACOR Holdings*                                          9,000        632
      Stone Energy*                                            40,000        638
      Superior Energy Services*                                35,000        804
      Walter Energy                                            16,000      1,039
                                                                        --------
   TOTAL PETROLEUM & FUEL PRODUCTS                                         5,261
                                                                        --------
   Real Estate Investment Trusts (REITs) -- 2.3%
      EastGroup Properties                                     12,000        459
      American Campus Communities                              24,000        616
                                                                        --------
   TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)                             1,075
                                                                        --------
   Retail -- 9.0%
      Brinker International                                    45,000        734
      Fossil*                                                  40,000      1,306
      Hibbett Sports*                                          38,000        806
      Pool                                                     30,000        551
      Sally Beauty Holdings*                                   90,000        751
                                                                        --------
   TOTAL RETAIL                                                            4,148
                                                                        --------
   Semi-Conductors & Instruments -- 3.2%
      Diodes*                                                  39,000        650
      Silicon Laboratories*                                    20,000        845
                                                                        --------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                     1,495
                                                                        --------

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Telecommunication Services -- 3.4%
      Earthlink                                                84,000   $    681
      Rackspace Hosting*                                       50,000        911
                                                                        --------
   TOTAL TELECOMMUNICATION SERVICES                                        1,592
                                                                        --------
   Transportation Services -- 2.6%
      Gulfmark Offshore*                                       25,000        614
      Kirby*                                                   18,000        584
                                                                        --------
   TOTAL TRANSPORTATION SERVICES                                           1,198
                                                                        --------
   Utilities -- 3.0%
      Cleco                                                    30,000        778
      Powell Industries*                                       20,000        584
                                                                        --------
   TOTAL UTILITIES                                                         1,362
                                                                        --------
   Wireless Telecommunication Services -- 1.5%
      Syniverse Holdings*                                      42,000        706
                                                                        --------
   TOTAL WIRELESS TELECOMMUNICATION SERVICES                                 706
                                                                        --------
   TOTAL COMMON STOCK (COST $38,644 (000))                                44,779
                                                                        --------
CASH EQUIVALENT -- 3.4%
   Hancock Horizon Government
      Money Market Fund, Trust
      Class Shares, 0.010% (B)(C)                           1,566,467      1,566
                                                                        --------
   TOTAL CASH EQUIVALENT (COST $1,566 (000))                               1,566
                                                                        --------
   TOTAL INVESTMENTS -- 100.1% (COST $40,210 (000))                     $ 46,345
                                                                        --------

Percentages are based on net assets $46,303 (000).

*    Non-income producing security.

(A) Security considered Master Limited Partnership. At January 31, 2010, this security amounted to $885 (000s), or 1.9% of net assets.

(B)  Investment in Affiliated Company.

(C)  The rate reported is the 7-day effective yield as of January 31, 2010.

Cl -- Class

The accompanying notes are an integral part of the financial statements.

SCHEDULES OF INVESTMENTS
QUANTITATIVE LONG/SHORT FUND

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
COMMON STOCK -- 109.1%
   Aerospace & Defense -- 0.9%
      Alliant Techsystems*                                      2,250   $    178
                                                                        --------
   TOTAL AEROSPACE & DEFENSE                                                 178
                                                                        --------
   Automotive -- 1.2%
      Ford Motor*                                              21,300        231
                                                                        --------
   TOTAL AUTOMOTIVE                                                          231
                                                                        --------
   Banks -- 1.1%
      JPMorgan Chase                                            5,400        210
                                                                        --------
   TOTAL BANKS                                                               210
                                                                        --------
   Cable/Media -- 1.4%
      DIRECTV, Cl A*                                            8,700        264
                                                                        --------
   TOTAL CABLE/MEDIA                                                         264
                                                                        --------
   Chemicals -- 3.2%
      Cabot                                                     7,600        196
      HB Fuller (1)                                            10,100        202
      Schulman A                                                9,350        211
                                                                        --------
   TOTAL CHEMICALS                                                           609
                                                                        --------
   Commercial Services -- 1.1%
      Service International                                    26,000        199
                                                                        --------
   TOTAL COMMERCIAL SERVICES                                                 199
                                                                        --------
   Computer & Electronics Retail -- 1.2%
      Best Buy                                                  5,900        216
                                                                        --------
   TOTAL COMPUTER & ELECTRONICS RETAIL                                       216
                                                                        --------
   Computer Software -- 2.9%
      JDA Software Group*                                      11,200        293
      Netscout Systems*                                        18,000        253
                                                                        --------
   TOTAL COMPUTER SOFTWARE                                                   546
                                                                        --------

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Computers & Services -- 11.0%
      Arris Group* (1)                                         16,100   $    162
      Cisco Systems* (1)                                       12,000        270
      EMC* (1)                                                 14,200        237
      Hewitt Associates, Cl A*                                  5,480        216
      Hewlett-Packard (1)                                       4,500        212
      International Business Machines (1)                       2,200        269
      Juniper Networks*                                        11,400        283
      TeleTech Holdings*                                       12,100        230
      Western Digital* (1)                                      4,590        174
                                                                        --------
   TOTAL COMPUTERS & SERVICES                                              2,053
                                                                        --------
   Consumer Products -- 1.2%
      Deckers Outdoor*                                          2,370        233
                                                                        --------
   TOTAL CONSUMER PRODUCTS                                                   233
                                                                        --------
   Containers & Packaging -- 1.1%
      Pactiv*                                                   8,800        198
                                                                        --------
   TOTAL CONTAINERS & PACKAGING                                              198
                                                                        --------
   Data Processing & Outsourced Services -- 1.0%
      Computer Sciences*                                        3,600        185
                                                                        --------
   TOTAL DATA PROCESSING & OUTSOURCED SERVICES                               185
                                                                        --------
   Diversified Support Services -- 1.2%
      ATC Technology*                                          10,000        219
                                                                        --------
   TOTAL DIVERSIFIED SUPPORT SERVICES                                        219
                                                                        --------
   Drugs -- 6.7%
      McKesson (1)                                              3,900        229
      Merck (1)                                                 4,613        176
      Mylan* (1)                                               17,800        325
      Par Pharmaceutical* (1)                                  10,800        284
      Perrigo                                                   5,500        244
                                                                        --------
   TOTAL DRUGS                                                             1,258
                                                                        --------

SCHEDULES OF INVESTMENTS                                                  (LOGO)
                                                                JANUARY 31, 2010

QUANTITATIVE LONG/SHORT FUND (CONTINUED)

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   E-Commerce -- 1.9%
      priceline.com*                                            1,800   $    352
                                                                        --------
   TOTAL E-COMMERCE                                                          352
                                                                        --------
   Engineering Services -- 1.4%
      EMCOR Group*                                             10,600        255
                                                                        --------
   TOTAL ENGINEERING SERVICES                                                255
                                                                        --------
   Entertainment -- 1.0%
      Viacom, Cl B*                                             6,600        192
                                                                        --------
   TOTAL ENTERTAINMENT                                                       192
                                                                        --------
   Financial Services -- 3.4%
      Affiliated Managers Group*                                3,400        206
      Goldman Sachs Group (1)                                   1,650        245
      NYSE Euronext                                             7,900        185
                                                                        --------
   TOTAL FINANCIAL SERVICES                                                  636
                                                                        --------
   Food, Beverage & Tobacco -- 3.4%
      Coca-Cola Enterprises (1)                                16,300        329
      ConAgra Foods                                            13,600        309
                                                                        --------
   TOTAL FOOD, BEVERAGE & TOBACCO                                            638
                                                                        --------
   Health Care Services -- 1.2%
      Quest Diagnostics (1)                                     4,100        228
                                                                        --------
   TOTAL HEALTH CARE SERVICES                                                228
                                                                        --------
   Home Furnishings -- 1.0%
      Leggett & Platt                                           9,850        180
                                                                        --------
   TOTAL HOME FURNISHINGS                                                    180
                                                                        --------
   Hotels & Lodging -- 1.8%
      Wyndham Worldwide                                        16,100        338
                                                                        --------
   TOTAL HOTELS & LODGING                                                    338
                                                                        --------
   Household Products -- 1.2%
      Kimberly-Clark                                            3,700        220
                                                                        --------
   TOTAL HOUSEHOLD PRODUCTS                                                  220
                                                                        --------
   Industrials -- 1.2%
      Carlisle                                                  6,600        221
                                                                        --------
   TOTAL INDUSTRIALS                                                         221
                                                                        --------

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Information Technology -- 1.1%
      Oracle                                                    9,000   $    208
                                                                        --------
   TOTAL INFORMATION TECHNOLOGY                                              208
                                                                        --------
   Machinery -- 1.2%
      Watts Water Technologies, Cl A (1)                        7,600        220
                                                                        --------
   TOTAL MACHINERY                                                           220
                                                                        --------
   Managed Health Care -- 1.3%
      UnitedHealth Group                                        7,300        241
                                                                        --------
   TOTAL MANAGED HEALTH CARE                                                 241
                                                                        --------
   Manufacturing -- 4.1%
      J&J Snack Foods                                           5,800        243
      Thomas & Betts*                                           6,600        223
      TreeHouse Foods* (1)                                      7,600        294
                                                                        --------
   TOTAL MANUFACTURING                                                       760
                                                                        --------
   Medical Products & Services -- 10.9%
      American Medical Systems Holdings*                       10,000        192
      Cantel Medical                                            9,700        187
      Community Health Systems* (1)                             7,100        232
      Kinetic Concepts*                                         6,600        272
      Laboratory Corp of America Holdings*                      3,020        215
      Mettler-Toledo International*                             2,600        253
      Thermo Fisher Scientific*                                 4,600        212
      Universal Health Services, Cl B                           7,200        210
      WellPoint*                                                4,200        268
                                                                        --------
   TOTAL MEDICAL PRODUCTS & SERVICES                                       2,041
                                                                        --------
   Office Furniture & Fixtures -- 3.6%
      HNI                                                       9,800        245
      SYNNEX*                                                   7,000        185
      Tech Data*                                                5,800        237
                                                                        --------
   TOTAL OFFICE FURNITURE & FIXTURES                                         667
                                                                        --------
   Paper & Paper Products -- 7.5%
      Buckeye Technologies* (1)                                21,000        240
      International Paper                                      11,000        252
      Rock-Tenn, Cl A (1)                                       5,200        222
      Schweitzer-Mauduit International                          4,400        331
      Temple-Inland                                             9,400        164
      Wausau Paper                                             21,000        185
                                                                        --------
   TOTAL PAPER & PAPER PRODUCTS                                            1,394
                                                                        --------

SCHEDULES OF INVESTMENTS

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Petroleum Refining -- 1.9%
      World Fuel Services                                      14,700   $    353
                                                                        --------
   TOTAL PETROLEUM REFINING                                                  353
                                                                        --------
   Printing & Publishing -- 2.3%
      Consolidated Graphics*                                    5,600        189
      RR Donnelley & Sons (1)                                  12,300        244
                                                                        --------
   TOTAL PRINTING & PUBLISHING                                               433
                                                                        --------
   Retail -- 15.4%
      Aeropostale*                                              5,500        181
      Big 5 Sporting Goods                                     14,800        216
      Cracker Barrel Old Country                                5,860        217
      Store
      DineEquity* (1)                                           6,700        152
      Gap                                                      10,500        200
      Guess?                                                    7,000        278
      JOS A Bank Clothiers*                                     5,400        226
      Kohl's*                                                   4,700        237
      Macy's                                                   12,900        206
      Polaris Industries                                        5,000        221
      Ross Stores (1)                                           5,200        239
      TJX                                                       6,400        243
      Unifirst (1)                                              5,400        271
                                                                        --------
   TOTAL RETAIL                                                            2,887
                                                                        --------
   Semi-Conductors & Instruments -- 4.0%
      CTS                                                      19,450        148
      Micron Technology*                                       17,900        156
      Skyworks Solutions*                                      20,200        256
      Texas Instruments                                         8,400        189
                                                                        --------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                       749
                                                                        --------
   Telephones & Telecommunication -- 1.4%
      CenturyTel (1)                                            7,809        266
                                                                        --------
   TOTAL TELEPHONES & TELECOMMUNICATION                                      266
                                                                        --------
   Wholesale -- 1.7%
      AmerisourceBergen, Cl A (1)                              11,800        322
                                                                        --------
   TOTAL WHOLESALE                                                           322
                                                                        --------
   TOTAL COMMON STOCK (COST $18,377 (000))                                20,400
                                                                        --------

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
CASH EQUIVALENT -- 2.6%
      SEI Daily Income Prime Obligation Fund,
         Cl A, 0.070% (A)                                     487,049   $    487
                                                                        --------
   TOTAL CASH EQUIVALENT (COST $487 (000))                                   487
                                                                        --------
   TOTAL INVESTMENTS -- 111.7% (COST $18,864 (000))                       20,887
                                                                        --------
SECURITIES SOLD SHORT -- (9.9)%
COMMON STOCK -- (9.9)%
   Aerospace & Defense -- (0.8)%
      Aerovironment*                                           (2,150)       (73)
      Orbital Sciences*                                        (2,380)       (38)
      Stanley*                                                 (1,700)       (44)
                                                                        --------
   TOTAL AEROSPACE & DEFENSE                                                (155)
                                                                        --------
   Banks -- (0.3)%
      Pinnacle Financial Partners*                             (4,100)       (62)
                                                                        --------
   TOTAL BANKS                                                               (62)
                                                                        --------
   Computers & Services -- (0.5)%
      Avid Technology*                                         (4,100)       (52)
      EMS Technologies*                                        (3,500)       (45)
                                                                        --------
   TOTAL COMPUTERS & SERVICES                                                (97)
                                                                        --------
   Data Processing & Outsourced Services -- (0.9)%
      Dun & Bradstreet                                           (800)       (63)
      FTI Consulting*                                          (2,500)      (104)
                                                                        --------
   TOTAL DATA PROCESSING & OUTSOURCED SERVICES                              (167)
                                                                        --------
   Engineering Services -- (0.6)%
      Aecom Technology*                                        (2,100)       (57)
      Quanta Services*                                         (2,600)       (47)
                                                                        --------
   TOTAL ENGINEERING SERVICES                                               (104)
                                                                        --------
   Entertainment & Gaming -- (0.5)%
      Electronic Arts*                                         (5,550)       (90)
                                                                        --------
   TOTAL ENTERTAINMENT & GAMING                                              (90)
                                                                        --------
   Financial Services -- (0.2)%
      optionsXpress Holdings                                   (3,200)       (46)
                                                                        --------
   TOTAL FINANCIAL SERVICES                                                  (46)
                                                                        --------

SCHEDULES OF INVESTMENTS                                                  (LOGO)
                                                                JANUARY 31, 2010

QUANTITATIVE LONG/SHORT FUND (CONCLUDED)

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Home Furnishings -- (0.2)%
      Ethan Allen Interiors                                    (3,000)  $    (43)
                                                                        --------
   TOTAL HOME FURNISHINGS                                                    (43)
                                                                        --------
   Information Technology -- (0.3)%
      Websense*                                                (3,000)       (56)
                                                                        --------
   TOTAL INFORMATION TECHNOLOGY                                              (56)
                                                                        --------
   Insurance -- (0.5)%
      Employers Holdings                                       (2,800)       (37)
      Fidelity National Financial, Cl A                        (2,600)       (34)
      Stewart Information Services                             (2,460)       (25)
                                                                        --------
   TOTAL INSURANCE                                                           (96)
                                                                        --------
   Insurance Brokers -- (0.2)%
      Arthur J Gallagher                                       (1,800)       (40)
                                                                        --------
   TOTAL INSURANCE BROKERS                                                   (40)
                                                                        --------
   Machinery -- (0.2)%
      ESCO Technologies                                        (1,300)       (42)
                                                                        --------
   TOTAL MACHINERY                                                           (42)
                                                                        --------
   Manufacturing -- (0.5)%
      Hain Celestial Group*                                    (2,100)       (34)
      Ralcorp Holdings*                                          (860)       (53)
                                                                        --------
   TOTAL MANUFACTURING                                                       (87)
                                                                        --------
   Medical Products & Services -- (2.4)%
      Charles River Laboratories International*                (1,300)       (47)
      Covance*                                                   (800)       (47)
      Gen-Probe*                                               (1,500)       (65)
      Genzyme*                                                 (1,000)       (54)
      Haemonetics*                                             (1,100)       (62)
      ICU Medical*                                             (1,500)       (52)
      Landauer                                                 (1,100)       (65)
      St. Jude Medical*                                        (1,400)       (53)
                                                                        --------
   TOTAL MEDICAL PRODUCTS & SERVICES                                        (445)
                                                                        --------
   Petroleum & Fuel Products -- (0.2)%
      Denbury Resources*                                       (2,350)       (32)
                                                                        --------
   TOTAL PETROLEUM & FUEL PRODUCTS                                           (32)
                                                                        --------

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Petroleum Refining -- (0.3)%
      Frontier Oil                                             (4,200)  $    (52)
                                                                        --------
   TOTAL PETROLEUM REFINING                                                  (52)
                                                                        --------
   Retail -- (0.5)%
      Papa John's International*                               (2,200)       (52)
      Spartan Stores                                           (2,820)       (38)
                                                                        --------
   TOTAL RETAIL                                                              (90)
                                                                        --------
   Semi-Conductors & Instruments -- (0.3)%
      MEMC Electronic Materials*                               (3,900)       (49)
                                                                        --------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                       (49)
                                                                        --------
   Transportation Services -- (0.5)%
      Astec industries*                                        (3,600)       (90)
                                                                        --------
   TOTAL TRANSPORTATION SERVICES                                             (90)
                                                                        --------
   TOTAL COMMON STOCK (PROCEEDS $1,817 (000))                             (1,843)
                                                                        --------
   TOTAL SECURITIES SOLD SHORT -- (9.9)%
      (PROCEEDS $1,817 (000))                                           $ (1,843)
                                                                        --------

Percentages are based on net assets $18,692 (000).

*    Non-income producing security.

(1) All or a portion of this security has been held in a segregated account as collateral for securities sold short.

(A)  The rate reported is the 7-day effective yield as of January 31, 2010.

Cl -- Class

The accompanying notes are an integral part of the financial statements.

SCHEDULES OF INVESTMENTS

DIVERSIFIED INTERNATIONAL FUND

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
COMMON STOCK -- 87.8%
   Australia -- 2.6%
      BHP Billiton ADR                                         13,600   $    943
                                                                        --------
   TOTAL AUSTRALIA                                                           943
                                                                        --------
   Austria -- 5.7%
      Conwert Immobilien Invest*                               38,700        448
      Erste Group Bank                                         19,800        759
      Schoeller-Bleckmann Oilfield
      Equipment                                                16,000        843
                                                                        --------
   TOTAL AUSTRIA                                                           2,050
                                                                        --------
   Bermuda -- 2.1%
      Everest Re Group                                          8,700        746
                                                                        --------
   TOTAL BERMUDA                                                             746
                                                                        --------
   Brazil -- 6.7%
      Amil Participacoes                                       96,800        688
      Banco Bradesco ADR                                       34,830        577
      Brasil Telecom*                                           5,918         61
      Brasil Telecom ADR*                                         531         11
      Itau Unibanco Holding                                    31,510        604
      Petroleo Brasileiro ADR                                  11,300        458
                                                                        --------
   TOTAL BRAZIL                                                            2,399
                                                                        --------
   Canada -- 1.1%
      Rogers Communications, Cl B                              12,100        378
                                                                        --------
   TOTAL CANADA                                                              378
                                                                        --------
   China -- 9.0%
      Anhui Conch Cement, Cl H                                 70,000        388
      China Merchants Bank                                    247,000        574
      China Oilfield Services, Cl H                           194,000        232
      China Shipping Container Lines, Cl H                    673,000        256
      Industrial & Commercial Bank
         Bank of China                                        480,000        352
      Mindray Medical International ADR                        21,500        750
      Weichai Power, Cl H                                      92,500        670
                                                                        --------
   TOTAL CHINA                                                             3,222
                                                                        --------
   Colombia -- 1.5%
      BanColombia ADR                                          12,200        526
                                                                        --------
   TOTAL COLOMBIA                                                            526
                                                                        --------

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Czech Republic -- 0.6%
      Komercni Banka                                            1,000   $    203
                                                                        --------
   TOTAL CZECH REPUBLIC                                                      203
                                                                        --------
   France -- 3.7%
      BNP Paribas                                              10,273        744
      Societe Generale                                          9,968        585
                                                                        --------
   TOTAL FRANCE                                                            1,329
                                                                        --------
   Hong Kong -- 2.8%
      Orient Overseas International                           148,200      1,017
                                                                        --------
   TOTAL HONG KONG                                                         1,017
                                                                        --------
   India -- 1.2%
      ICICI Bank ADR                                           12,400        437
                                                                        --------
   TOTAL INDIA                                                               437
                                                                        --------
   Ireland -- 2.2%
      ICON ADR*                                                32,400        805
                                                                        --------
   TOTAL IRELAND                                                             805
                                                                        --------
   Japan -- 8.0%
      Denso                                                    26,900        791
      Hitachi                                                 124,000        425
      Nippon Steel                                            220,000        799
      Secom                                                    19,300        861
                                                                        --------
   TOTAL JAPAN                                                             2,876
                                                                        --------
   Mexico -- 1.0%
      Grupo Elektra                                             7,300        373
                                                                        --------
   TOTAL MEXICO                                                              373
                                                                        --------
   Netherlands -- 5.1%
      Core Laboratories                                         6,600        772
      KONINKLIJKE KPN                                          32,600        543
      Royal Dutch Shell, Cl A                                  18,252        513
                                                                        --------
   TOTAL NETHERLANDS                                                       1,828
                                                                        --------
   Norway -- 5.5%
      DnB*                                                     84,800        973
      Norsk Hydro                                              60,100        444
      StatoilHydro ADR                                         25,500        570
                                                                        --------
   TOTAL NORWAY                                                            1,987
                                                                        --------

SCHEDULES OF INVESTMENTS                                                  (LOGO)
                                                                JANUARY 31, 2010

DIVERSIFIED INTERNATIONAL FUND (CONCLUDED)

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
   Singapore -- 2.2%
      United Industrial                                       570,300   $    792
                                                                        --------
   TOTAL SINGAPORE                                                           792
                                                                        --------
   South Korea -- 2.3%
      Hanjin Shipping*                                         14,837        301
      POSCO ADR                                                 4,600        520
                                                                        --------
   TOTAL SOUTH KOREA                                                         821
                                                                        --------
   Spain -- 2.4%
      Mapfre                                                  216,817        862
                                                                        --------
   TOTAL SPAIN                                                               862
                                                                        --------
   Switzerland -- 7.3%
      Credit Suisse Group                                      14,800        639
      Novartis                                                 10,700        573
      Roche Holding                                             4,400        745
      Transocean*                                               7,600        644
                                                                        --------
   TOTAL SWITZERLAND                                                       2,601
                                                                        --------
   Turkey -- 2.1%
      Akbank                                                   71,600        423
      Turkiye Garanti Bankasi                                  73,000        311
                                                                        --------
   TOTAL TURKEY                                                              734
                                                                        --------
   United Kingdom -- 11.6%
      ARM Holdings ADR                                        110,900      1,006
      Diageo                                                   42,932        726
      HSBC Holdings                                            60,482        656
      Rio Tinto ADR                                             4,900        951
      Shire                                                    42,100        834
                                                                        --------
   TOTAL UNITED KINGDOM                                                    4,173
                                                                        --------
   United States -- 1.1%
      Carnival                                                 11,400        380
                                                                        --------
   TOTAL UNITED STATES                                                       380
                                                                        --------
   TOTAL COMMON STOCK (COST $26,883 (000))                                31,482
                                                                        --------

                                                                          VALUE
DESCRIPTION                                                 SHARES        (000)
-----------                                              ------------   --------
EXCHANGE TRADED FUNDS -- 4.3%
      iShares MSCI EAFE Index Fund                             19,300   $  1,013
      iShares MSCI United Kingdom Index Fund                   34,300        529
                                                                        --------
   TOTAL EXCHANGE TRADED FUNDS (COST $1,631 (000))                         1,542
                                                                        --------
CASH EQUIVALENTS -- 8.9%
      Dreyfus Government Cash
         Management, 0.030% (A)                             2,385,461      2,386
      Hancock Horizon Government Money
         Market Fund, Trust Class Shares,
         0.010% (A)(B)                                        817,228        817
                                                                        --------
   TOTAL CASH EQUIVALENTS (COST $3,203 (000))                              3,203
                                                                        --------
   TOTAL INVESTMENTS -- 101.0% (COST $31,717 (000))                     $ 36,227
                                                                        --------

Percentages are based on net assets $35,871 (000).

*    Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of January 31, 2010.

(B)  Investment in Affiliated Company.

ADR - American Depositary Receipt

Cl - Class

EAFE - Europe, Australasia and the Far East

MSCI - Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

                      This page intentionally left blank.

STATEMENTS OF ASSETS AND LIABILITIES (000)                                (LOGO)
                                                          AS OF JANUARY 31, 2010

                                                                       GOVERNMENT    STRATEGIC
                                                                      MONEY MARKET    INCOME
                                                                          FUND       BOND FUND
                                                                      ------------   ---------
ASSETS:
   Investments in securities at value
      (Cost $299,989 and $108,901, respectively)                        $299,989     $113,171
   Repurchase agreements at value
      (Cost $136,235 and $0, respectively)                               136,235           --
   Affiliated investments at value
      (Cost $0 and $5,318, respectively)                                      --        5,318
   Receivable for dividends and interest                                     192          953
   Receivable for capital shares sold                                         --           36
   Prepaid Expenses                                                           21            5
                                                                        --------     --------
      Total Assets                                                       436,437      119,483
                                                                        --------     --------
LIABILITIES:
   Payable for investment securities purchased                                --        1,500
   Payable for capital shares redeemed                                        --           71
   Payable due to Investment Advisor                                          37           43
   Shareholder servicing fees payable                                         --            6
   Payable due to Administrator                                               38           11
   Payable due to Custodian                                                   20            6
   Payable due to Transfer Agent                                               5            5
   Chief Compliance Officer fees payable                                       5            1
   Income distribution payable                                                 3           --
   Other accrued expenses                                                     93           31
                                                                        --------     --------
      Total Liabilities                                                      201        1,674
                                                                        --------     --------
   NET ASSETS                                                           $436,236     $117,809
                                                                        ========     ========
NET ASSETS:
   Paid-in-Capital                                                      $436,231     $113,510
   Undistributed (distributions in excess of) net investment income           (3)          38
   Accumulated net realized gain (loss) on investments                         8           (9)
   Net unrealized appreciation on investments                                 --        4,270
                                                                        --------     --------
   NET ASSETS                                                           $436,236     $117,809
                                                                        ========     ========
Trust Class Shares:
   Net Assets                                                           $104,366     $ 84,953
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                          104,361        5,317
   Net Asset Value Per Share                                            $   1.00     $  15.98
                                                                        ========     ========
Institutional Sweep Class Shares:
   Net Assets                                                           $ 60,131          n/a
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                           60,129          n/a
   Net Asset Value Per Share                                            $   1.00          n/a
                                                                        ========     ========
Class A Shares:
   Net Assets                                                           $271,739     $ 32,485
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                          271,739        2,037
   Net Asset Value Per Share                                            $   1.00     $  15.95
                                                                        ========     ========
   Maximum Offering Price Per Share ($15.95 / 96.00%)                        n/a     $  16.61
                                                                        ========     ========
Class C Shares:
   Net Assets                                                                n/a     $    371
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                              n/a           23
   Net Asset Value Per Share                                                 n/a     $  16.03*
                                                                        ========     ========

     "n/a" designates that the Fund does not offer this class.

     Amounts designated as "--" are $0 or have been rounded to $0.

* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (000) (CONCLUDED)

                                                                        VALUE     GROWTH    BURKENROAD
                                                                        FUND       FUND        FUND
                                                                      --------   --------   ----------
ASSETS:
   Investments in securities at value
      (Cost $117,360, $59,130, $38,644, respectively)                 $126,498   $ 66,100    $44,779
   Affiliated investments at value
      (Cost $1,731, $894, $1,566, respectively)                          1,731        894      1,566
   Cash                                                                      2         --         --
   Receivable for dividends and interest                                   189         20         25
   Receivable for capital shares sold                                       33          9         47
   Prepaid Expenses                                                         11          9         15
                                                                      --------   --------    -------
      Total Assets                                                     128,464     67,032     46,432
                                                                      --------   --------    -------
LIABILITIES:
   Payable for capital shares redeemed                                     638        125         64
   Payable due to Investment Advisor                                        90         36         28
   Shareholder servicing fees payable                                       13         --         14
   Payable due to Administrator                                             12          6          4
   Payable due to Custodian                                                  8          3          2
   Payable due to Transfer Agent                                             5          5          3
   Payable for distribution fees                                             3         --          2
   Chief Compliance Officer fees payable                                     1          1          1
   Other accrued expenses                                                   31         16         11
                                                                      --------   --------    -------
      Total Liabilities                                                    801        192        129
                                                                      --------   --------    -------
   NET ASSETS                                                         $127,663   $ 66,840    $46,303
                                                                      ========   ========    =======
NET ASSETS:
   Paid-in-Capital                                                    $148,220   $ 77,095    $41,420
   Undistributed (distributions in excess of) net investment
      income/(Accumulated net investment loss)                              41        (34)       (48)
   Accumulated net realized loss on investments                        (29,736)   (17,191)    (1,204)
   Net unrealized appreciation on investments                            9,138      6,970      6,135
                                                                      --------   --------    -------
   NET ASSETS                                                         $127,663   $ 66,840    $46,303
                                                                      ========   ========    =======
Trust Class Shares:
   Net Assets                                                         $ 65,625   $ 43,499        n/a
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                          3,754      3,381        n/a
   Net Asset Value Per Share                                          $  17.48   $  12.86*       n/a
                                                                      ========   ========    =======
Class A Shares:
   Net Assets                                                         $ 57,599   $ 22,987    $39,901
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                          3,307      1,828      1,380
   Net Asset Value Per Share                                          $  17.42   $  12.57    $ 28.92*
                                                                      ========   ========    =======
   Maximum Offering Price Per Share
      ($17.42, $12.57, $28.92 / 94.75%, respectively)                 $  18.39   $  13.27    $ 30.52
                                                                      ========   ========    =======
Class C Shares:
   Net Assets                                                         $  4,439   $    354        n/a
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                            260         30        n/a
   Net Asset Value Per Share                                          $  17.07   $  11.68*       n/a
                                                                      ========   ========    =======
Class D Shares:
   Net Assets                                                              n/a        n/a    $ 6,402
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                            n/a        n/a        225
   Net Asset Value Per Share                                               n/a        n/a    $ 28.44*
                                                                      ========   ========    =======

     "n/a" designates that the Fund does not offer this class.

     Amounts designated as "--" are $0 or have been rounded to $0.

* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                          AS OF JANUARY 31, 2010

                                                                      QUANTITATIVE    DIVERSIFIED
                                                                       LONG/SHORT    INTERNATIONAL
                                                                          FUND            FUND
                                                                      ------------   -------------
ASSETS:
   Investments in securities at value
      (Cost $18,864 and $30,900, respectively)                          $20,887         $35,410
   Affiliated investments at value
      (Cost $0 and $817, respectively)                                       --             817
   Receivable for investment securities sold                                 --              89
   Receivable for dividends and interest                                      9              20
   Receivable for capital shares sold                                         3              19
   Reclaim receivable                                                        --               9
   Prepaid expenses and other assets                                          8               9
                                                                        -------         -------
      Total Assets                                                       20,907          36,373
                                                                        -------         -------
LIABILITIES:
   Payable for Securities sold short
      (Proceeds $1,817 and $0, respectively)                              1,843              --
   Payable due to Custodian                                                 291              --
   Payable for investment securities purchased                               43             440
   Payable due to Advisor                                                    18              28
   Payable for capital shares redeemed                                        6               4
   Payable due to Transfer Agent                                              5               5
   Payable due to Custodian                                                   2               8
   Payable due to Administrator                                               2               3
   Payable for distribution fees                                             --              --
   Chief Compliance Officer fees payable                                     --              --
   Other accrued expenses                                                     5              14
                                                                        -------         -------
      Total Liabilities                                                   2,215             502
                                                                        -------         -------
   NET ASSETS                                                           $18,692         $35,871
                                                                        =======         =======
NET ASSETS:
   Paid-in-Capital                                                      $21,115         $31,460
   Distributions in excess of investment income/Accumulated net
      investment loss                                                      (137)            (98)
   Accumulated net realized loss on investments                          (4,283)             (2)
   Net unrealized appreciation on investments
      (including securities sold short)                                   1,997           4,510
   Net unrealized appreciation on foreign currency                           --               1
                                                                        -------         -------
   NET ASSETS                                                           $18,692         $35,871
                                                                        =======         =======
Trust Class Shares:
   Net Assets                                                           $15,922         $29,506
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                           1,309           1,725
   Net Asset Value Per Share                                            $ 12.17*        $ 17.11*
                                                                        =======         =======
Class A Shares:
   Net Assets                                                           $ 2,759         $ 6,354
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                             227             372
   Net Asset Value Per Share                                            $ 12.13*        $ 17.09*
                                                                        =======         =======
   Maximum Offering Price Per Share
      ($12.13 and $17.09 / 94.75%, respectively)                        $ 12.80         $ 18.04
                                                                        =======         =======
Class C Shares:
   Net Assets                                                           $    11         $    11
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                               1               1
   Net Asset Value Per Share                                            $ 12.01*        $ 17.00*
                                                                        =======         =======

     Amounts designated as "--" are $0 or have been rounded to $0.

* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)

                                                  GOVERNMENT    STRATEGIC
                                                 MONEY MARKET     INCOME      VALUE     GROWTH
                                                     FUND       BOND FUND     FUND       FUND
                                                 ------------   ---------   --------   -------
INVESTMENT INCOME:
   Interest income                                  $1,993       $4,413     $     --   $    --
   Dividend income                                      --          803        3,300       788
                                                    ------       ------     --------   -------
   TOTAL INVESTMENT INCOME                           1,993        5,216        3,300       788
                                                    ------       ------     --------   -------
EXPENSES:
   Investment advisory fees                          1,889          644        1,023       505
   Administration fees                                 509          116          138        68
   Shareholder servicing fees - Institutional
      Sweep Class                                      139          n/a          n/a       n/a
   Shareholder servicing fees - Class A                755           68          134        55
   Shareholder servicing fees - Class C                n/a            1           11         1
   Distribution fees - Class A                         755           --           --        --
   Distribution fees - Class C                         n/a            2           32         3
   Custodian fees                                      142           32           38        19
   Transfer agent fees                                  55           56           56        56
   Trustees' fees                                       31            7            8         4
   Chief Compliance Officer fees                        16            3            4         2
   Professional fees                                   125           29           34        18
   Printing fees                                        75           14           17         9
   Registration fees                                    15            4           25        18
   Insurance and other expenses                         33           25            9         6
                                                    ------       ------     --------   -------
   Total Expenses                                    4,539        1,001        1,529       764
   Less: Investment advisory fees waived              (945)        (125)          --       (12)
   Less: Administration fees waived                     (1)          --           --        --
   Less: Shareholder servicing fees reimbursed
      by Advisor - Institutional Sweep Class          (138)          --           --        --
   Less: Shareholder servicing fees reimbursed
      by Advisor - Class A                            (757)          --           --        --
   Less: Distribution fees waived - Class A           (755)          --           --        --
                                                    ------       ------     --------   -------
   TOTAL NET EXPENSES                                1,943          876        1,529       752
                                                    ------       ------     --------   -------
   NET INVESTMENT INCOME                                50        4,340        1,771        36
                                                    ------       ------     --------   -------
   Net realized gain (loss) from security
      transactions                                      16           44      (13,124)   (2,882)
   Net change in unrealized appreciation
      (depreciation) on investments                     --        4,740       30,475    16,093
                                                    ------       ------     --------   -------
   NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS                                    16        4,784       17,351    13,211
                                                    ------       ------     --------   -------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                     $   66       $9,124     $ 19,122   $13,247
                                                    ======       ======     ========   =======

"n/a" designates that the fund does not offer this class.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                             FOR THE YEAR ENDED JANUARY 31, 2010

                                                             QUANTITATIVE    DIVERSIFIED
                                                BURKENROAD    LONG/SHORT    INTERNATIONAL
                                                   FUND          FUND            FUND
                                                ----------   ------------   -------------
INVESTMENT INCOME:
   Interest income                               $    --        $   --         $   --
   Dividend income                                   526           180            507
   Less: Foreign Taxes Withheld                       --            --            (47)
                                                 -------        ------         ------
   TOTAL INVESTMENT INCOME                           526           180            460
                                                 -------        ------         ------
EXPENSES:
   Investment advisory fees                          370           184            234
   Administration fees                                42            18             25
   Shareholder servicing fees - Class A               82             6              9
   Shareholder servicing fees - Class C              n/a            --             --
   Shareholder servicing fees - Class D               15           n/a            n/a
   Distribution fees - Class A                        --            --             --
   Distribution fees - Class C                       n/a            --             --
   Distribution fees - Class D                        15           n/a            n/a
   Transfer agent fees                                38            56             56
   Custodian fees                                     12             1             32
   Trustees' fees                                      2             1              1
   Chief Compliance Officer fees                       1             1              1
   Offering Costs                                     --            66             25
   Dividend expense on securities sold short          --            35             --
   Interest expense on securities sold short          --            24             --
   Registration fees                                  25             6             12
   Professional fees                                  12             5              8
   Printing fees                                      10             3              4
   Insurance and other expenses                        5             5              6
                                                 -------        ------         ------
   Total Expenses                                    629           411            413
                                                 -------        ------         ------
   Less: Investment advisory fees waived             (68)          (76)           (53)
                                                 -------        ------         ------
   TOTAL NET EXPENSES                                561           335            360
                                                 -------        ------         ------
   NET INVESTMENT INCOME (LOSS)                      (35)         (155)           100
                                                 -------        ------         ------
   Net realized gain (loss) from security
      transactions                                   573          (975)           100
   Net realized loss on securities sold short         --          (627)            --
   Net realized loss from foreign
      currency transactions                           --            --            (36)
   Net change in unrealized appreciation
      (depreciation) on investments               10,432         3,054          9,448
   Net change in unrealized appreciation
      (depreciation) on securities sold short         --           (46)            --
   Net change in unrealized appreciation
      (depreciation) on foreign currency              --            --              7
                                                 -------        ------         ------
   NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS                              11,005         1,406          9,519
                                                 -------        ------         ------
   INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                  $10,970        $1,251         $9,619
                                                 =======        ======         ======

"n/a" designates that the fund does not offer this class.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                               GOVERNMENT          STRATEGIC INCOME
                                                                           MONEY MARKET FUND          BOND FUND
                                                                         ---------------------   -------------------
                                                                            2010        2009       2010       2009
                                                                         ---------   ---------   --------   --------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                                          $      50   $   4,116   $  4,340   $  4,662
   Net realized gain (loss) from investment transactions                        16          (8)        44        723
   Net change in unrealized appreciation (depreciation) on investments          --          --      4,740     (3,766)
                                                                         ---------   ---------   --------   --------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              66       4,108      9,124      1,619
                                                                         ---------   ---------   --------   --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Trust Class Shares                                                       (13)     (1,606)    (3,266)    (3,644)
      Institutional Sweep Class Shares                                          (6)       (727)       n/a        n/a
      Class A Shares                                                           (33)     (1,784)    (1,055)      (994)
      Class C Shares                                                           n/a         n/a        (10)        (7)
   Net Realized Gains:
      Trust Class Shares                                                        --          --       (241)      (367)
      Class A Shares                                                            --          --        (91)      (113)
      Class C Shares                                                           n/a         n/a         (1)        (1)
                                                                         ---------   ---------   --------   --------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                                           (52)     (4,117)    (4,664)    (5,126)
                                                                         ---------   ---------   --------   --------
CAPITAL SHARE TRANSACTIONS(1):
      Trust Class Shares:
         Shares issued                                                     313,847     461,955     34,098     11,934
         Dividends and distributions reinvested                                  1          75        758        773
         Shares redeemed                                                  (319,806)   (507,765)   (30,154)   (27,151)
                                                                         ---------   ---------   --------   --------
      TOTAL TRUST CLASS SHARES TRANSACTIONS                                 (5,958)    (45,735)     4,702    (14,444)
                                                                         ---------   ---------   --------   --------
      Institutional Sweep Class Shares:
         Shares issued                                                     593,385     587,273        n/a        n/a
         Dividends and distributions reinvested                                  1          41        n/a        n/a
         Shares redeemed                                                  (597,968)   (618,302)       n/a        n/a
                                                                         ---------   ---------   --------   --------
      TOTAL INSTITUTIONAL SWEEP CLASS SHARES TRANSACTIONS                   (4,582)    (30,988)       n/a        n/a
                                                                         ---------   ---------   --------   --------
      Class A Shares:
         Shares issued                                                     681,741     801,093     24,093     11,188
         Dividends and distributions reinvested                                  6         335      1,096      1,075
         Shares redeemed                                                  (653,969)   (893,553)   (17,425)   (12,361)
                                                                         ---------   ---------   --------   --------
      TOTAL CLASS A SHARES TRANSACTIONS                                     27,778     (92,125)     7,764        (98)
                                                                         ---------   ---------   --------   --------
      Class C Shares:
         Shares issued                                                         n/a         n/a         63        190
         Dividends and distributions reinvested                                n/a         n/a         10          8
         Shares redeemed                                                       n/a         n/a         (7)       (22)
                                                                         ---------   ---------   --------   --------
      TOTAL CLASS C SHARES TRANSACTIONS                                        n/a         n/a         66        176
                                                                         ---------   ---------   --------   --------
      Redemption Fees                                                           --          --         --         --
                                                                         ---------   ---------   --------   --------
      TOTAL INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
         SHARE TRANSACTIONS                                                 17,238    (168,848)    12,532    (14,366)
                                                                         ---------   ---------   --------   --------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                            17,252    (168,857)    16,992    (17,873)
                                                                         ---------   ---------   --------   --------
NET ASSETS:
   Beginning of year                                                       418,984     587,841    100,817    118,690
                                                                         ---------   ---------   --------   --------
   End of year                                                           $ 436,236   $ 418,984   $117,809   $100,817
                                                                         =========   =========   ========   ========
   Undistributed (Distributions in excess of) net
      investment income (Accumulated net investment loss)                $      (3)  $      (1)  $     38   $     29
                                                                         =========   =========   ========   ========

(1) For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

"n/a" designates that the Fund does not offer this class.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                        FOR THE YEARS OR PERIOD ENDED JANUARY 31

     VALUE FUND           GROWTH FUND
-------------------   --------------------
  2010       2009       2010       2009
--------   --------   --------   --------

$  1,771   $  1,696   $     36   $   (186)
 (13,124)   (16,116)    (2,882)   (15,204)
  30,475    (41,153)    16,093    (19,646)
--------   --------   --------   --------
  19,122    (55,573)    13,247    (35,036)
--------   --------   --------   --------


  (1,065)    (1,038)       (15)        --
     n/a        n/a        n/a        n/a
    (694)      (645)        --         --
     (25)       (22)        --         --
      --       (306)        --         --
      --       (218)        --         --
      --        (20)        --         --
--------   --------   --------   --------
  (1,784)    (2,249)       (15)        --
--------   --------   --------   --------


  25,457     27,251     15,564     12,940
     326        602          4         --
 (35,123)   (16,274)   (16,452)    (8,911)
--------   --------   --------   --------
  (9,340)    11,579       (884)     4,029
--------   --------   --------   --------

     n/a        n/a        n/a        n/a
     n/a        n/a        n/a        n/a
     n/a        n/a        n/a        n/a
--------   --------   --------   --------
     n/a        n/a        n/a        n/a
--------   --------   --------   --------

  16,914     26,716     14,443      7,613
     663        820         --         --
 (13,465)   (19,465)   (14,879)   (13,068)
--------   --------   --------   --------
   4,112      8,071       (436)    (5,455)
--------   --------   --------   --------

     905      2,008         12        284
      25         42         --         --
    (934)    (1,183)       (65)       (84)
--------   --------   --------   --------
      (4)       867        (53)       200
--------   --------   --------   --------
      --         --         --         --
--------   --------   --------   --------

  (5,232)    20,517     (1,373)    (1,226)
--------   --------   --------   --------
  12,106    (37,305)    11,859    (36,262)
--------   --------   --------   --------

 115,557    152,862     54,981     91,243
--------   --------   --------   --------
$127,663   $115,557   $ 66,840   $ 54,981
========   ========   ========   ========




$     41   $     54   $    (34)  $    (97)
========   ========   ========   ========

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000) (CONCLUDED)

                                                                                BURKENROAD           QUANTITATIVE
                                                                                   FUND            LONG/SHORT FUND
                                                                            -------------------   -----------------
                                                                               2010      2009       2010     2009*
                                                                            --------   --------   -------   -------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                                             $    (35)  $   (137)  $  (155)  $    (2)
   Net realized gain (loss) from investments
      (including securities sold short and foreign currency transactions)        573     (1,667)   (1,602)   (2,680)
   Net change in unrealized appreciation (depreciation) on investments
      (including securities sold short and foreign currency)                  10,432     (8,444)    3,008    (1,011)
                                                                            --------   --------   -------   -------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            10,970    (10,248)    1,251    (3,693)
                                                                            --------   --------   -------   -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Trust Class Shares                                                         n/a         --        --        (6)
      Class A Shares                                                              --         --        --        --
      Class C Shares                                                             n/a        n/a        --        --
   Net Realized Gains:
      Class A Shares                                                              --       (404)       --        --
      Class D Shares                                                              --        (91)      n/a       n/a
                                                                            --------   --------   -------   -------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                                              --       (495)       --        (6)
                                                                            --------   --------   -------   -------
CAPITAL SHARE TRANSACTIONS(1):
      Trust Class Shares:
         Shares issued                                                           n/a        n/a     7,151    25,058
         Dividends and distributions reinvested                                  n/a        n/a        --         3
         Shares redeemed                                                         n/a        n/a    (5,177)   (8,805)
                                                                            --------   --------   -------   -------
      TOTAL TRUST CLASS SHARES TRANSACTIONS                                      n/a        n/a     1,974    16,256
                                                                            --------   --------   -------   -------
      Class A Shares:
         Shares issued                                                        20,364     19,745     2,695     2,431
         Dividends and distributions reinvested                                   --        383        --        --
         Shares redeemed                                                     (12,735)    (7,960)   (2,062)     (165)
                                                                            --------   --------   -------   -------
      TOTAL CLASS A SHARES TRANSACTIONS                                        7,629     12,168       633     2,266
                                                                            --------   --------   -------   -------
      Class C Shares:
         Shares issued                                                           n/a        n/a        10         1
         Dividends and distributions reinvested                                  n/a        n/a        --        --
         Shares redeemed                                                         n/a        n/a        --        --
                                                                            --------   --------   -------   -------
      TOTAL CLASS C SHARES TRANSACTIONS                                          n/a        n/a        10         1
                                                                            --------   --------   -------   -------
      Class D Shares:
         Shares issued                                                         1,021      2,113       n/a       n/a
         Dividends and distributions reinvested                                   --         88       n/a       n/a
         Shares redeemed                                                      (1,372)    (1,406)      n/a       n/a
                                                                            --------   --------   -------   -------
      TOTAL CLASS D SHARES TRANSACTIONS                                         (351)       795       n/a       n/a
                                                                            --------   --------   -------   -------
      Redemption Fees                                                              6         14        --        --
                                                                            --------   --------   -------   -------
      TOTAL INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS             7,284     12,977     2,617    18,523
                                                                            --------   --------   -------   -------
      TOTAL INCREASE IN NET ASSETS                                            18,254      2,234     3,868    14,824
                                                                            --------   --------   -------   -------
NET ASSETS:
   Beginning of year                                                          28,049     25,815    14,824        --
                                                                            --------   --------   -------   -------
   End of year                                                              $ 46,303   $ 28,049   $18,692   $14,824
                                                                            ========   ========   =======   =======
   Distributions in excess of net investment income/
      Accumulated net investment loss                                       $    (48)  $    (87)  $  (137)  $    (8)
                                                                            ========   ========   =======   =======

*    Commenced operations on September 30, 2008.

(1) For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

"n/a" designates that the Fund does not offer this class.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                        FOR THE YEARS OR PERIOD ENDED JANUARY 31

    DIVERSIFIED
INTERNATIONAL FUND
------------------
   2010     2009*
 -------   -------

 $   100   $    20

      64       (63)

   9,455    (4,944)
 -------   -------
   9,619    (4,987)
 -------   -------


    (142)      (51)
     (22)       (6)
      --        --

      --        --
     n/a       n/a
 -------   -------
    (164)      (57)
 -------   -------


  16,163    26,602
      28        20
  (7,779)   (9,132)
 -------   -------
   8,412    17,490
 -------   -------

   6,093     2,406
      21         5
  (2,798)     (179)
 -------   -------
   3,316     2,232
 -------   -------

      32         1
      --        --
     (23)       --
 -------   -------
       9         1
 -------   -------

     n/a       n/a
     n/a       n/a
     n/a       n/a
 -------   -------
     n/a       n/a
 -------   -------
      --        --
 -------   -------
  11,737    19,723
 -------   -------
  21,192    14,679
 -------   -------

  14,679        --
 -------   -------
 $35,871   $14,679
 =======   =======

 $   (98)  $   (37)
 =======   =======

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                 NET ASSET                 NET REALIZED       TOTAL      DIVIDENDS               NET ASSET
                   VALUE,        NET      AND UNREALIZED      FROM       FROM NET                  VALUE,
                 BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   INVESTMENT     TOTAL       END OF     TOTAL
                  OF YEAR      INCOME     ON INVESTMENTS   OPERATIONS     INCOME     DIVIDENDS      YEAR     RETURN+
                 ---------   ----------   --------------   ----------   ----------   ---------   ---------   -------
GOVERNMENT MONEY MARKET FUND
TRUST CLASS SHARES
2010               $1.00       $   --           $--          $   --      $    --      $   --       $1.00      0.01%
2009                1.00         0.01            --            0.01        (0.01)      (0.01)       1.00      1.04
2008                1.00         0.04            --            0.04        (0.04)      (0.04)       1.00      4.10
2007                1.00         0.04            --            0.04        (0.04)      (0.04)       1.00      4.44
2006                1.00         0.03            --            0.03        (0.03)      (0.03)       1.00      2.68
INSTITUTIONAL SWEEP CLASS SHARES
2010               $1.00       $  --            $--          $  --       $   --       $   --       $1.00      0.01%
2009                1.00        0.01             --           0.01        (0.01)       (0.01)       1.00      0.83
2008                1.00        0.04             --           0.04        (0.04)       (0.04)       1.00      3.84
2007                1.00        0.04             --           0.04        (0.04)       (0.04)       1.00      4.18
2006                1.00        0.02             --           0.02        (0.02)       (0.02)       1.00      2.42
CLASS A SHARES
2010               $1.00       $  --            $--          $  --       $   --       $   --       $1.00      0.01%
2009                1.00        0.01             --           0.01        (0.01)       (0.01)       1.00      0.65
2008                1.00        0.04             --           0.04        (0.04)       (0.04)       1.00      3.58
2007                1.00        0.04             --           0.04        (0.04)       (0.04)       1.00      3.92
2006                1.00        0.02             --           0.02        (0.02)       (0.02)       1.00      2.17

+    Total return is for the period indicated and has not been annualized.

Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

                               RATIO OF
                              EXPENSES TO
                                AVERAGE          RATIO OF
                RATIO OF       NET ASSETS     NET INVESTMENT
NET ASSETS,   EXPENSES TO     (EXCLUDING          INCOME       PORTFOLIO
   END OF       AVERAGE      WAIVERS AND/OR     TO AVERAGE      TURNOVER
 YEAR (000)    NET ASSETS   REIMBURSEMENTS)     NET ASSETS        RATE
-----------   -----------   ---------------   --------------   ---------


  $104,366        0.42%           0.61%           0.01%           n/a
   110,321        0.57            0.60            1.12            n/a
   156,059        0.58            0.59            4.07            n/a
   171,440        0.58            0.64            4.37            n/a
   138,982        0.58            0.65            2.68            n/a

  $ 60,131        0.41%           0.86%           0.01%           n/a
    64,711        0.79            0.85            0.87            n/a
    95,701        0.83            0.85            3.81            n/a
   142,981        0.83            0.89            4.08            n/a
   142,571        0.83            0.90            2.42            n/a

  $271,739        0.41%           1.11%           0.01%           n/a
   243,952        0.96            1.10            0.68            n/a
   336,081        1.08            1.09            3.48            n/a
   280,371        1.08            1.14            3.90            n/a
   143,990        1.08            1.15            2.15            n/a

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

FOR THE YEARS ENDED JANUARY 31,

       NET ASSET                 NET REALIZED       TOTAL      DIVIDENDS   DISTRIBUTIONS       TOTAL
         VALUE,        NET      AND UNREALIZED      FROM       FROM NET         FROM         DIVIDENDS
       BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   INVESTMENT    NET REALIZED        AND        REDEMPTION
        OF YEAR      INCOME+    ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS      FEES
       ---------   ----------   --------------   ----------   ----------   -------------   -------------   ----------
STRATEGIC INCOME BOND FUND
TRUST CLASS SHARES
2010     $15.32       $0.65         $ 0.70          $1.35       $(0.64)       $(0.05)         $(0.69)          $--
2009      15.74        0.64          (0.35)          0.29        (0.64)        (0.07)          (0.71)           --
2008      15.09        0.64           0.65           1.29        (0.64)           --           (0.64)           --
2007      15.12        0.62          (0.03)          0.59        (0.62)           --           (0.62)           --
2006      15.52        0.55          (0.40)          0.15        (0.55)           --           (0.55)           --
CLASS A SHARES
2010     $15.30       $0.60         $ 0.70          $1.30       $(0.60)       $(0.05)         $(0.65)          $--
2009      15.71        0.60          (0.34)          0.26        (0.60)        (0.07)          (0.67)           --
2008      15.07        0.60           0.64           1.24        (0.60)           --           (0.60)           --
2007      15.10        0.58          (0.03)          0.55        (0.58)           --           (0.58)           --
2006      15.50        0.52          (0.40)          0.12        (0.52)           --           (0.52)           --
CLASS C SHARES
2010     $15.37       $0.49         $ 0.71          $1.20       $(0.49)       $(0.05)         $(0.54)          $--
2009      15.80        0.49          (0.36)          0.13        (0.49)        (0.07)          (0.56)           --
2008      15.15        0.49           0.65           1.14        (0.49)           --           (0.49)           --
2007      15.14        0.47           0.01           0.48        (0.47)           --           (0.47)           --
2006      15.54        0.40          (0.40)            --        (0.40)           --           (0.40)           --

+    Per share data calculated using average shares method.

++   Total return excludes applicable sales charges.

Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

                                                     RATIO OF
                                                   EXPENSES TO      RATIO OF
NET ASSET                              RATIO OF      AVERAGE     NET INVESTMENT
  VALUE,               NET ASSETS,   EXPENSES TO    NET ASSETS       INCOME       PORTFOLIO
  END OF      TOTAL       END OF       AVERAGE      (EXCLUDING     TO AVERAGE      TURNOVER
   YEAR     RETURN++    YEAR (000)    NET ASSETS     WAIVERS)      NET ASSETS        RATE
---------   --------   -----------   -----------   -----------   --------------   ---------


  $15.98      8.99%      $84,953        0.75%         0.87%           4.12%          14%
   15.32      1.94        76,917        0.75          0.85            4.15           32
   15.74      8.76        94,135        0.75          0.84            4.19           14
   15.09      4.00        87,835        0.75          0.89            4.12           19
   15.12      1.02        77,340        0.75          0.91            3.60           18

  $15.95      8.67%      $32,485        1.00%         1.12%           3.85%          14%
   15.30      1.76        23,610        1.00          1.11            3.91           32
   15.71      8.43        24,436        1.00          1.09            3.94           14
   15.07      3.75        16,977        1.00          1.14            3.88           19
   15.10      0.77        12,656        1.00          1.16            3.37           18

  $16.03      7.89%      $   371        1.75%         1.87%           3.10%          14%
   15.37      0.89           290        1.75          1.86            3.20           32
   15.80      7.65           119        1.75          1.84            3.19           14
   15.15      3.23           112        1.75          1.89            3.12           19
   15.14      0.01           129        1.75          1.91            2.61           18

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

FOR THE YEARS ENDED JANUARY 31,

       NET ASSET                     NET REALIZED       TOTAL      DIVIDENDS   DISTRIBUTIONS       TOTAL
         VALUE,        NET          AND UNREALIZED      FROM       FROM NET         FROM         DIVIDENDS
       BEGINNING     INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT    NET REALIZED        AND        REDEMPTION
        OF YEAR    INCOME (LOSS)+   ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS      FEES
       ---------   --------------   --------------   ----------   ----------   -------------   -------------   ----------
VALUE FUND
TRUST CLASS SHARES
2010     $15.37        $ 0.25           $ 2.11         $ 2.36       $(0.25)       $   --          $(0.25)          $--
2009      23.44          0.27            (7.99)         (7.72)       (0.27)        (0.08)          (0.35)           --
2008      26.12          0.25            (0.38)         (0.13)       (0.24)        (2.31)          (2.55)           --
2007      24.37          0.26             3.32           3.58        (0.24)        (1.59)          (1.83)           --
2006      22.51          0.28             3.58           3.86        (0.28)        (1.72)          (2.00)           --
CLASS A SHARES
2010     $15.31        $ 0.21           $ 2.11         $ 2.32       $(0.21)       $   --          $(0.21)          $--
2009      23.36          0.22            (7.97)         (7.75)       (0.22)        (0.08)          (0.30)           --
2008      26.04          0.18            (0.37)         (0.19)       (0.18)        (2.31)          (2.49)           --
2007      24.31          0.20             3.30           3.50        (0.18)        (1.59)          (1.77)           --
2006      22.46          0.21             3.58           3.79        (0.22)        (1.72)          (1.94)           --
CLASS C SHARES
2010     $15.02        $ 0.08           $ 2.06         $ 2.14       $(0.09)       $   --          $(0.09)          $--
2009      22.92          0.06            (7.80)         (7.74)       (0.08)        (0.08)          (0.16)           --
2008      25.60         (0.03)           (0.33)         (0.36)       (0.01)        (2.31)          (2.32)           --
2007      23.95          0.01             3.26           3.27        (0.03)        (1.59)          (1.62)           --
2006      22.18          0.04             3.53           3.57        (0.08)        (1.72)          (1.80)           --

+    Per share data calculated using average shares method.

++   Total return excludes applicable sales charges.

Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

                                                     RATIO OF
                                                   EXPENSES TO      RATIO OF
NET ASSET                              RATIO OF      AVERAGE     NET INVESTMENT
  VALUE,               NET ASSETS,   EXPENSES TO    NET ASSETS    INCOME (LOSS)   PORTFOLIO
  END OF      TOTAL       END OF       AVERAGE      (EXCLUDING      TO AVERAGE     TURNOVER
  YEAR      RETURN++    YEAR (000)    NET ASSETS     WAIVERS)      NET ASSETS        RATE
---------   --------   -----------   -----------   -----------   --------------   ---------


  $17.48      15.51%     $65,625        1.06%         1.06%           1.53%          85%
   15.37     (33.21)      65,358        1.04          1.04            1.31           65
   23.44      (1.31)      84,322        1.03          1.03            0.91           60
   26.12      14.83       80,965        1.08          1.08            1.02           64
   24.37      17.52       68,633        1.09          1.09            1.18           77

  $17.42      15.29%     $57,599        1.31%         1.31%           1.26%          85%
   15.31     (33.41)      46,305        1.29          1.29            1.06           65
   23.36      (1.54)      63,371        1.28          1.28            0.66           60
   26.04      14.52       55,007        1.33          1.33            0.77           64
   24.31      17.24       34,985        1.34          1.34            0.88           77

  $17.07      14.34%     $ 4,439        2.06%         2.06%           0.52%          85%
   15.02     (33.85)       3,894        2.04          2.04            0.31           65
   22.92      (2.19)       5,169        2.03          2.03           (0.11)          60
   25.60      13.72        1,163        2.08          2.08            0.03           64
   23.95      16.37          754        2.09          2.09            0.17           77

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,



                    NET ASSET                   NET REALIZED      TOTAL     DIVIDENDS  DISTRIBUTIONS      TOTAL
                      VALUE,         NET       AND UNREALIZED     FROM      FROM NET        FROM        DIVIDENDS
                    BEGINNING    INVESTMENT    GAINS (LOSSES)  INVESTMENT  INVESTMENT   NET REALIZED       AND       REDEMPTION
                     OF YEAR   INCOME (LOSS)+  ON INVESTMENTS  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS     FEES
                    ---------  --------------  --------------  ----------  ----------  -------------  -------------  ----------
GROWTH FUND
TRUST CLASS SHARES
2010                  $10.39       $ 0.02          $ 2.45        $ 2.47        $--        $   --         $   --          $--
2009                   17.31        (0.02)          (6.90)        (6.92)        --            --             --           --
2008                   18.11        (0.05)          (0.36)        (0.41)        --         (0.39)         (0.39)          --
2007                   20.13        (0.05)           0.44          0.39         --         (2.41)         (2.41)          --
2006                   16.52        (0.08)           3.86          3.78         --         (0.17)         (0.17)          --
CLASS A SHARES
2010                  $10.18       $(0.01)         $ 2.40        $ 2.39        $--        $   --         $   --          $--
2009                   17.00        (0.06)          (6.76)        (6.82)        --            --             --           --
2008                   17.83        (0.10)          (0.34)        (0.44)        --         (0.39)         (0.39)          --
2007                   19.91        (0.10)           0.43          0.33         --         (2.41)         (2.41)          --
2006                   16.38        (0.12)           3.82          3.70         --         (0.17)         (0.17)          --
CLASS C SHARES
2010                  $ 9.52       $(0.09)         $ 2.25        $ 2.16        $--        $   --         $   --          $--
2009                   16.02        (0.15)          (6.35)        (6.50)        --            --             --           --
2008                   16.95        (0.23)          (0.31)        (0.54)        --         (0.39)         (0.39)          --
2007                   19.18        (0.23)           0.41          0.18         --         (2.41)         (2.41)          --
2006                   15.91        (0.25)           3.69          3.44         --         (0.17)         (0.17)          --

+    Per share data calculated using average shares method.

++   Total return excludes applicable sales charges.

Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

                                                  RATIO OF
                                                 EXPENSES TO     RATIO OF
NET ASSET                             RATIO OF     AVERAGE    NET INVESTMENT
  VALUE,               NET ASSETS,  EXPENSES TO  NET ASSETS    INCOME (LOSS)  PORTFOLIO
  END OF      TOTAL       END OF      AVERAGE    (EXCLUDING     TO AVERAGE     TURNOVER
   YEAR     RETURN++    YEAR (000)   NET ASSETS    WAIVERS)     NET ASSETS       RATE
---------   ---------  -----------  -----------  -----------  --------------  ---------


  $12.86      23.81%     $43,499       1.10%        1.12%          0.15%         87%
   10.39     (39.98)      35,730       1.08         1.08          (0.13)         84
   17.31      (2.49)      53,028       1.06         1.06          (0.28)         60
   18.11       2.07       51,654       1.10         1.10          (0.28)         94
   20.13      22.95       47,375       1.10         1.12          (0.42)         67

  $12.57      23.48%     $22,987       1.35%        1.37%         (0.11)%        87%
   10.18     (40.12)      18,918       1.32         1.32          (0.39)         84
   17.00      (2.69)      37,852       1.31         1.31          (0.53)         60
   17.83       1.78       35,347       1.35         1.35          (0.53)         94
   19.91      22.66       28,376       1.35         1.37          (0.68)         67

  $11.68      22.69%     $   354       2.10%        2.12%         (0.83)%        87%
    9.52     (40.57)         333       2.08         2.08          (1.14)         84
   16.02      (3.43)         363       2.06         2.06          (1.28)         60
   16.95       1.06          458       2.10         2.10          (1.28)         94
   19.18      21.69          546       2.10         2.12          (1.42)         67

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,



                 NET ASSET               NET REALIZED      TOTAL    DISTRIBUTIONS                             NET ASSET
                   VALUE,       NET     AND UNREALIZED     FROM          FROM                                   VALUE,
                 BEGINNING  INVESTMENT  GAINS (LOSSES)  INVESTMENT   NET REALIZED      TOTAL      REDEMPTION    END OF
                  OF YEAR      LOSS+    ON INVESTMENTS  OPERATIONS      GAINS      DISTRIBUTIONS     FEES       PERIOD
                 ---------  ----------  --------------  ----------  -------------  -------------  ----------  ---------
BURKENROAD FUND
CLASS A SHARES
2010               $21.42     $(0.01)       $ 7.51        $ 7.50       $   --         $   --         $  --      $28.92
2009                29.61      (0.12)        (7.68)        (7.80)       (0.40)         (0.40)         0.01       21.42
2008                31.32      (0.12)        (1.15)        (1.27)       (0.44)         (0.44)           --       29.61
2007                29.30      (0.10)         2.12          2.02           --             --            --       31.32
2006                24.97      (0.08)         4.41          4.33           --             --            --       29.30
CLASS D SHARES
2010               $21.12     $(0.08)       $ 7.40        $ 7.32       $   --         $   --         $  --      $28.44
2009                29.26      (0.20)        (7.55)        (7.75)       (0.40)         (0.40)         0.01       21.12
2008                31.04      (0.20)        (1.14)        (1.34)       (0.44)         (0.44)           --       29.26
2007                29.07      (0.17)         2.10          1.93           --             --          0.04       31.04
2006                24.82      (0.14)         4.38          4.24           --             --          0.01       29.07

+    Per share data calculated using average shares method.

++   Total return excludes applicable sales charges.

Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

                                         RATIO OF
                                        EXPENSES TO        RATIO OF
                         RATIO OF   AVERAGE NET ASSETS  NET INVESTMENT
          NET ASSETS,  EXPENSES TO      (EXCLUDING           LOSS       PORTFOLIO
  TOTAL      END OF      AVERAGE      WAIVERS AND/OR      TO AVERAGE     TURNOVER
RETURN++   YEAR (000)   NET ASSETS    REIMBURSEMENTS)     NET ASSETS       RATE
--------  -----------  -----------  ------------------  --------------  ---------


  35.01%    $39,901       1.40%            1.58%            (0.05)%        20%
 (26.36)     23,033       1.40             1.64             (0.42)         87
  (4.14)     19,579       1.40             1.62             (0.38)         42
   6.89      18,987       1.40             1.71             (0.34)         22
  17.34      13,376       1.40             1.82             (0.33)         32

  34.66%    $ 6,402       1.65%            1.83%            (0.30)%        20%
 (26.50)      5,016       1.65             1.88             (0.70)         87
  (4.40)      6,236       1.65             1.87             (0.63)         42
   6.78       7,148       1.65             1.96             (0.58)         22
  17.12       6,151       1.65             2.07             (0.55)         32

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEAR OR PERIOD ENDED JANUARY 31,





                    NET ASSET               NET REALIZED      TOTAL     DIVIDENDS      TOTAL      NET ASSET
                      VALUE,       NET     AND UNREALIZED     FROM      FROM NET     DIVIDENDS      VALUE,
                    BEGINNING  INVESTMENT  GAINS (LOSSES)  INVESTMENT  INVESTMENT       AND         END OF
                    OF PERIOD     LOSS+    ON INVESTMENTS  OPERATIONS    INCOME    DISTRIBUTIONS    PERIOD
                    ---------  ----------  --------------  ----------  ----------  -------------  ---------
QUANTITATIVE LONG/SHORT FUND
TRUST CLASS SHARES
2010                 $11.33      $(0.10)       $ 0.94        $ 0.84      $   --       $   --        $12.17
2009#                 15.00          --         (3.66)        (3.66)      (0.01)       (0.01)        11.33
CLASS A SHARES
2010                 $11.33      $(0.13)       $ 0.93        $ 0.80      $   --       $   --        $12.13
2009#                 15.00       (0.01)        (3.66)        (3.67)         --           --         11.33
CLASS C SHARES
2010                 $11.29      $(0.22)       $ 0.94        $ 0.72      $   --       $   --        $12.01
2009#                 15.00       (0.04)        (3.67)        (3.71)         --           --         11.29

(1) The expense ratio includes the performance fee adjustment. Had the performance fee adjustment been excluded, the ratios would have been 1.70%, 1.95% and 2.70% for Trust Class Shares, Class A Shares and Class C Shares, respectively.

# Commenced operations on September 30, 2008. Ratios for the period have been annualized.

+    Per share data calculated using average shares method.

++ Total return excludes applicable sales charge. Total return is for the period indicated and has not been annualized. Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

                             RATIO OF            RATIO OF             RATIO OF
                           EXPENSES TO          EXPENSES TO         EXPENSES TO
                           AVERAGE NET          AVERAGE NET         AVERAGE NET
                        ASSETS (INCLUDING    ASSETS (INCLUDING   ASSETS (INCLUDING     RATIO OF
                           PERFORMANCE          PERFORMANCE         PERFORMANCE     NET INVESTMENT
           NET ASSETS,     ADJUSTMENT,     ADJUSTMENT/EXCLUDING     ADJUSTMENT/          LOSS       PORTFOLIO
  TOTAL      END OF        DIVIDEND AND        DIVIDEND AND          EXCLUDING        TO AVERAGE     TURNOVER
RETURN++  PERIOD (000)  INTEREST EXPENSE)    INTEREST EXPENSE)        WAIVERS)        NET ASSETS       RATE
--------  ------------  -----------------  --------------------  -----------------  --------------  ---------


   7.41%     $15,922          1.92%              1.57%(1)              2.36%            (0.86)%        135%
 (24.43)      12,881          1.77               1.70                  2.29             (0.03)          47

   7.06%     $ 2,759          2.17%              1.82%(1)              2.61%            (1.11)%        135%
 (24.47)       1,942          2.02               1.95                  2.61             (0.33)          47

   6.38%     $    11          2.92%              2.57%(1)              3.36%            (1.86)%        135%
 (24.73)           1          2.74               2.67                  3.56             (1.08)          47

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEAR OR PERIOD ENDED JANUARY 31,



                    NET ASSET                   NET REALIZED      TOTAL     DIVIDENDS      TOTAL      NET ASSET
                      VALUE,         NET       AND UNREALIZED     FROM      FROM NET     DIVIDENDS      VALUE,
                    BEGINNING    INVESTMENT    GAINS (LOSSES)  INVESTMENT  INVESTMENT       AND         END OF
                    OF PERIOD  INCOME (LOSS)+  ON INVESTMENTS  OPERATIONS    INCOME    DISTRIBUTIONS    PERIOD
                    ---------  --------------  --------------  ----------  ----------  -------------  ---------
DIVERSIFIED INTERNATIONAL FUND
TRUST CLASS SHARES
2010                  $10.38       $ 0.07          $ 6.75        $ 6.82      $(0.09)      $(0.09)       $17.11
2009#                  15.00         0.02           (4.60)        (4.58)      (0.04)       (0.04)        10.38
CLASS A SHARES
2010                  $10.38       $ 0.01          $ 6.76        $ 6.77      $(0.06)      $(0.06)       $17.09
2009#                  15.00           --           (4.58)        (4.58)      (0.04)       (0.04)        10.38
CLASS C SHARES
2010                  $10.37       $(0.23)         $ 6.86        $ 6.63      $   --       $   --        $17.00
2009#                  15.00        (0.02)          (4.59)        (4.61)      (0.02)       (0.02)        10.37

# Commenced operations on September 30, 2008. Ratios for the period have been annualized.

+    Per share data calculated using average shares method.

++ Total return excludes applicable sales charge. Total return is for the period indicated and has not been annualized.

Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

                                       RATIO OF
                                     EXPENSES TO     RATIO OF
                          RATIO OF      AVERAGE   NET INVESTMENT
           NET ASSETS,  EXPENSES TO   NET ASSETS   INCOME (LOSS)  PORTFOLIO
  TOTAL      END OF       AVERAGE     (EXCLUDING    TO AVERAGE     TURNOVER
RETURN++  PERIOD (000)   NET ASSETS    WAIVERS)     NET ASSETS       RATE
--------  ------------  -----------  -----------  --------------  ---------


  65.63%     $29,506       1.50%        1.73%          0.49%         42%
 (30.53)      12,925       1.50         2.36           0.45           2

  65.23%     $ 6,354       1.75%        1.98%          0.08%         42%
 (30.57)       1,753       1.75         2.74           0.11           2

  63.96%     $    11       2.50%        2.73%         (1.37)%        42%
 (30.77)           1       2.50         3.36          (0.62)          2

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors' Inner Circle Fund II (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company with twenty-nine funds. The financial statements included herein relate to the Trust's Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Government Money Market Fund (the "Government Money Market Fund"), the Hancock Horizon Strategic Income Bond Fund (the "Strategic Income Bond Fund"), the Hancock Horizon Value Fund (the "Value Fund"), the Hancock Horizon Growth Fund (the "Growth Fund"), the Hancock Horizon Burkenroad Fund (the "Burkenroad Fund"), the Hancock Horizon Quantitative Long/Short Fund (the "Quantitative Long/Short Fund") and the Hancock Horizon Diversified International Fund (the "Diversified International Fund") (each a "Fund" and collectively the "Funds"). Prior to March 8, 2009, the Government Money Market Fund was named the Treasury Securities Money Market Fund. The financial statements of the remaining funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2010, there were no fair valued securities in the Funds.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

     The Government Money Market Fund values its investments using the amortized cost method, as permitted by Rule 2a-7 of the 1940 Act, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Horizon Advisers (the "Adviser") and Sub-Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds' Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Diversified International Fund uses FT Interactive Data Corp. ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by FT are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Diversified International Fund own securities is closed for one or more days, the Diversified International Fund shall value all securities held in that corresponding currency based on the fair value prices provided by FT using the predetermined confidence interval discussed above.

As of January 31, 2010, there were no securities fair valued in accordance with Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 (formerly FASB Statement No. 157), the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds' investments are measured at January 31, 2010 (000):

                                           LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                           -------   --------   -------   --------
Government Money Market Fund
   Investments in Securities
      U.S. Government Agency Obligations   $    --   $299,989     $--     $299,989
      Repurchase Agreements                     --    136,235      --      136,235
                                           -------   --------     ---     --------
   Total Investments in Securities         $    --   $436,224     $--     $436,224
                                           =======   ========     ===     ========
Strategic Income Bond Fund
   Investments in Securities
      U.S. Government Agency Obligations   $    --   $ 29,666     $--     $ 29,666
      U.S. Government Agency
         Mortgage-Backed Obligations            --     28,578      --       28,578
      Corporate Bonds                           --     31,978      --       31,978
      Exchange Traded Funds                 13,303         --      --       13,303
      Cash Equivalents                      10,043         --      --       10,043
      Municipal Bonds                           --      4,921      --        4,921
                                           -------   --------     ---     --------
   Total Investments in Securities         $23,346   $ 95,143     $--     $118,489
                                           =======   ========     ===     ========

                                           LEVEL 1   LEVEL 2   LEVEL 3     TOTAL
                                          --------   -------   -------   --------
Value Fund
   Investments in Securities
      Common Stock                        $126,498     $--       $--     $126,498
      Cash Equivalent                        1,731      --        --        1,731
                                          --------     ---       ---     --------
   Total Investments in Securities        $128,229     $--       $--     $128,229
                                          ========     ===       ===     ========
Growth Fund
   Investments in Securities
      Common Stock                        $ 66,100     $--       $--     $ 66,100
      Cash Equivalent                          894      --        --          894
                                          --------     ---       ---     --------
   Total Investments in Securities        $ 66,994     $--       $--     $ 66,994
                                          ========     ===       ===     ========
Burkenroad Fund
   Investments in Securities
      Common Stock                        $ 44,779     $--       $--     $ 44,779
      Cash Equivalent                        1,566      --        --        1,566
                                          --------     ---       ---     --------
   Total Investments in Securities        $ 46,345     $--       $--     $ 46,345
                                          ========     ===       ===     ========
Quantitative Long/Short Fund
   Assets at Fair Value at
      January 31, 2010 (investments in
      securities at fair value)
   Investments in Securities
      Common Stock                        $ 20,400     $--       $--     $ 20,400
      Cash Equivalent                          487      --        --          487
                                          --------     ---       ---     --------
   Total Investments in Securities        $ 20,887     $--       $--     $ 20,887
                                          ========     ===       ===     ========
   Liabilities at Fair Value at
      January 31, 2010 (securities sold
      short at fair value)
   Securities Sold Short
      Common Stock                        $ (1,843)    $--       $--     $ (1,843)
                                          --------     ---       ---     --------
      Total Securities Sold Short         $ (1,843)    $--       $--     $ (1,843)
                                          ========     ===       ===     ========
Diversified International Fund
   Investments in Securities
      Common Stock                        $ 31,482     $--       $--     $ 31,482
      Exchange Traded Funds                  1,542      --        --        1,542
      Cash Equivalent                        3,203      --        --        3,203
                                          --------     ---       ---     --------
   Total Investments in Securities        $ 36,227     $--       $--     $ 36,227
                                          ========     ===       ===     ========

FEDERAL INCOME TAXES - It is each Fund's intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no

                                                                          (LOGO)
                                                                JANUARY 31, 2010

provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the closing rate on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income.

REPURCHASE AGREEMENTS - The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

TBA PURCHASE COMMITMENTS - The Funds may engage in "to be announced" ("TBA") purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

SHORT SALES -- The Quantitative Long/Short Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security's price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense.

Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 150 basis points on the amount of any shortfall in the required cash margin.

EXPENSES - Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

CLASSES OF SHARES - Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared daily and paid monthly for the Government Money Market Fund, declared and paid monthly for the Strategic Income Bond Fund, declared and paid quarterly for the Value Fund and declared and paid annually for the Growth Fund, Burkenroad Fund, Quantitative Long/Short Fund and the Diversified International Fund. Net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

OFFERING COSTS -- Offering costs, including costs of printing initial prospectuses, legal and registration fees, were amortized over twelve months from the inception date of the Quantitative Long/Short and Diversified International Funds. As of January 31, 2010, offering costs were fully amortized for the Quantitative Long/Short Fund and the Diversified International Fund.

OTHER -- The Class C Shares of the Strategic Income Bond Fund, Value Fund, Growth Fund, Quantitative Long/Short Fund and Diversified International Fund retained a redemption fee of 1.00% on redemptions of shares sold within one year of their purchase date until May 31, 2009, at which point the redemption fees imposed by the Funds were eliminated.

                                    YEAR ENDED         YEAR ENDED
                                 JANUARY 31, 2010   JANUARY 31, 2009
                                 ----------------   ----------------
Strategic Income
   Bond Fund                           $--                $ --
Value Fund                              27                 226
Growth Fund                             --                  --
Quantitative Long/Short Fund            --                  --
Diversified International Fund          --                  --

The Class A Shares and Class D Shares of the Burkenroad Fund charged a redemption fee of 1.00% on redemptions of shares sold within one year of their purchase date until

                                                                          (LOGO)
                                                                JANUARY 31, 2010

May 31, 2009, at which point the redemption fee imposed by the Fund was eliminated.

                                YEAR ENDED         YEAR ENDED
                             JANUARY 31, 2010   JANUARY 31, 2009
                             ----------------   ----------------
Burkenroad Fund -- Class A        $4,643             $11,616
Burkenroad Fund -- Class D           781               2,476

Fees collected were retained by the Funds for the benefit of the remaining shareholders and are included in capital shares transactions in the Statements of Changes in Net Assets.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

ADVISORY AGREEMENT

     Horizon Advisers (the "Adviser"), an unincorporated division of Hancock Bank, serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated May 31, 2000 (as amended and restated May 21, 2001) (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund. The Adviser receives 0.40% of the average daily net assets of the Government Money Market Fund, 0.60% of the average daily net assets of the Strategic Income Bond Fund, 0.80% of the average daily net assets of the Value and the Growth Funds, 0.95% of the average daily net assets of the Burkenroad Fund, 1.20% of the average daily net assets of the Quantitative Long/Short Fund and 1.00% of the average daily net assets of the Diversified International Fund. For the month ended October 31, 2009 and each subsequent month thereafter, the fee received by the Adviser for the Quantitative Long/Short Fund will be comprised of a basic fee at the annual rate of 1.20% of the Fund's average daily net assets as described above and a performance adjustment ("performance adjustment"), if applicable, that increases or decreases the total fee depending upon the performance of the Fund relative to the Fund's performance benchmark. The performance adjustment is calculated and paid monthly by comparing the Fund's Trust Class Share performance to that of the Fund's performance benchmark over the current month plus the previous 11 months (the "performance period"). In cases where the advisory fee is comprised of the basic fee and a performance adjustment, the fee paid to the Adviser based on the performance adjustment will result in a minimum fee of 0.80% if the Fund's Trust Class Share underperforms the Fund's performance benchmark by 200 basis points or more on a rolling 12-month basis, and a maximum fee of 1.60% if the Fund's Trust Share Class outperforms the Fund's performance benchmark by 200 basis points or more on a rolling 12-month basis. In cases where the performance adjustment is not applicable because the performance difference does not result in a performance adjustment, the basic fee at the annual rate of 1.20% of the Fund's average daily net assets will continue to apply.

     In addition, the Adviser oversees EARNEST Partners, LLC (the Sub-Adviser to the Diversified International Fund) to ensure its compliance with the investment policies and guidelines of the Diversified International Fund, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Diversified International Fund. The Board of Trustees of the Trust (the "Board") supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

     During the year ended January 31, 2010, the Quantitative Long/Short Fund's advisory fees, before waivers, were adjusted in accordance with the policy described above, as follows:

  BASE                   NET ADVISORY
ADVISORY   PERFORMANCE    FEES BEFORE   EFFECTIVE
   FEE      ADJUSTMENT      WAIVERS        RATE
--------   -----------   ------------   ---------
$205,028    $(21,360)      $183,668       1.07%

     The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses (excluding performance adjustments, interest, dividend expenses, taxes, brokerage commissions, and extraordinary expenses) of each Fund will not exceed the following as a percentage of average net assets:

                      GOVERNMENT
                         MONEY      STRATEGIC
                        MARKET     INCOME BOND    VALUE   GROWTH
                         FUND*        FUND*      FUND**   FUND**
                      ----------   -----------   ------   ------
Trust Class Shares       0.58%        0.75%       1.10%    1.10%
Institutional Sweep
   Class Shares          0.83          n/a         n/a      n/a
Class A Shares           1.08         1.00        1.35     1.35
Class C Shares            n/a         1.75        2.10     2.10

                                  QUANTITATIVE    DIVERSIFIED
                     BURKENROAD    LONG/SHORT    INTERNATIONAL
                        FUND*         FUND*          FUND*
                     ----------   ------------   -------------
Trust Class Shares       n/a        1.70%(1)         1.50%
Class A Shares          1.40%       1.95%(1)         1.75%
Class C Shares           n/a        2.70%(1)         2.50%
Class D Shares          1.65         n/a              n/a

"n/a" designates that the Fund does not offer this class.

* The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2010.

** The Adviser has voluntarily agreed to waive fees and reimburse expenses. This may discontinue at any time.

(1) The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep the Net Expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses), before giving effect to any performance incentive adjustment, from exceeding 1.70%, 1.95%, and 2.70% of the Fund's average daily net assets of the Trust Class, Class A and Class C Shares, respectively, until May 2010 (the "Expense Limits"). Since the Expense Limits are applied before giving effect to performance incentive adjustments, the percentages shown as Net Expenses for each class of shares may be up to 0.40% higher or lower than the Expense Limit for that class because Net Expenses reflect performance incentive adjustments, if any.

     In addition, the Adviser has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Government Money Market Fund in order to limit the one-day net income yield of the Trust Class Shares, Institutional Sweep Class Shares and Class A Shares of the Fund to not less than 0.01% of the average daily net assets.

     The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

     As of January 31, 2010, fees previously waived by the Adviser which may be subject to possible future reimbursement are as follows:

                GOVERNMENT
                   MONEY      STRATEGIC
                  MARKET     INCOME BOND   GROWTH
                  FUND(1)      FUND(1)     FUND(1)
                ----------   -----------   -------
Expiring 2012    $     --       $   --      $   --
Expiring 2013     840,932        83482       5,751

                             QUANTITATIVE    DIVERSIFIED
                BURKENROAD    LONG/SHORT    INTERNATIONAL
                  FUND(1)       FUND(2)        FUND(2)
                ----------   ------------   -------------
Expiring 2012     $    --       $24,360     $40,882
Expiring 2012      48,579        75,701      53,248

(1)  Reimbursement of Advisory Fees waived effective from May 31, 2009.

(2) Reimbursement of Advisory Fees waived effective from September 30, 2008 (commencement of operations).

ADMINISTRATION AGREEMENT

     SEI Investments Global Funds Services ("the Administrator") is the Administrator of the Trust. SEI Investments Management Corporation ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.

     The Funds and the Administrator have entered into an Administration Agreement. The Administrator is entitled to a fee calculated daily and paid monthly (expressed as a percentage of the combined average daily net assets of the Funds) of: 0.125% up to $350 million, 0.10% on the next $400 million and 0.08% on the net assets over $750 million, subject to certain minimum fee levels.

TRANSFER AGENT AND CUSTODIAN AGREEMENT

     Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class on the first ten classes and $17,500 per class on the remaining classes.

     Hancock Bank serves as custodian to the Funds (except for the Quantitative Long/Short Fund), and for such services is paid an annual fee from the Funds' assets of 0.03% of each Fund's average daily net assets, subject to a minimum of $250 per month.

     U.S. Bank serves as custodian to the Quantitative Long/Short Fund and for such services is paid an annual fee based on the Fund's average daily net assets. BNY Mellon serves as sub-custodian to the Diversified International Fund, and for such services is paid an annual fee based on the Fund's average daily net assets.

DISTRIBUTION AGREEMENT

        The Trust and SEI Investments Distribution Co. (the
"Distributor"), a wholly owned subsidiary of SEI Investments

                                                                          (LOGO)
                                                                JANUARY 31, 2010

Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the agreement.

                      GOVERNMENT
                         MONEY      STRATEGIC
                        MARKET     INCOME BOND   VALUE   GROWTH
                         FUND         FUND        FUND    FUND
                      ----------   -----------   -----   ------
Trust Class Shares         --           --          --       --
Institutional Sweep
   Class Shares            --          n/a         n/a      n/a
Class A Shares           0.25%          --          --       --
Class C Shares            n/a         0.75%       0.75%    0.75%

                                   QUANTITATIVE    DIVERSIFIED
                      BURKENROAD    LONG/SHORT    INTERNATIONAL
                         FUND          FUND            FUND
                      ----------   ------------   -------------
Trust Class Shares       n/a             --              --
Class A Shares            --             --              --
Class C Shares           n/a           0.75%           0.75%
Class D Shares          0.25%           n/a             n/a

"--" designates that no fees are charged to this class.

"n/a" designates that the Fund does not offer this class.

     To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds' assets, applicable to that class of shares. During the year ended January 31, 2010, Hancock Investment Securities, Inc. received distribution fees in the amount of $621,573, $0, $0, $0, $6,382, $6 and $7 for the Government Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Fund, Quantitative Long/Short Fund and Diversified International Fund, respectively.

     The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the agreement.

                      GOVERNMENT   STRATEGIC
                         MONEY       INCOME
                        MARKET        BOND     VALUE   GROWTH
                         FUND         FUND      FUND    FUND
                      ----------   ---------   -----   ------
Trust Class Shares         --           --        --      --
Institutional Sweep
   Class Shares          0.25%         n/a       n/a     n/a
Class A Shares           0.25         0.25%     0.25%   0.25%
Class C Shares            n/a         0.25      0.25    0.25

                                  QUANTITATIVE    DIVERSIFIED
                     BURKENROAD    LONG/SHORT    INTERNATIONAL
                        FUND          FUND            FUND
                     ----------   ------------   -------------
Trust Class Shares       n/a            --              --
Class A Shares          0.25%         0.25%           0.25%
Class C Shares           n/a          0.25            0.25
Class D Shares          0.25           n/a             n/a

"--" designates that no fees are charged to this class.

"n/a" designates that the Fund does not offer this class.

     To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds' assets, applicable to that class of shares. During the year ended January 31, 2010, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $760,683, $26,937, $26,070, $20,230, $41,918, $3,538, and $4,971 for the
Government Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Fund, Quantitative Long/Short Fund and Diversified International Fund, respectively.

INVESTMENT IN AFFILIATED COMPANIES

     The Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Fund, Quantitative Long/Short Fund and Diversified International Fund may invest in the Government Money Market Fund for cash management purposes. To the extent the Funds invest in the Government Money Market Fund, they will indirectly bear a pro rata portion of the Government Money Market Fund's portfolio management fees and other Fund operating expenses.

OTHER

     Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

     The services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. SHARE TRANSACTIONS:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

                                         GOVERNMENT       STRATEGIC INCOME
                                     MONEY MARKET FUND       BOND FUND          VALUE FUND       GROWTH FUND
                                    -------------------   ----------------   ---------------   --------------
                                      2010       2009      2010      2009     2010     2009     2010     2009
                                    --------   --------   ------   -------   ------   ------   ------   -----
Trust Class Shares:
   Shares issued                     313,846    461,955    2,170       779    1,559    1,443    1,302   1,007
   Dividends and distributions
      reinvested                           1         75       48        51       20       34       --      --
   Shares redeemed                  (319,806)  (507,765)  (1,921)   (1,791)  (2,078)    (822)  (1,360)   (632)
                                    --------   --------   ------   -------   ------   ------   ------   -----
Total Trust Class Shares
   Transactions                       (5,959)   (45,735)     297      (961)    (499)     655      (58)    375
                                    --------   --------   ------   -------   ------   ------   ------   -----
Institutional Sweep Class Shares:
   Shares issued                     593,385    587,273      n/a       n/a      n/a      n/a      n/a     n/a
   Dividends and distributions
      reinvested                           1         41      n/a       n/a      n/a      n/a      n/a     n/a
   Shares redeemed                  (597,968)  (618,302)     n/a       n/a      n/a      n/a      n/a     n/a
                                    --------   --------   ------   -------   ------   ------   ------   -----
Total Institutional Sweep Class
   Shares Transactions                (4,582)   (30,988)     n/a       n/a      n/a      n/a      n/a     n/a
                                    --------   --------   ------   -------   ------   ------   ------   -----
Class A Shares:
   Shares issued                     681,740    801,093    1,535       729    1,063    1,267    1,217     542
   Dividends and distributions
      reinvested                           6        335       70        71       41       44       --      --
   Shares redeemed                  (653,969)  (893,553)  (1,112)     (811)    (820)  (1,001)  (1,248)   (910)
                                    --------   --------   ------   -------   ------   ------   ------   -----
Total Class A Shares Transactions     27,777    (92,125)     493       (11)     284      310      (31)   (368)
                                    --------   --------   ------   -------   ------   ------   ------   -----
Class C Shares:
   Shares issued                         n/a        n/a        4        12       59       95        1      18
   Dividends and distributions
      reinvested                         n/a        n/a        1        --        2        2       --      --
   Shares redeemed                       n/a        n/a       (1)       (1)     (60)     (63)      (6)     (6)
                                    --------   --------   ------   -------   ------   ------   ------   -----
Total Class C Shares Transactions        n/a        n/a        4        11        1       34       (5)     12
                                    --------   --------   ------   -------   ------   ------   ------   -----
Net Change in Capital Shares          17,236   (168,848)     794      (961)    (214)     999      (94)     19
                                    ========   ========   ======   =======   ======   ======   ======   =====

"n/a" designates that the Fund does not offer this class.

Amounts designated as "--" are either 0 shares or have been rounded to 0 shares.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

4. SHARE TRANSACTIONS (CONTINUED):

Shares issued, reinvested and redeemed for the Funds were as follows (000):

                                         BURKENROAD     QUANTITATIVE        DIVERSIFIED
                                            FUND      LONG/SHORT FUND   INTERNATIONAL FUND
                                        -----------   ---------------   ------------------
                                        2010   2009    2010    2009*     2010      2009*
                                        ----   ----   -----   -------   -------   --------
Trust Class Shares:
   Shares issued                         n/a    n/a     606    1,753     1,011      1,885
   Dividends and distributions
      reinvested                         n/a    n/a      --       --         2          2
   Shares redeemed                       n/a    n/a    (434)    (616)     (534)      (641)
                                        ----   ----    ----    -----     -----      -----
Total Trust Class Shares Transactions    n/a    n/a     172    1,137       479      1,246
                                        ----   ----    ----    -----     -----      -----
Class A Shares:
   Shares issued                         787    690     228      185       382        184
   Dividends and distributions
      reinvested                          --     17      --       --         1         --
   Shares redeemed                      (482)  (293)   (172)     (14)     (180)       (15)
                                        ----   ----    ----    -----     -----      -----
Total Class A Shares Transactions        305    414      56      171       203        169
                                        ----   ----    ----    -----     -----      -----
Class C Shares:
   Shares issued                         n/a    n/a       1       --         2         --
   Dividends and distributions
      reinvested                         n/a    n/a      --       --        --         --
   Shares redeemed                       n/a    n/a      --       --        (1)        --
                                        ----   ----    ----    -----     -----      -----
Total Class C Shares Transactions        n/a    n/a       1       --         1         --
                                        ----   ----    ----    -----     -----      -----
Class D Shares:
   Shares issued                          39     72     n/a      n/a       n/a        n/a
   Dividends and distributions
      reinvested                          --      4     n/a      n/a       n/a        n/a
   Shares redeemed                       (52)   (51)    n/a      n/a       n/a        n/a
                                        ----   ----    ----    -----     -----      -----
Total Class D Shares Transactions        (13)    25     n/a      n/a       n/a        n/a
                                        ----   ----    ----    -----     -----      -----
Net Change in Capital Shares             292    439     229    1,308       683      1,415
                                        ====   ====    ====    =====     =====      =====

"n/a" designates that the Fund does not offer this class.

*    Commenced operations on September 30, 2008.

Amounts designated as "--" are either 0 shares or have been rounded to 0 shares.

5. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended January 31, 2010 were as follows:

                                     STRATEGIC                                     QUANTITATIVE    DIVERSIFIED
                                       INCOME      VALUE     GROWTH   BURKENROAD    LONG/SHORT    INTERNATIONAL
                                     BOND FUND     FUND       FUND       FUND          FUND            FUND
                                       (000)       (000)     (000)       (000)         (000)          (000)
                                     ---------   --------   -------   ----------   ------------   -------------
Cost of Security Purchases
   U.S. Government Securities         $ 6,126    $     --   $    --     $    --       $    --        $    --
   Other                               12,908     106,592    53,664      13,509        27,595         19,383
Proceeds from Sales and Maturities
   U.S. Government Securities         $10,617    $     --   $    --     $    --       $    --        $    --
   Other                                3,310     111,644    55,054       7,427        23,902          9,155

6. FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Each of the Funds has a tax year that ends on April 30. The following tax disclosure is representative as of April 30, 2009, except for the tax character of distributions and Federal tax cost and aggregate tax gross unrealized appreciation and depreciation on investments.

Permanent book and tax differences resulted in the following reclassifications. These differences are due to reclass of distributions and net operating losses. These reclassifications had no impact on the net assets or net asset value of the Funds. Accordingly, the following reclassifications have been made to/from the following accounts (000):

                                     UNDISTRIBUTED         ACCUMULATED   ADDITIONAL
                                 NET INVESTMENT INCOME/   NET REALIZED     PAID-IN
                                   (ACCUMULATED LOSS)      GAIN (LOSS)     CAPITAL
                                 ----------------------   ------------   ----------
Growth Fund                                $42                 $--         $ (42)
Burkenroad Fund                             74                  57          (131)
Quantitative Long/Short Fund                26                  (1)          (25)
Diversified International Fund               3                  (3)           --

The tax character of dividends and distributions declared during the years ended January 31, 2010 and January 31, 2009 was as follows (000):

                                                    LONG-TERM
                                 ORDINARY INCOME   CAPITAL GAIN        TOTALS
                                 ---------------   ------------   ---------------
                                  2010     2009    2010    2009    2010     2009
                                 ------   ------   ----   -----   ------   ------
Government Money Market Fund     $   52   $4,117   $ --    $ --   $   52   $4,117
Strategic Income Bond Fund        4,465    4,675    199     451    4,664    5,126
Value Fund                        1,784    1,705     --     544    1,784    2,249
Growth Fund                          15       --     --      --       15       --
Burkenroad Fund                      --       --     --     495       --      495
Quantitative Long/Short Fund         --        6     --      --       --        6
Diversified International Fund      164       57     --      --      164       57


Amounts designated as "--" are either $0 or have been rounded to $0.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

As of April 30, 2009, the components of distributable earnings on a tax basis were as follows (000):

                                          GOVERNMENT  STRATEGIC
                                            MONEY       INCOME                                   QUANTITATIVE   DIVERSIFIED
                                            MARKET      BOND      VALUE     GROWTH   BURKENROAD     LONG/      INTERNATIONAL
                                             FUND       FUND       FUND      FUND      FUND       SHORT FUND       FUND
                                          ----------  ---------  --------  --------  ----------  ------------  -------------
Undistributed ordinary income                $  5       $ 144    $     76  $     --   $    --      $    --       $     81
Undistributed long-term capital gain           --         182          --        --        --           --             --
Unrealized appreciation (depreciation)         --        (130)    (16,424)     (405)     (242)         595         (2,198)
Capital Loss Carryforward                     (11)         --      (7,155)   (5,473)     (588)        (763)            --
Post-October Losses                            (3)         --     (15,109)  (13,931)   (1,594)      (3,711)          (626)
Other temporary differences                    (5)         --          --        --        46           --             --
                                             ----       -----    --------  --------   -------      -------       --------
Total distributable earnings                 $(14)      $ 196    $(38,612) $(19,809)  $(2,378)     $(3,879)      $ (2,743)
                                             ====       =====    ========  ========   =======      =======       ========

Undistributed amounts at April 30, 2009, reported in the above table, have been paid.

Amounts designated as "--" are either $0 or have been rounded to $0.

Post-October Losses represent losses on investment transactions from November 1, 2008 through April 30, 2009, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having risen in the following year. For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains. During the year ended April 30, 2009, these were no Funds that utilized capital loss carryforwards to offset realized capital gains. At April 30, 2009, capital loss carryforwards and their expiration dates were as follows:

                          GOVERNMENT                                       QUANTITATIVE
                         MONEY MARKET     VALUE      GROWTH    BURKENROAD   LONG/SHORT
                          FUND (000)   FUND (000)  FUND (000)  FUND (000)   FUND (000)
                         ------------  ----------  ----------  ----------  ------------
Expires April 30, 2017       $11         $7,155      $5,452      $588          $763
Expires April 30, 2016        --            --           21        --            --

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (excluding securities sold short and foreign currency) held by the Funds at January 31, 2010 were as follows:

                                                         AGGREGATE      AGGREGATE
                                                          GROSS          GROSS
                                                        UNREALIZED     UNREALIZED    NET UNREALIZED
                                    FEDERAL TAX COST   APPRECIATION   DEPRECIATION   APPRECIATION
                                         (000)             (000)         (000)           (000)
                                    ----------------   ------------   ------------   --------------
Strategic Income Bond Fund              $114,219          $ 5,544       $(1,274)         $4,270
Value Fund                               119,091           13,541        (4,403)          9,138
Growth Fund                               60,024            9,020        (2,050)          6,970
Burkenroad Fund                           40,420            7,721        (1,796)          5,925
Quantitative Long/Short Fund Fund         18,864            2,668          (645)          2,023
Diversified International Fund            31,799            5,350          (922)          4,428

For Federal income tax purposes, the book cost of securities owned at January 31, 2010 for the Government Money Market Fund was equal to tax cost.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

7. OTHER:

On January 31, 2010, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

                                                            NUMBER OF    % OF OUTSTANDING
                                                          SHAREHOLDERS       SHARES
                                                          ------------   ----------------
Government Money Market Fund, Trust Class                      1                90
Government Money Market Fund, Institutional Sweep Class        1                84
Government Money Market Fund, Class A                          2                99
Strategic Income Bond Fund, Trust Class                        1                71
Strategic Income Bond Fund, Class A                            1                16
Strategic Income Bond Fund, Class C                            2                41
Value Fund, Trust Class                                        1                74
Value Fund, Class A                                            1                12
Value Fund, Class C                                            2                51
Growth Fund, Trust Class                                       1                74
Growth Fund, Class A                                           1                24
Growth Fund, Class C                                           2                51
Burkenroad Fund, Class A                                       1                21
Burkenroad Fund, Class D                                       3                32
Quantitative Long/Short Fund, Trust Class                      1                78
Quantitative Long/Short Fund, Class A                          1                29
Quantitative Long/Short Fund, Class C                          1                93
Diversified International Fund, Trust Class                    1                74
Diversified International Fund, Class A                        1                24
Diversified International Fund, Class C                        3                91

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

8. INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust's experience, the risk of loss from such claims is considered remote.

9. CONCENTRATION OF RISKS:

When the Diversified International Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Diversified International Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Diversified International Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Diversified International Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At January 31, 2010, the net assets of the Diversified International Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

10. RECENT ACCOUNTING PRONOUNCEMENT:

In January 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

11. SUBSEQUENT EVENTS:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2010.

                                                                          (LOGO)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         JANUARY 31, 2010

To the Shareholders and Board of Trustees
Hancock Horizon Funds of The Advisors' Inner Circle Fund II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Hancock Horizon Government Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Fund, Hancock Horizon Quantitative Long/Short Fund, and Hancock Horizon Diversified International Fund (seven of the series constituting The Advisors' Inner Circle Fund II (the "Trust")) as of January 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods presented in the two-year period then ended, and the financial highlights for each of the years or periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hancock Horizon Government Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Fund, Hancock Horizon Quantitative Long/Short Fund and Hancock Horizon Diversified International Fund of The Advisors' Inner Circle Fund II at January 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods presented in the two-year period then ended, and their financial highlights for each of the years or periods presented in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                                             (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania
March 29, 2010

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue

                                            TERM OF
                          POSITION(S)     OFFICE AND
    NAME, ADDRESS,         HELD WITH       LENGTH OF                PRINCIPAL OCCUPATION(S)
        AGE(1)             THE TRUST    TIME SERVED(2)                 DURING PAST 5 YEARS
----------------------   ------------   --------------   -----------------------------------------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER           Chairman      (Since 1991)    Currently performs various services on behalf
63 yrs. old              of the Board                    of SEI Investments for which Mr. Nesher is
                          of Trustees                    compensated.












WILLIAM M. DORAN            Trustee      (Since 1992)    Self-employed Consultant since 2003. Partner,
1701 Market Street,                                      Morgan, Lewis & Bockius LLP (law firm) from
Philadelphia, PA 19103                                   1976-2003, counsel to the Trust, SEI, SIMC,
69, yrs. old                                             the Administrator and the Distributor. Director
                                                         of SEI Investments since 1974; Secretary of
                                                         SEI Investments since 1978.






(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-346-6300. The following chart lists Trustees and Officers as of January 31, 2010.

             NUMBER OF
             FUNDS IN
THE ADVISORS' INNER CIRCLE FUND II
         OVERSEEN BY BOARD                               OTHER DIRECTORSHIPS
              MEMBER                                   HELD BY BOARD MEMBER(3)
----------------------------------   ------------------------------------------------------------



                29                   Trustee of The Advisors' Inner Circle Fund, Bishop Street
                                     Funds, SEI Asset Allocation Trust, SEI Daily Income Trust,
                                     SEI Institutional International Trust, SEI Institutional
                                     Investments Trust, SEI Institutional Managed Trust, SEI
                                     Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha
                                     Strategy Portfolios, L.P., Director of SEI Global Master
                                     Fund, plc, SEI Global Assets Fund, plc, SEI Global
                                     Investments Fund, plc, SEI Investments Global, Limited, SEI
                                     Investments -- Global Fund Services, Limited, SEI
                                     Investments (Europe), Limited, SEI Investments -- Unit Trust
                                     Management (UK), Limited, SEI Global Nominee Ltd., SEI
                                     Opportunity Fund, L.P., SEI Structured Credit Fund, L.P.,
                                     SEI Multi-Strategy Funds plc and SEI Islamic Investments
                                     Fund plc.

                29                   Trustee of The Advisors' Inner Circle Fund, Bishop Street
                                     Funds, SEI Asset Allocation Trust, SEI Daily Income Trust,
                                     SEI Institutional International Trust, SEI Institutional
                                     Investments Trust, SEI Institutional Managed Trust, SEI
                                     Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha
                                     Strategy Portfolios, L.P., Director of SEI since 1974.
                                     Director of the Distributor since 2003. Director of SEI
                                     Investments -- Global Fund Services, Limited, SEI
                                     Investments Global, Limited, SEI Investments (Europe),
                                     Limited, SEI Investments (Asia), Limited and SEI Asset Korea
                                     Co., Ltd., SEI Global Nominee Limited and SEI Investments --
                                     Unit Trust Management (UK) Limited.

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONTINUED)

                                           TERM OF
                          POSITION(S)     OFFICE AND
    NAME, ADDRESS,         HELD WITH       LENGTH OF                PRINCIPAL OCCUPATION(S)
        AGE(1)             THE TRUST    TIME SERVED(2)               DURING PAST 5 YEARS
-----------------------   -----------   --------------   -------------------------------------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY             Trustee      (Since 1994)    Attorney, Solo Practitioner since 1994.
78 yrs. old                                              Partner, Dechert, Price & Rhoads (law firm)
                                                         September 1987-December 1993.







GEORGE J. SULLIVAN, JR.     Trustee      (Since 1999)    Self-Employed Consultant, Newfound
67 yrs. old                                              Consultants, Inc. since April 1997.












(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

             NUMBER OF
             FUNDS IN
THE ADVISORS' INNER CIRCLE FUND II
         OVERSEEN BY BOARD                           OTHER DIRECTORSHIPS
              MEMBER                               HELD BY BOARD MEMBER(3)
----------------------------------   ------------------------------------------------





                29                   Trustee of The Advisors' Inner Circle Fund,
                                     Bishop Street Funds, and U.S. Charitable Gift
                                     Trust, SEI Asset Allocation Trust, SEI Daily
                                     Income Trust, SEI Institutional International
                                     Trust, SEI Institutional Investments Trust,
                                     SEI Institutional Managed Trust, SEI Liquid
                                     Asset Trust, SEI Tax Exempt Trust, and SEI
                                     Alpha Strategy Portfolios, L.P.

                29                   Trustee of The Advisors' Inner Circle Fund,
                                     Bishop Street Funds, State Street Navigator
                                     Securities Lending Trust, SEI Asset Allocation
                                     Trust, SEI Daily Income Trust, SEI Institutional
                                     International Trust, SEI Institutional
                                     Investments Trust, SEI Institutional Managed
                                     Trust, SEI Liquid Asset Trust, SEI Tax Exempt
                                     Trust, and SEI Alpha Strategy Portfolios, L.P.,
                                     Director of SEI Opportunity Fund, L.P., and SEI
                                     Structured Credit Fund, L.P., member of the
                                     independent review committee for SEI's
                                     Canadian-registered mutual funds.

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONTINUED)

                                                            TERM OF
                                   POSITION(S)            OFFICE AND
      NAME, ADDRESS,                HELD WITH              LENGTH OF                   PRINCIPAL OCCUPATION(S)
          AGE(1)                    THE TRUST           TIME SERVED(2)                   DURING PAST 5 YEARS
-------------------------   -------------------------   --------------   --------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

BETTY L. KRIKORIAN                   Trustee              (Since 2005)   Vice President Compliance AARP Financial, Inc.
67 yrs. old                                                              since 2008. Self-employed Legal and Financial
                                                                         Services Consultant since 2003. Counsel to State
                                                                         Street Bank Global Securities and Cash Operations
                                                                         from 1995 to 2003.

CHARLES E. CARLBOM                   Trustee              (Since 2005)   Self-employed Business Consultant, Business
75 yrs. old                                                              Project Inc. since 1997. CEO and President, United
                                                                         Grocers Inc. from 1997 to 2000.

MITCHELL A. JOHNSON                  Trustee              (Since 2005)   Retired.
67 yrs. old








JOHN K. DARR                         Trustee              (Since 2008)   CEO, Office of Finance FHL Banks
65 yrs. old                                                              from 1992 to 2007

OFFICERS

PHILIP T. MASTERSON                 President             (Since 2008)   Managing Director of SEI Investments since
45 yrs. old                                                              2006. Vice President and Assistant Secretary of
                                                                         the Administrator from 2004 to 2006. General
                                                                         Counsel of Citco Mutual Fund Services from 2003
                                                                         to 2004. Vice President and Associate Counsel for
                                                                         the Oppenheimer Funds from 2001 to 2003.

MICHAEL LAWSON              Treasurer, Controller and     (Since 2005)   Director, SEI Investments, Fund Accounting since
49 yrs. old                  Chief Financial Officer                     July 2005. Manager, SEI Investments AVP from April
                                                                         1995 to February 1998 and November 1998
                                                                         to July 2005.

(1) Unless otherwise noted, the business address of each Trustee and Officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

             NUMBER OF
             FUNDS IN
THE ADVISORS' INNER CIRCLE FUND II
         OVERSEEN BY BOARD                            OTHER DIRECTORSHIPS
              MEMBER                             HELD BY BOARD MEMBER/OFFICER(3)
----------------------------------   ----------------------------------------------------



                 29                  Trustee of The Advisors' Inner Circle Fund and
                                     Bishop Street Funds.



                 29                  Director, Oregon Transfer Co. and Trustee of
                                     The Advisors' Inner Circle Fund, Bishop Street Funds


                 29                  Director, Federal Agricultural Mortgage Corporation.
                                     Trustee of The Advisors' Inner Circle Fund, Bishop
                                     Street Funds, SEI Asset Allocation Trust, SEI Daily
                                     Income Trust, SEI Institutional International Trust,
                                     SEI Institutional Investments Trust, SEI
                                     Institutional Management Trust, SEI Liquid Asset
                                     Trust, SEI Tax Exempt Trust and SEI Alpha Strategies
                                     Portfolios, L.P.

                 29                  Director of Federal Home Loan Bank of Pittsburgh and
                                     Manna, Inc. and Trustee of The Advisors' Inner
                                     Circle Fund and Bishop Street Funds.


                 N/A                                        N/A




                 N/A                                        N/A

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONCLUDED)

                                                TERM OF
                           POSITION(S)        OFFICE AND
    NAME, ADDRESS,          HELD WITH          LENGTH OF                   PRINCIPAL OCCUPATION(S)
        AGE(1)              THE TRUST         TIME SERVED                    DURING PAST 5 YEARS
--------------------   -------------------   ------------   ----------------------------------------------------
OFFICERS (CONTINUED)

RUSSELL EMERY           Chief Compliance     (Since 2006)   Chief Compliance Officer of The Advisors' Inner
47 yrs. old                  Officer                        Circle Fund, The Advisors' Inner Circle Fund II,
                                                            the Bishop Street Funds, SEI Structured Credit Fund,
                                                            LP and SEI Alpha Strategy Portfolios, LP since
                                                            June 2007. Chief Compliance Officer of SEI
                                                            Opportunity Fund, LP, SEI Institutional Managed
                                                            Trust, SEI Asset Allocation Trust, SEI Institutional
                                                            International Trust, SEI Institutional Investments
                                                            Trust, SEI Daily Income Trust, SEI Liquid Asset
                                                            Trust, and SEI Tax Exempt Trust Since March 2006.
                                                            Director of Investment Product Management and
                                                            Development, SEI Investments from February 2003 to
                                                            March 2006. Senior Investment Analyst, Equity Team,
                                                            SEI Investments from March 2000 to February 2003.

JOSEPH GALLO             Vice President      (Since 2007)   Corporate Counsel of SEI since 2007; Associate
36 yrs. old               and Secretary                     Counsel, ICMA Retirement Corporation,
                                                            2004-2007; Federal Investigator, U.S.
                                                            Department of Labor, 2002-2004; U.S. Securities
                                                            and Exchange Commission -- Department of
                                                            Investment Management, 2003.

CAROLYN E. MEAD        Vice President and    (Since 2007)   Corporate Counsel of SEI since 2007; Associate,
52 yrs. old            Assistant Secretary                  Stradley, Ronon, Stevens & Young, 2004-2007;
                                                            Counsel ING Variable Annuities, 1999-2002.

JAMES NDIAYE           Vice President and    (Since 2004)   Employed by SEI Investments Company since
41 yrs. old            Assistant Secretary                  2004. Vice President, Deutsche Asset Management
                                                            from 2003-2004. Associate, Morgan, Lewis &
                                                            Bockius LLP from 2000-2003. Counsel, Assistant
                                                            Vice President, ING Variable Annuities Group from
                                                            1999-2000.

TIMOTHY D. BARTO       Vice President and    (Since 2000)   General Counsel, Vice President and Assistant
41 yrs. old            Assistant Secretary                  Secretary of SEI Investments Global Funds Services
                                                            since 1999; Associate, Dechert Price & Rhoads
                                                            (law firm) from 1997-1999; Associate, Richter,
                                                            Miller & Finn (law firm) from 1994-1997.

MICHAEL BEATTIE          Vice President      (Since 2008)   Director of Client Services at SEI since 2004.
44 yrs. old

ANDREW S. DECKER           AML Officer       (Since 2008)   Compliance Officer and Product Manager,
46 yrs. old                                                 SEI, 2005-2008. Vice President, Old Mutual
                                                            Capital, 2000-2005. Operations Director,
                                                            Prudential Investments, 1998-2000.

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                                                          (LOGO)
                                                                JANUARY 31, 2010

             NUMBER OF
             FUNDS IN
THE ADVISORS' INNER CIRCLE FUND II
        OVERSEEN BY BOARD            OTHER DIRECTORSHIPS
              MEMBER                   HELD BY OFFICER
----------------------------------   -------------------


              N/A                            N/A














               N/A                            N/A





               N/A                            N/A



               N/A                            N/A






               N/A                            N/A





               N/A                            N/A


               N/A                            N/A



NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a January 31, 2010 tax year end, this notice is for informational use only.

For the fiscal year ended January 31, 2010, each Fund is designating long-term capital gains and ordinary income with regard to distributions paid during the year as follows:

                                                                 DIVIDENDS
                      LONG-TERM      ORDINARY                     RECEIVED   QUALIFIED      U.S.         INTEREST     SHORT-TERM
                    CAPITAL GAINS     INCOME          TOTAL      DEDUCTION    DIVIDEND   GOVERNMENT      RELATED     CAPITAL GAIN
FUND                DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS     (1)     INCOME (2)  INTEREST (3)  DIVIDENDS (4)  DIVIDEND (5)
----                -------------  -------------  -------------  ---------  ----------  ------------  -------------  ------------
GOVERNMENT MONEY
   MARKET FUND          0.00%         100.00%        100.00%        0.00%       0.00%      29.57%        100.00%          0.00%
STRATEGIC INCOME
   BOND FUND            4.26%          95.74%        100.00%        0.00%       0.00%       6.00%        100.00%        100.00%
VALUE FUND              0.00%         100.00%        100.00%      100.00%     100.00%       0.00%          0.00%          0.00%
GROWTH FUND             0.00%         100.00%        100.00%      100.00%     100.00%       0.00%          0.00%          0.00%
BURKENROAD FUND         0.00%           0.00%          0.00%        0.00%       0.00%       0.00%          0.00%          0.00%
QUANTITATIVE LONG/
   SHORT FUND           0.00%           0.00%          0.00%        0.00%       0.00%       0.00%          0.00%          0.00%
DIVERSIFIED
   INTERNATIONAL
   FUND                 0.00%         100.00%        100.00%        0.00%     100.00%       0.00%          0.00%          0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law. This provision of the IRC will be expiring for years beginning after December 31, 2010.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2010.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividend" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2010.

     The Diversified International Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended 2010, the total amount of foreign source income is $176,054. The total amount of foreign tax paid is $38,712. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

                               WALL STREET SAVVY,
                                  MAIN STREET TOUCH.

                               INVESTMENT ADVISER
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)
                                One Hancock Plaza
                                  P.O. Box 4019
                               Gulfport, MS 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                  ADMINISTRATOR
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

                        THIS MATERIAL MUST BE PRECEDED OR
                      ACCOMPANIED BY A CURRENT PROSPECTUS.

                           THE HANCOCK HORIZON FUNDS:

                              -   NOT FDIC INSURED

                              -   NO BANK GUARANTEE

                              -   MAY LOSE VALUE

                                     (LOGO)

                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.800.990.2434
                           www.hancockhorizonfunds.com

HHF-AR-001-0200

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") related to the Hancock Horizon Family of Funds and the SmartGrowth Family of Funds (the "Funds") for fiscal years 2010 and 2009.

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years was as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2010                                                   2009
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $206,860            N/A               N/A             $206,860            N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           N/A               N/A               N/A                N/A              N/A               N/A
        Related
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax             $623               N/A               N/A                N/A              N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A                N/A              N/A               N/A
        Other
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
(1) Audit fees include amounts related to the audit of the Funds' annual financial statements, performance of security counts in compliance with rule 17f-2 of the Investment Company Act of 1940, and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures. The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2010             2009
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                 N/A               N/A
                ---------------------------- ----------------- ----------------
                Tax Fees                           N/A               N/A
                ---------------------------- ----------------- ----------------
                All Other Fees                     N/A               N/A
                ---------------------------- ----------------- ----------------

(f)      Not applicable.

(g) (1) The aggregate non-audit fees and services billed by E&Y for last two fiscal years were $623 and $0 for 2010 and 2009, respectively.

(h)      Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedules of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 18, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) The Advisors' Inner Circle Fund II


By (Signature and Title)                       /s/ Philip T. Masterson
                                               -----------------------
                                               Philip T. Masterson
                                               President
Date: April 7, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                       /s/ Philip T. Masterson
                                               -----------------------
                                               Philip T. Masterson
                                               President
Date: April 7, 2010


By (Signature and Title)                       /s/ Michael Lawson
                                               -----------------------
                                               Michael Lawson
                                               Treasurer, Controller and
                                               Chief Financial Officer
Date: April 7, 2010